                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                                                               File No. 33-40991
                                                               File No. 811-6322

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                X

         Pre-Effective Amendment No. ____
         Post-Effective Amendment No. 54                               X
                                     ----

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        X

         Amendment No.  54                                             X
                      -----


                              DELAWARE POOLED TRUST
               (Exact Name of Registrant as Specified in Charter)
--------------------------------------------------------------------------------

                 2005 Market Street, Philadelphia, PA 19103-7094       19103
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)         (Zip Code)

Registrant's Telephone Number, including Area Code:        (800) 523-1918
                                                           --------------

     David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                          October 31, 2005

It is proposed that this filing will become effective:

         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on October 31, 2005 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on [date] pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---

This Post-Effective Amendment No. 54 to Registration File No. 33-40991 includes the following:

1. Facing Page

2. Contents Page

3. Part A--Prospectus

4. Part B--Statement of Additional Information

5. Part C--Other Information

6. Signatures







The Registrant's Delaware REIT Fund Prospectuses, dated February 25, 2005, have not been affected by this Amendment No. 54 to the Registration Statement and remain current until such time in the future that the Registrant deems their amendment necessary.

                          PROSPECTUS         DELAWARE POOLED TRUST
                        NOVEMBER 1, 2005

                                       U.S. EQUITIES


                                       THE LARGE-CAP GROWTH EQUITY PORTFOLIO
                                       THE LARGE-CAP VALUE EQUITY PORTFOLIO
                                       THE MID-CAP GROWTH EQUITY PORTFOLIO
                                       THE SMALL-CAP GROWTH EQUITY PORTFOLIO
                                       THE SMALL-CAP GROWTH II EQUITY PORTFOLIO
                                       THE SMID-CAP GROWTH EQUITY PORTFOLIO
                                       THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
                                       THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II
                                       THE ALL-CAP GROWTH EQUITY PORTFOLIO

                                       U.S. FIXED INCOME

                                       THE INTERMEDIATE FIXED INCOME PORTFOLIO
                                       THE CORE FOCUS FIXED INCOME PORTFOLIO
                                       THE HIGH-YIELD BOND PORTFOLIO
                                       THE CORE PLUS FIXED INCOME PORTFOLIO

                                       INTERNATIONAL EQUITIES
                                       THE INTERNATIONAL EQUITY PORTFOLIO
                                       THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO
                                       THE EMERGING MARKETS PORTFOLIO

                                       INTERNATIONAL FIXED INCOME

                                       THE GLOBAL FIXED INCOME PORTFOLIO
                                       THE INTERNATIONAL FIXED INCOME PORTFOLIO





                                       INSERT LOGO


                              DELAWARE POOLED TRUST

                                   PROSPECTUS
                                NOVEMBER 1, 2005

This Prospectus offers 18 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net-worth individuals. Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED                                      FIXED-INCOME ORIENTED
THE LARGE-CAP GROWTH EQUITY PORTFOLIO                THE INTERMEDIATE FIXED INCOME PORTFOLIO
THE LARGE-CAP VALUE EQUITY PORTFOLIO                 THE CORE FOCUS FIXED INCOME PORTFOLIO
THE MID-CAP GROWTH EQUITY PORTFOLIO                  THE HIGH-YIELD BOND PORTFOLIO
THE SMALL-CAP GROWTH EQUITY PORTFOLIO                THE CORE PLUS FIXED INCOME PORTFOLIO
THE SMALL-CAP GROWTH II EQUITY PORTFOLIO             THE GLOBAL FIXED INCOME PORTFOLIO
THE SMID-CAP GROWTH EQUITY PORTFOLIO                 THE INTERNATIONAL FIXED INCOME PORTFOLIO
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO1,2
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II2
THE ALL-CAP GROWTH EQUITY PORTFOLIO
THE INTERNATIONAL EQUITY PORTFOLIO
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO
THE EMERGING MARKETS PORTFOLIO


1 The Real Estate Investment Trust Portfolio offers six classes of shares. This
  Prospectus relates only to The Real Estate Investment Trust Portfolio Class shares, which commenced operations on November 4, 1997.

2 The Real Estate Investment Trust Portfolio and The Real Estate Investment
  Trust Portfolio II are sometimes referred to collectively as "The Real Estate Investment Trust Portfolios" in this Prospectus.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

The Large-Cap Growth Equity Portfolio                  Page
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Small-Cap Growth II Equity Portfolio
The Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolios
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The All-Cap Growth Equity Portfolio
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

ADDITIONAL INVESTMENT INFORMATION

RISK FACTORS

MANAGEMENT OF THE FUND
Shareholder Services

HOW TO PURCHASE SHARES
Redemption of Shares
Other Purchase and Redemption Considerations
Valuation of Shares
Dividends and Capital Gains Distributions
Taxes
FINANCIAL HIGHLIGHTS

APPENDIX A


PROFILE: THE LARGE-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

   THE LARGE-CAP GROWTH EQUITY PORTFOLIO SEEKS CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we will generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000 Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $500 million to approximately $380 billion as of June 30, 2005, the Portfolio will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").

Using a bottom up approach, we seek to select securities that we believe have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic values of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

Although we tend to hold a relatively focused portfolio of between 25 to 40 stocks, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Portfolio may also invest in other securities, including preferred stock, real estate investment trusts, warrants, equity and debt securities that are convertible into stocks, debt securities of government and corporate issuers and investment company securities, futures and options.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices, which can be caused by a decline in the stock market or poor performance from specific companies that can result from negative earnings reports.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

WHAT ARE THE LARGE-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
purchases as a percentage of offering price     none
Maximum sales charge (load) imposed on
reinvested dividends                            none
Purchase reimbursement fees                     none
Redemption reimbursement fees                   none
Exchange fees                                   none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Large-Cap Growth Equity Portfolio's assets.

Investment advisory fees1                 0.55%
Distribution and service (12b-1) fees     none
Other expenses                            0.36%(2)
Total operating expenses1                 0.91%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year       $93
3 years      $290
5 years      $504
10 years     $1,120



1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.65% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.29% and 0.65%, respectively.
2 Other expenses are based on estimates for the current fiscal year.
3 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE LARGE-CAP VALUE EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

   THE LARGE-CAP VALUE EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in equity securities of large-capitalization companies which, at the time of purchase, have dividend yields above the current yield of the Russell 1000 Value Index and which, in the investment advisor's opinion, offer capital gains potential as well. In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time it will invest in sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stock. The Portfolio may hold cash or invest in short-term debt securities or other money market instruments (normally, not more than 5% of its total assets) when, in our opinion, such holdings are prudent given the prevailing market conditions. For purposes of this Portfolio, we will generally consider large-capitalization companies to be those that have a market capitalization of $5 billion or more (at the time of purchase).

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").

We seek to invest in high-yielding equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase generally will exhibit the following characteristics at the time of purchase: 1) a dividend yield greater than the prevailing yield of the Russell 1000 Value Index; 2) a price-to-book ratio lower than the average large capitalization company; and 3) a below-market price-to-earnings ratio.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE LARGE-CAP VALUE EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Large-Cap Value Equity Portfolio. We show how returns before taxes for The Large-Cap Value Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years--with average annual returns compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Large-Cap Value Equity Portfolio)]

                YEAR-BY-YEAR TOTAL RETURN (The Large-Cap Value Equity Portfolio)

The Large-Cap Value Equity Portfolio
  1995     34.06%
  1996     20.60%
  1997     30.53%
  1998     11.84%
  1999     -2.06%
  2000     12.86%
  2001     -3.93%
  2002     -14.15%
  2003     28.24%
  2004     10.20%


As of September 30, 2005, The Large-Cap Value Equity Portfolio had a calendar year-to-date return of 2.68%. During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio's highest quarterly return was 17.91% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.55% for the quarter ended September 30, 2002.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

THE LARGE-CAP VALUE EQUITY PORTFOLIO                       1 YEAR  5 YEARS  10 YEARS
------------------------------------                       ------  -------  --------
Return before taxes                                        10.20%    5.63%    11.76%
Return after taxes on distributions                         9.61%    4.99%     9.39%
Return after taxes on distributions and sale of Portfolio   6.61%    4.46%     9.02%
shares
Russell 1000 Value Index
(reflects no deduction for fees, expenses or taxes)        16.49%    5.27%    13.83%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE LARGE-CAP VALUE EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on          none
purchases as a percentage of offering price
Maximum sales charge (load) imposed on          none
reinvested dividends
Purchase reimbursement fees                     none
Redemption reimbursement fees                   none
Exchange fees                                   none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Large-Cap Value Equity Portfolio's assets.

Investment advisory fees1                 0.55%
Distribution and service (12b-1) fees     none
Other expenses                            0.30%
Total operating expenses1                 0.85%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year       $87
3 years      $271
5 years      $471
10 years     $1,049


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.38% and 0.68%, respectively.

2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE MID-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

   THE MID-CAP GROWTH EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM CAPITAL GROWTH. CURRENT INCOME IS EXPECTED TO BE INCIDENTAL. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in equity securities of medium-sized companies which we believe present, at the time of purchase, significant long-term growth potential. For purposes of the Portfolio, we will generally consider mid-capitalization companies to be those that have total market capitalizations between $1 billion and $10 billion at the time of purchase. The Portfolio may invest in securities issued by companies having a capitalization outside that range when, in our opinion, such companies exhibit the same characteristics and growth potential as companies within the range. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Portfolio also may purchase preferred stock.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of mid-capitalization companies (the "80% Policy").

We assess economic, industry, market and company developments to select investments in promising emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like. However, the Portfolio may invest in any equity security which, in our judgment, provides the potential for significant capital appreciation.

Although we do not pursue a market timing approach to investing, the Portfolio may hold cash or invest in short-term debt securities or other money market instruments when, in our opinion, such holdings are prudent given the prevailing market conditions. Under normal market conditions, the Portfolio may hold as much as 20% of its net assets in cash or short-term debt securities or other money market instruments, although it will generally not hold more than 10% of its net assets in cash or short-term investments. The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks maximum long-term capital growth by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE MID-CAP GROWTH EQUITY PORTFOLIO PERFORMED?

This bar chart and table can help you evaluate the risks of investing in The Mid-Cap Growth Equity Portfolio. We show how returns before taxes for The Mid-Cap Growth Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years -- with the average annual returns compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Mid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Mid-Cap Growth Equity Portfolio)]

                 YEAR-BY-YEAR TOTAL RETURN (The Mid-Cap Growth Equity Portfolio)

  The Mid-Cap Growth Equity Portfolio
        1995                            29.69%
        1996                            13.40%
        1997                            13.00%
        1998                            20.14%
        1999                            66.98%
        2000                            -9.71%
        2001                           -13.87%
        2002                           -24.46%
        2003                            39.34%
        2004                            12.15%


As of September 30, 2005, The Mid-Cap Growth Equity Portfolio had a calendar year-to-date return of 5.15%. During the periods illustrated in this bar chart, The Mid-Cap Growth Equity Portfolio's highest quarterly return was 48.12% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.03% for the quarter ended December 31, 2000.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

THE MID-CAP GROWTH EQUITY PORTFOLIO                               1 YEAR  5 YEARS  10 YEARS
----------------------------------------------------------------  ------  -------  --------

Return before taxes                                               12.15%   -1.69%   11.84z%
Return after taxes on distributions                               11.42%   -5.01%     7.09%
Return after taxes on distributions and sale of Portfolio shares   8.42%   -2.60%     8.11%
Russell Midcap Growth Index
(reflects no deduction for fees, expenses or taxes)             15.48%   -3.36%    11.23%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE MID-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on          none
purchases as a percentage of offering price
Maximum sales charge (load) imposed on          none
reinvested dividends
Purchase reimbursement fees                     none
Redemption reimbursement fees                   none
Exchange fees                                   none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Mid-Cap Growth Equity Portfolio's assets.

Investment advisory fees1                       0.75%
Distribution and service (12b-1) fees           none
Other expenses                                  0.19%
Total operating expenses1                       0.94%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year          $96
3 years         $300
5 years         $520
10 years        $1,155


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.93% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.74% and 0.93%, respectively.

2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE SMALL-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE SMALL-CAP GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth. For purposes of this Portfolio, we will consider small-capitalization companies to be those which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy"). Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity securities of companies that we believe are undervalued and have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price-to-earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.
                                      13

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE SMALL-CAP GROWTH EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Small-Cap Growth Equity Portfolio. We show how returns before taxes for The Small-Cap Growth Equity Portfolio have varied over the past six calendar years, as well as average annual returns for one year, five years and since inception--with the average annual returns compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During some of the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Small-Cap Growth Equity Portfolio)]

               YEAR-BY-YEAR TOTAL RETURN (The Small-Cap Growth Equity Portfolio)

 The Small-Cap Growth Equity Portfolio
        1999                    60.53%
        2000                    -6.14%
        2001                   -16.83%
        2002                   -18.60%
        2003                    32.79%
        2004                    12.02%



As of September 30, 2005, The Small-Cap Growth Equity Portfolio had a calendar year-to-date return of 0.06%. During the periods illustrated in this bar chart, The Small-Cap Growth Equity Portfolio's highest quarterly return was 34.73% for the quarter ended December 31, 1999 and its lowest quarterly return was -27.33% for the quarter ended September 30, 2001.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                                      SINCE
                                                                                    INCEPTION
THE SMALL-CAP GROWTH EQUITY PORTFOLIO                             1 YEAR  5 YEARS  (9/15/1998)
----------------------------------------------------------------  ------  -------  -----------

Return before taxes                                               12.02%   -1.12%        11.88%
Return after taxes on distributions                               12.02%   -1.12%        11.20%
Return after taxes on distributions and sale of Portfolio shares   7.81%   -0.95%        10.03%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)             14.31%   -3.57%         6.42%1

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

1 The Russell 2000 Growth Index reports returns on a monthly basis.  This figure reflects
the return from September 30, 1998 through December 31, 2004.
                                      16

WHAT ARE THE SMALL-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on       none
purchases as a percentage of offering price
Maximum sales charge (load) imposed on       none
reinvested dividends
Purchase reimbursement fees                  none
Redemption reimbursement fees                none
Exchange fees                                none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Small-Cap Growth Equity Portfolio's assets.

Investment advisory fees1                       0.75%
Distribution and service (12b-1) fees           none
Other expenses                                  0.10%
Total operating expenses1                       0.85%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10, 000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                  $87
3 years                 $271
5 years                 $471
10 years                $1,049


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets.

2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE SMALL-CAP GROWTH II EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE SMALL-CAP GROWTH II EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth. For purposes of this Portfolio, we will consider small-capitalization companies to be those which generally represent the smallest 15% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy"). Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity securities of companies that we believe are undervalued and have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price-to-earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE SMALL-CAP GROWTH II EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Small-Cap Growth II Equity Portfolio. We show the return before taxes for The Small-Cap Growth II Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Growth II Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The Small-Cap Growth II Equity Portfolio)]

                         TOTAL RETURN (The Small-Cap Growth II Equity Portfolio)

 The Small-Cap Growth II Equity Portfolio
 2004                          11.65%


As of September 30, 2005, The Small-Cap Growth II Equity Portfolio had a calendar year-to-date return of 1.70%. During the periods illustrated in this bar chart, The Small-Cap Growth II Equity Portfolio's highest quarterly return was 15.21% for the quarter ended December 31, 2004 and its lowest quarterly return was -7.18% for the quarter ended September 30, 2004.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                          SINCE INCEPTION
THE SMALL-CAP GROWTH II EQUITY PORTFOLIO                          1 YEAR    (12/1/2003)
-------------------------------------------------                 ------  ---------------

Return before taxes                                               11.65%             9.61%
Return after taxes on distributions                               11.65%             9.61%
Return after taxes on distributions and sale of Portfolio shares   7.57%             8.18%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)             14.31%            14.31%1

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

1 The Russell 2000 Growth Index reports returns on a monthly basis. This figure reflects return from December 31, 2003 through December 31, 2004.

WHAT ARE THE SMALL-CAP GROWTH II EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on          none
purchases as a percentage of offering price
Maximum sales charge (load) imposed on          none
reinvested dividends
Purchase reimbursement fees                     none
Redemption reimbursement fees                   none
Exchange fees                                   none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Small-Cap Growth II Equity Portfolio's assets.

Investment advisory fees1                       0.75%
Distribution and service (12b-1) fees           none
Other expenses                                  0.86%
Total operating expenses1                       1.61%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                  $164
3 years                 $508
5 years                 $876
10 years                $1,911


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.92% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.06% and 0.92%, respectively.

2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE SMID-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE SMID-CAP GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will invest primarily in equity securities of small- and mid-sized companies that we believe have the potential for high earnings growth at the time of purchase. For purposes of this Portfolio, we will generally consider small-capitalization companies to be those which represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or on NASDAQ (at the time of purchase), and we will generally consider mid-capitalization companies to be those that have total market capitalizations between $1 billion and $10 billion (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than are provided by an investment in a fund that seeks capital appreciation from common stock of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small- and mid-capitalization companies (the "80% Policy").

The Portfolio will invest in equity securities of companies that we believe are undervalued and have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price to earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 20% of its assets in foreign securities which may include Global Depository Receipts.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small- and mid-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities. Investments in foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. If, and to the extent that, we invest in options and futures, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

WHAT ARE THE SMID-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on                  none
purchases as a percentage of offering price
Maximum sales charge (load) imposed on                  none
reinvested dividends
Purchase reimbursement fees                             none
Redemption reimbursement fees                           none
Exchange fees                                           none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Smid-Cap Growth Equity Portfolio's assets.

Investment advisory fees1                       0.75%
Distribution and service (12b-1) fees           none
Other expenses2                                 0.30%
Total operating expenses1                       1.05%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                  $107
3 years                 $334


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.92% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.62% and 0.92%, respectively.

2 Other expenses are based on estimates for the current fiscal year.

3 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE:THE REAL ESTATE INVESTMENT TRUST PORTFOLIO AND THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II

WHAT ARE EACH PORTFOLIO'S GOALS?

       EACH PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, WITH CAPITAL APPRECIATION AS A SECONDARY OBJECTIVE. ALTHOUGH EACH PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOALS, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE EACH PORTFOLIO'S MAIN INVESTMENT STRATEGIES? Each Portfolio primarily invests in securities of companies principally engaged in the real estate industry. The Portfolios are considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolios' investments may affect a larger portion of their overall assets and subject the Portfolios to greater risks.

Under normal circumstances, each Portfolio will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (the "80% Policy").

Each Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code, as amended. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act). By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. For a further discussion of the special risks presented by investing in REITs, see "Risk Factors -- Real Estate Industry Risk".

Each Portfolio also invests in equity securities of other real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

Each Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability to quickly deploy into the stock market the Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

Each Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, a Portfolio generally will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical ratings organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with a Portfolio's investment objectives.

WHAT ARE THE MAIN RISKS OF INVESTING IN EACH PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in each Portfolio will increase and decrease according to changes in the value of a Portfolio's investments. In addition, a Portfolio's share price and yield will fluctuate in response to movements in stock prices. Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general and their investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. To the extent that a Portfolio holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolios' 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in a Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Portfolios with your investment consultant to determine whether they are appropriate investments for you.

HOW HAS THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio Class. We show how returns before taxes for The Real Estate Investment Trust Portfolio Class of the Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception -- with average annual total returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Real Estate Investment Trust Portfolio Class commenced operations on November 11, 1997. Pursuant to applicable regulation, total return shown for periods prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which commenced operations on December 6, 1995. That original class has been redesignated Delaware REIT Fund Class A. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to rule 12b-1 distribution expenses. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has waived fees and paid expenses of The Real Estate Investment Trust Portfolio Class. Returns would be lower without the waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio)]

    YEAR-BY-YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio Class)

                THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS

1996        41.81%
1997        31.34%
1998       -12.09%
1999        -2.57%
2000        32.83%
2001         8.80%
2002         4.20%
2003        33.99%
2004        31.42%


As of September 30, 2005, The Real Estate Investment Trust Portfolio had a calendar year-to-date return of 6.12%. During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio's highest quarterly return was 21.32% for the quarter ended December 31, 1996 and its lowest quarterly return was -8.93% for the quarter ended September 30, 1998.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                            SINCE INCEPTION
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS           1 YEAR  5 YEARS    (12/6/1995)
--------------------------------------------------         ------  -------  ---------------

Return before taxes                                        31.42%   21.54%       17.74%
Return after taxes on distributions                        28.66%   19.18%       14.94%
Return after taxes on distributions and sale of Portfolio
shares                                                     22.40%   17.71%       14.08%
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses or taxes)        31.58%   21.95%      14.74%1

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

1   The NAREIT Equity REIT Index reports returns on a monthly basis. This figure reflects the return from December 30, 1995 through December 31, 2004.

WHAT ARE THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS' FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on         none
purchases as a percentage of offering price
Maximum sales charge (load) imposed on         none
reinvested dividends
Purchase reimbursement fees                    none
Redemption reimbursement fees                  none
Exchange fees                                  none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Real Estate Investment Trust Portfolio Class' assets.

Investment advisory fees               0.74%
Distribution and service (12b-1) fees  none
Other expenses2                        0.37%
Total operating expenses               1.11%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.1 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year    $113
3 years   $353
5 years   $612
10 years  $1,352

       1 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year contractual period and total operating expenses without expense waivers for years two through ten.

       2 Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

HOW HAS THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio II. We show how returns before taxes for The Real Estate Investment Trust Portfolio II have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception -- with average annual returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Real Estate Investment Trust Portfolio II. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio II)]

       YEAR-BY-YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio II)

  THE REAL ESTATE
  INVESTMENT TRUST
    PORTFOLIO II

1998       -12.97%
1999        -1.89%
2000        33.12%
2001         9.41%
2002         4.54%
2003        34.91%
2004        30.21%


As of September 30, 2005, The Real Estate Investment Trust Portfolio II had a calendar year-to-date return of 6.22%. During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio II's highest quarterly return was 14.36% for the quarter ended December 31, 2004 and its lowest quarterly return was -9.62% for the quarter ended September 30, 2002.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                            SINCE INCEPTION
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II              1 YEAR  5 YEARS    (11/4/1997)
--------------------------------------------------         ------  -------  ---------------

Return before taxes                                        30.21%   21.75%       12.84%
Return after taxes on distributions                        27.67%   19.82%       10.87%
Return after taxes on distributions and sale of Portfolio
shares                                                     21.71%   18.20%       10.07%
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses or taxes)        31.58%   21.95%      11.34% 1

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

1 The NAREIT Equity REIT Index reports returns on a monthly basis. This figure reflects the return from November 30, 1997 through December 31, 2004.

WHAT ARE THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on         none
purchases as a percentage of offering price
Maximum sales charge (load) imposed on         none
reinvested dividends
Purchase reimbursement fees                    none
Redemption reimbursement fees                  none
Exchange fees                                  none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Real Estate Investment Trust Portfolio II's assets.

Investment advisory fees1              0.75%
Distribution and service (12b-1) fees  none
Other expenses                         0.12%
Total operating expenses1              0.87%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year    $89
3 years   $278
5 years   $482
10 years  $1,073


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.86% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.74% and 0.86%, respectively.

2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE INTERNATIONAL EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE INTERNATIONAL EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERNATIONAL EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The International Equity Portfolio. We show how returns before taxes for The International Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years -- with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. From commencement of operations through October 31, 2001, Mondrian Investment Partnership Limited (formerly Delaware International Advisers Ltd.) voluntarily waived fees and paid expenses of The International Equity Portfolio. Returns for these periods would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Equity Portfolio)]

         YEAR-BY-YEAR TOTAL RETURN (The International Equity Portfolio)

                       THE INTERNATIONAL EQUITY PORTFOLIO

1995        3.59%
1996       13.02%
1997       20.35%
1998        5.13%
1999       10.01%
2000       17.41%
2001        0.49%
2002       -9.88%
2003       -9.00%
2004       21.02%


As of September 30, 2005, The International Equity Portfolio had a calendar year-to-date return of 10.07%. During the periods illustrated in this bar chart, The International Equity Portfolio's highest quarterly return was 22.52% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.61% for the quarter ended September 30, 2002.


               AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

THE INTERNATIONAL EQUITY PORTFOLIO                         1 YEAR  5 YEARS  10 YEARS
------------------------------------------                 ------  -------  --------

Return before taxes                                        21.02%   7.16%    10.06%
Return after taxes on distributions                        20.47%   5.68%     8.58%
Return after taxes on distributions and sale of Portfolio
shares                                                     13.65%   5.45%     8.04%
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses or taxes)        20.70%   -0.80%    5.94%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE INTERNATIONAL EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on         none
purchases as a percentage of offering price
Maximum sales charge (load) imposed on         none
reinvested dividends
Purchase reimbursement fees                    none
Redemption reimbursement fees                  none
Exchange fees                                  none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The International Equity Portfolio's assets.

Investment advisory fees               0.75%
Distribution and service (12b-1) fees  none
Other expenses                         0.13%
Total operating expenses               0.88%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.1 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year    $90
3 years   $281
5 years   $488
10 years  $1,084

1 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

PROFILE:THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will primarily invest in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and which, in our opinion, are undervalued at the time of purchase based on rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to attain its investment objective.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which we believe will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a United States domiciled, dollar-based investor and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in the EAFE Index include, among others, Japan, the United Kingdom, Germany, France and the Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's share prices and yields will fluctuate in response to movements in stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investment and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Labor Select International Equity Portfolio. We show how returns before taxes for The Labor Select International Equity Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception -- with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During some of the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The Labor Select International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Labor

Select International Equity Portfolio)]

     YEAR-BY-YEAR TOTAL RETURN (The Labor Select International Equity Portfolio)

The Labor Select International Equity Portfolio

1996                                    22.08%
1997                                    10.83%
1998                                    11.90%
1999                                    10.56%
2000                                     3.99%
2001                                   -10.73%
2002                                    -6.40%
2003                                    40.42%
2004                                    20.47%

As of September 30, 2005, The Labor-Select International Equity Portfolio had a calendar year-to-date return of 9.43%. During the periods illustrated in this bar chart, The Labor-Select International Equity Portfolio's highest quarterly return was 22.54% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.02% for the quarter ended September 30, 2002.

                     AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04
                                                                            SINCE INCEPTION
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO            1 YEAR  5 YEARS    (12/19/1995)
                                                           ------  -------  ---------------
Return before taxes                                        20.47%    8.01%           10.79%
Return after taxes on distributions                        19.71%    6.80%            9.46%
Return after taxes on distributions and sale of Portfolio
  shares                                                   13.51%    6.34%            8.81%
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses or taxes)        20.70%   -0.80%           5.34%1

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

1 The Morgan Stanley Capital International EAFE Index reports returns on a monthly basis. This figure reflects the return from December 30, 1995 through December 31, 2004.

WHAT ARE THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of offering price  none
Maximum sales charge (load) imposed on reinvested dividends                         none
Purchase reimbursement fees                                                         none
Redemption reimbursement fees                                                       none
Exchange fees                                                                       none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Labor Select International Equity Portfolio's assets.

Investment advisory fees1              0.75%
Distribution and service (12b-1) fees  none
Other expenses                         0.13%
Total operating expenses1              0.88%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year          $   90
3 years         $  281
5 years         $  488
10 years        $1,084


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.96% of average daily net assets.

2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

PROFILE: THE EMERGING MARKETS PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE EMERGING MARKETS PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Emerging Markets Portfolio is an international fund. The Portfolio invests generally in equity securities of companies organized in, having a majority of their assets in, or deriving a majority of their operating income from, emerging countries. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, certain non-traditional equity securities and warrants. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of emerging market issuers (the "80% Policy").


The Portfolio considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Index will be considered to be an "emerging country." There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.


The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. Currently, investing in many other emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries;

or (3) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

Up to 35% of the Portfolio's net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high-risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE EMERGING MARKETS PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Emerging Markets Portfolio. We show how returns before taxes for The Emerging Markets Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the the Morgan Stanley Capital International Emerging Markets Index (formerly, the Morgan Stanley Capital International Emerging Markets Free Index). The Morgan Stanley Capital International Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index is currently comprised of 26 emerging market countries. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During some of the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The Emerging Markets Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Emerging Markets

Portfolio)]


YEAR-BY-YEAR TOTAL RETURN (The Emerging Markets Portfolio)

The Emerging Markets Portfolio

1998                    -34.88%
1999                     62.01%
2000                    -23.33%
2001                      6.06%
2002                      4.99%
2003                     69.07%
2004                     35.21%


As of September 30, 2005, The Emerging Markets Portfolio had a calendar year-to-date return of 24.03%. During the periods illustrated in this bar chart, The Emerging Markets Portfolio's highest quarterly return was 26.76% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.26% for the quarter ended June 30, 1998.



                     AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04
                                                                            SINCE INCEPTION
THE EMERGING MARKETS PORTFOLIO                             1 YEAR  5 YEARS    (4/14/1997)
                                                           ------  -------  ---------------

Return before taxes                                        35.21%   14.31%       8.31%
Return after taxes on distributions                        32.87%   13.20%       7.33%
Return after taxes on distributions and sale of Portfolio
  shares                                                   24.13%   11.90%       6.65%
Morgan Stanley Capital International Emerging Markets
  Index
(reflects no deduction for fees, expenses or taxes)        25.95%   4.62%        3.14%1


Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


1 The Morgan Stanley Capital International Emerging Markets Index reports returns on a monthly basis. This figure reflects the return from April 30, 1997 through December 31, 2004.

WHAT ARE THE EMERGING MARKETS PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of offering price  none
Maximum sales charge (load) imposed on reinvested dividends                         none
Purchase reimbursement fees1                                                        0.75%
Redemption reimbursement fees1                                                      0.75%
Exchange fees                                                                       none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Emerging Markets Portfolio's assets.

Investment advisory fees               1.00%
Distribution and service (12b-1) fees  none
Other expenses                         0.22%
Total operating expenses2              1.22%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

               ASSUMES   ASSUMES NO
           REDEMPTION4  REDEMPTION4
           -----------  -----------


1 year          $276            $198
3 years         $542            $459
5 years         $830            $740
10 years        $1,649          $1,541

1 The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.


2 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.55% of average daily net assets.


3 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

4 Current reimbursement fees described in footnote 1 apply.

PROFILE: THE ALL-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

THE ALL-CAP GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom up approach, we seek to select securities we believe have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management plans for capital allocation and the company's shareholder orientation.


Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").


We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Portfolio's investment goals.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience sustainable free cash flow growth. Using a bottom up approach, we look for companies that:

       o have large-end market potential or dominance of a profitable niche market, dominant business models and strong cash flow generation;

       o     demonstrate operational and scale efficiencies;

       o     have demonstrated expertise for capital allocation; or

       o have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase or decrease according to changes in the value of the securities in the portfolio. This Portfolio will be particularly affected by declines in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by a drop in the stock market or poor performance in specific companies or industries. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.


HOW HAS THE ALL-CAP GROWTH EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The All-Cap Growth Equity Portfolio. We show returns before taxes for The All-Cap Growth Equity Portfolio for the past four calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The All-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The All-Cap Growth Equity Portfolio)]

                              TOTAL RETURN (The All-Cap Growth Equity Portfolio)

 The All-Cap Growth Equity Portfolio

        2001                            -23.82%
        2002                            -31.46%
        2003                             36.89%
        2004                              8.78%


As of September 30, 2005, The All-Cap Growth Equity Portfolio had a calendar year-to-date return of 2.02%. During the periods illustrated in this bar chart, The All-Cap Growth Equity Portfolio's highest quarterly return was 21.92% for the quarter ended December 31, 2001 and its lowest quarterly return was -26.96% for the quarter ended March 31, 2001.

                    AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04
                                                                          SINCE INCEPTION
THE ALL-CAP GROWTH EQUITY PORTFOLIO                               1 YEAR    (3/31/2000)
                                                                  ------  ---------------


Return before taxes                                                8.78%       -8.93%
Return after taxes on distributions                                8.78%       -8.93%
Return after taxes on distributions and sale of Portfolio shares   5.71%       -7.37%
Russell 3000 Growth Index
(reflects no deduction for fees, expenses or taxes)                6.93%      -10.65%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE ALL-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of offering price  none
Maximum sales charge (load) imposed on reinvested dividends                         none
Purchase reimbursement fees                                                         none
Redemption reimbursement fees                                                       none
Exchange fees                                                                       none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The All-Cap Growth Equity Portfolio's assets.

Investment advisory fees1              0.75%
Distribution and service (12b-1) fees  none
Other expenses                         0.41%
Total operating expenses1              1.16%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year          $  118
3 years         $  368
5 years         $  638
10 years        $1,409


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.48% and 0.89%, respectively.


2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE INTERMEDIATE FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE INTERMEDIATE FIXED INCOME PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").

The Portfolio will have a dollar-weighted average effective maturity of more than three years, but less than 10 years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio. Long-term bonds (over ten years) are purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio intends to invest its foreign assets primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These securities encompass both U.S. dollar-denominated securities of foreign issuers issued in the U.S. (such as Yankee bonds) and nondollar-denominated securities traded outside of the U.S. Presently, the Portfolio plans on investing its foreign assets primarily in the following types of foreign fixed-income securities: Yankee bonds; supra-national entities established or financially supported by the national governments of one or more countries to promote reconstruction or development; and bonds which are issued by a foreign non-corporate entity (such as the Province of Ontario) and denominated in U.S. dollars.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. We also anticipate that the Portfolio will be affected by high portfolio turnover rates. The Portfolio also will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risks, when homeowners prepay mortgages during periods of low interest rates the Portfolio may be forced to re-deploy its assets in lower yielding securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERMEDIATE FIXED INCOME PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Intermediate Fixed Income Portfolio. We show how returns before taxes for The Intermediate Fixed Income Portfolio have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception---with average annual returns compared to the performance of the Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is an index comprised of over 2,500 publicly issued corporate and U.S. Government debt securities rated investment grade (Baa3/BBB- or better) with at least one year to maturity and at least $250 million par outstanding. Securities included in the index must have a maturity from one up to (but not including) ten years. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Intermediate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Intermediate

Fixed Income Portfolio)]

YEAR-BY-YEAR TOTAL RETURN (The Intermediate Fixed Income Portfolio)

The Intermediate Fixed Income Portfolio

1997   7.37%
1998   7.07%
1999   0.46%
2000  10.60%
2001   8.48%
2002   6.84%
2003   5.79%
2004   3.90%


As of September 30, 2005, The Intermediate Fixed-Income Portfolio had a calendar year-to-date return of 1.33%. During the periods illustrated in this bar chart, The Intermediate Fixed-Income Portfolio's highest quarterly return was 4.09% for the quarter ended September 30, 2001 and its lowest quarterly return was -2.30% for the quarter ended June 30, 2004.


AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

THE INTERMEDIATE FIXED INCOME PORTFOLIO                                                                   1 YEAR  5 YEARS
--------------------------------------------------------------------------------------------------------  ------  -------

Return before taxes                                                                                        3.90%   7.10%
Return after taxes on distributions                                                                        2.28%   5.01%
Return after taxes on distributions and sale of Portfolio shares                                           2.52%   4.79%
Lehman Brothers Intermediate Government/Credit Index (reflects no deduction for fees, expenses or taxes)   3.04%   7.21%

                                                                                                          SINCE INCEPTION
THE INTERMEDIATE FIXED INCOME PORTFOLIO                                                                     (3/12/1996)
--------------------------------------------------------------------------------------------------------  ---------------

Return before taxes                                                                                            6.24%
Return after taxes on distributions                                                                            3.91%
Return after taxes on distributions and sale of Portfolio shares                                               3.86%
Lehman Brothers Intermediate Government/Credit Index (reflects no deduction for fees, expenses or taxes)       6.57%1

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the

Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

1 The Lehman Brothers Intermediate Government/Credit Index reports returns on a monthly basis. This figure reflects the return from March 31, 1996 through December 31, 2004.

WHAT ARE THE INTERMEDIATE FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of offering price  none
Maximum sales charge (load) imposed on reinvested dividends                         none
Purchase reimbursement fees                                                         none
Redemption reimbursement fees                                                       none
Exchange fees                                                                       none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Intermediate Fixed Income Portfolio's assets.

Investment advisory fees1              0.40%
Distribution and service (12b-1) fees  none
Other expenses1                        0.25%
Total operating expenses1              0.65%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year    $66
3 years   $208
5 years   $362
10 years  $810


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.43% of average daily net assets. Had the amount waived and/or paid been deducted, investment advisory fees, other expenses and total operating expenses would have been 0.18%, 0.25% and 0.43%, respectively.


2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE CORE FOCUS FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE CORE FOCUS FIXED INCOME PORTFOLIO SEEKS MAXIMUM LONG TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").

The Portfolio will invest principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. The corporate debt obligations in which the Portfolio may invest include, but are not limited to, bonds, notes, debentures and commercial paper of U.S. companies.

The Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio intends to invest its foreign assets primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supra-national entities. The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Presently, the Portfolio intends on investing its foreign assets primarily in U.S. dollar-denominated fixed-income securities in a manner consistent with the foreign securities weighting in the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index.

The Portfolio will typically have an average effective maturity of between three to ten years. Short- and intermediate-term debt securities (under ten years) will form the core of the Portfolio. Long-term bonds (over ten years) may be purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. Subject to certain limitations, the Portfolio will also be permitted to use various derivative instruments, including options, futures contracts, options on futures contracts, foreign currency transactions, interest rate swaps and index swap agreements.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. We also anticipate that the Portfolio will be affected by high portfolio turnover rates. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities. Investments in foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. If, and to the extent that, we invest in the derivative instruments described above, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

WHAT ARE THE CORE FOCUS FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of offering price  none
Maximum sales charge (load) imposed on reinvested dividends                         none
Purchase reimbursement fees                                                         none
Redemption reimbursement fees                                                       none
Exchange fees                                                                       none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Core Focus Fixed Income Portfolio's assets.

Investment advisory fees1              0.40%
Distribution and service (12b-1) fees  none
Other expenses2                        1.28%
Total operating expenses1              1.68%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year   $171
3 years  $530


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.43% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive and/or pay were deducted, investment advisory fees and total operating expenses are expected to be 0.00%, 0.43% and 0.43%, respectively.


2 Other expenses are based on estimates for the current fiscal year.

3 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE HIGH-YIELD BOND PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE HIGH-YIELD BOND PORTFOLIO SEEKS HIGH TOTAL RETURN. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds that may be rated B- or higher by S&P or B3 or higher by Moody's, or that may be unrated but considered to be of comparable quality; (2) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or that may be unrated but considered to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in high-yield, fixed-income securities (the "80% Policy"). High-yield, fixed-income securities, or high-yield bonds, are generally considered to be those rated below BBB by S&P or below Baa by Moody's, or that may be unrated but considered to be of comparable quality (which may be more speculative in nature than rated bonds). The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.

From time to time, the Portfolio may acquire zero coupon bonds and, to a lesser extent, pay-in-kind ("PIK") bonds, however, the Portfolio generally does not purchase a substantial amount of these securities. Zero coupon bonds and PIK bonds are considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio.

With respect to U.S. Government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective.

The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated securities. We will attempt to reduce such risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Investing in so-called

"junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Portfolio. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

If, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratio may increase.

Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons. A less liquid secondary market may have an adverse effect on the Portfolio's ability to sell particular bonds, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. The Portfolio's investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in bonds issued by U.S. companies. We also anticipate that the Portfolio will be affected by high portfolio turnover rates.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE HIGH-YIELD BOND PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The High-Yield Bond Portfolio. We show how returns before taxes for The High-Yield Bond Portfolio have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the Bear Stearns High Yield Index. The Bear Stearns High Yield Index includes fixed-income, non-convertible, U.S. dollar denominated securities rated both BB+ or lower by Standard and Poor's Rating Group and Ba1 or lower by Moody's Investors Service, an outstanding par value of not less than $100 million and more than one year to their maturity date. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The High-Yield Bond Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The High-Yield Bond Portfolio)]


YEAR-BY-YEAR TOTAL RETURN (The High-Yield Bond Portfolio)

The High-Yield Bond Portfolio

1997  18.14%
1998   1.75%
1999   4.20%
2000  -4.68%
2001  -1.01%
2002   1.93%
2003  31.80%
2004  17.37%


As of September 30, 2005, The High-Yield Bond Portfolio had a calendar year-to-date return of 2.13%. During the periods illustrated in this bar chart, The High-Yield Bond Portfolio's highest quarterly return was 12.15% for the quarter ended June 30, 2003 and its lowest quarterly return was -5.94% for the quarter ended June 30, 2001.


AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                                                     SINCE INCEPTION
THE HIGH-YIELD BOND PORTFOLIO                                                       1 YEAR  5 YEARS    (12/2/1996)
----------------------------------------------------------------------------------  ------  -------  ---------------

Return before taxes                                                                 17.37%   8.27%        8.17%
Return after taxes on distributions                                                 13.42%   4.03%        3.82%
Return after taxes on distributions and sale of Portfolio shares                    11.10%   4.28%        4.16%
Bear Stearns High Yield Index (reflects no deduction for fees, expenses, or taxes)  10.93%   6.81%        6.46%1

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

1 The Bear Stearns High Yield Index reports returns on a monthly basis. This figure reflects the return from December 31, 1996 through December 31, 2004.

WHAT ARE THE HIGH-YIELD BOND PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of offering price  none
Maximum sales charge (load) imposed on reinvested dividends                         none
Purchase reimbursement fees                                                         none
Redemption reimbursement fees                                                       none
Exchange fees                                                                       none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The High-Yield Bond Portfolio's assets.

Investment advisory fees1              0.45%
Distribution and service (12b-1) fees  none
Other expenses                         0.56%
Total operating expenses1              1.01%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year    $103
3 years   $322
5 years   $558
10 years  $1,236


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.59% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.03% and 0.59%, respectively.


2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE CORE PLUS FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE CORE PLUS FIXED INCOME PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, U.S. High-Yield Sector and International Sector. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy"). We will determine how much of the Portfolio to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

o U.S. INVESTMENT GRADE SECTOR Under normal circumstances, between 50% and 90% of the Portfolio's total assets will be invested in the U.S. investment grade sector. In managing the Portfolio's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

       The investment grade sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

       Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality. See Appendix A for additional rating information.

o U.S. HIGH-YIELD SECTOR Under normal circumstances, between 5% and 30% of the Portfolio's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Portfolio's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities.

       The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical ratings organization. Unrated bonds may be more speculative in nature than rated bonds.

o INTERNATIONAL SECTOR The Portfolio may invest up to 20% of its total assets in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supra-national entities. A supra-national entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supra-national entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank.

       The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

       The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Portfolio's total assets.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. Investments in high-yield, high risk or "junk" bonds entail certain risk, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Portfolio. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. We also anticipate that the Portfolio will be affected by high portfolio turnover rates. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.


HOW HAS THE CORE PLUS FIXED INCOME PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Core Plus Fixed Income Portfolio. We show how returns before taxes for The Core Plus Fixed Income Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index measures the performance of approximately 6,500 publicly issued investment grade (Baa3/BBB-or better) corporate, U.S. Government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par outstanding. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Core Plus Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Core Plus Fixed Income Portfolio)]

                YEAR-BY-YEAR TOTAL RETURN (The Core Plus Fixed Income Portfolio)

    The Core Plus Fixed income Portfolio

2003       8.44%
2004       6.15%


As of September 30, 2005, The Core Plus Fixed-Income Portfolio had a calendar year-to-date return of 1.97%. During the periods illustrated in this bar chart, The Core Plus Fixed-Income Portfolio's highest quarterly return was 4.33% for the quarter ended June 30, 2003 and its lowest quarterly return was - 2.54% for the quarter ended June 30, 2004.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                          SINCE INCEPTION
THE CORE PLUS FIXED INCOME PORTFOLIO                              1 YEAR    (6/28/2002)
                                                                  ------  ---------------

Return before taxes                                                6.15%       8.29%
Return after taxes on distributions                                5.41%       6.44%
Return after taxes on distributions and sale of Portfolio shares   4.01%       6.00%
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)                4.34%       5.89%1

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

1 The Lehman  Brothers Aggregate Bond Index reports returns  on a monthly basis.
  This figure reflects the return from June 30, 2002 through December 31, 2004.

WHAT ARE THE CORE PLUS FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of offering price  none
Maximum sales charge (load) imposed on reinvested dividends                         none
Purchase reimbursement fees                                                         none
Redemption reimbursement fees                                                       none
Exchange fees                                                                       none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Core Plus Fixed Income Portfolio's assets.

Investment advisory fees1              0.43%
Distribution and service (12b-1) fees  none
Other expenses                         0.35%
Total operating expenses1              0.78%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year     $80
3 years    $249
5 years    $433
10 years   $966


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.45% of average daily net assets. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.10% and 0.45%, respectively.

2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE GLOBAL FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE GLOBAL FIXED INCOME PORTFOLIO SEEKS CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund which invests in issuers located throughout the world. As such, it may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities, foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Korea, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE GLOBAL FIXED INCOME PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Global Fixed Income Portfolio. We show how returns before taxes for The Global Fixed Income Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years--with the average annual returns compared to the performance of the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is an index of bonds from 21 world government bond markets with maturities of at least 1 year. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The Global Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Fixed Income Portfolio)]

                   YEAR-BY-YEAR TOTAL RETURN (The Global Fixed Income Portfolio)

The Global Fixed Income Portfolio

1995       18.96%
1996       14.96%
1997        1.73%
1998        8.68%
1999       -4.05%
2000        2.29%
2001       -0.20%
2002       26.17%
2003       21.14%
2004       13.78%


As of September 30, 2005, The Global Fixed Income Portfolio had a calendar year-to-date return of -6.71%. During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest quarterly return was 13.51% for the quarter ended June 30, 2002 and its lowest quarterly return was -5.18% for the quarter ended September 30, 2000.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

THE GLOBAL FIXED INCOME PORTFOLIO                                 1 YEAR  5 YEARS  10 YEARS
                                                                  ------  -------  --------

Return before taxes                                               13.78%   12.16%    9.92%
Return after taxes on distributions                               11.80%   9.83%     7.25%
Return after taxes on distributions and sale of Portfolio shares   8.93%   9.15%     6.93%
Citigroup World Government Bond Index
(reflects no deduction for fees, expenses or taxes)               10.35%   8.78%     7.59%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


WHAT ARE THE GLOBAL FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from you investment.

Maximum sales charge (load) imposed on purchases as a percentage of offering price  none
Maximum sales charge (load) imposed on reinvested dividends                         none
Purchase reimbursement fees                                                         none
Redemption reimbursement fees                                                       none
Exchange fees                                                                       none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Global Fixed Income Portfolio's assets.

Investment advisory fees1              0.50%
Distribution and service (12b-1) fees  none
Other expenses                         0.14%
Total operating expenses1              0.64%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year     $65
3 years    $205
5 years    $357
10 years   $798


1.Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.46% and 0.60%, respectively.


2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE INTERNATIONAL FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

       THE INTERNATIONAL FIXED INCOME PORTFOLIO SEEKS CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund which invests primarily in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the Euro. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign government securities with the limitation noted below. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed-income securities (the "80% Policy").

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international
securities.   We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts, and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

Our management approach is long-term in orientation, but, it is expected that the annual turnover of the portfolio will be approximately 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in securities of U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may also be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERNATIONAL FIXED INCOME PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The International Fixed Income Portfolio. We show how returns before taxes for The International Fixed Income Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception--with the average annual returns compared to the performance of the Citigroup Non-U.S. World Government Bond Index. The Citigroup Non-U.S. World Government Bond Index is a market-capitalization weighted benchmark that tracks the performances of the Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The International Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Fixed Income Portfolio)]

            YEAR-BY-YEAR TOTAL RETURN (The International Fixed Income Portfolio)

The International Fixed Income Portfolio

1998        9.68%
1999       -5.04%
2000       -1.61%
2001       -1.76%
2002       26.66%
2003       22.39%
2004       14.12%


As of September 30, 2005, The International Fixed Income Portfolio had a calendar year-to-date return of -7.88%. During the periods illustrated in this bar chart, The International Fixed Income Portfolio's highest quarterly return was 14.38% for the quarter ended June 30, 2002 and its lowest quarterly return was -6.91% for the quarter ended September 30, 2000.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

THE INTERNATIONAL FIXED INCOME PORTFOLIO                           1 YEAR  5 YEARS  SINCE INCEPTION (4/11/1997)
                                                                  -------  -------  ---------------------------
Return before taxes                                               14..12%   11.33%             8.29%
Return after taxes on distributions                                11.59%   9.51%              6.31%
Return after taxes on distributions and sale of Portfolio shares   9.14%    8.73%              5.93%
Citigroup Non-U.S. World Government Bond Index
(reflects no deduction for fees, expenses or taxes)               12.14%1   8.76%              7.69%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

1 The Citigroup Non-U.S. World Government Bond Index reports returns on a monthly basis. This figure reflects the return from April 30, 1997 through December 31, 2004.

WHAT ARE THE INTERNATIONAL FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of offering price  none
Maximum sales charge (load) imposed on reinvested dividends                         none
Purchase reimbursement fees                                                         none
Redemption reimbursement fees                                                       none
Exchange fees                                                                       none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The International Fixed Income Portfolio's assets.

Investment advisory fees1              0.50%
Distribution and service (12b-1) fees  none
Other expenses                         0.17%
Total operating expenses1              0.67%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year     $68
3 years    $214
5 years    $373
10 years   $835


1 Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.43% and 0.60%, respectively.


2 The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

ADDITIONAL INVESTMENT INFORMATION

Each Portfolio's, except The Labor Select International Equity Portfolio's, investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If a Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolios may invest. The Portfolios may also invest in a broad selection of other securities consistent with their respective investment objectives and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolios.

SECURITIES                                        HOW WE USE THEM
------------------------------------------------  ----------------------------------------------------------------------------------

COMMON STOCKS: Securities that represent          The Large-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity
shares of ownership in a corporation.             The Small-Cap Growth Equity, Small-Cap Growth II Equity, The Smid-Cap Growth
Stockholders participate in the corporation's     Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II,
profits and losses indirectly, as the value of a  The International Equity, The Labor Select International Equity,
corporation's shares tends to change as the       The Emerging Markets and The All-Cap Growth Equity Portfolios
corporation's earnings fluctuate.                 focus their investments on common stocks, some of which will be dividend paying stocks.

CORPORATE BONDS: Debt obligations issued by a     The Intermediate Fixed Income and The Core Focus Fixed Income
corporation.                                      Portfolios may invest in corporate bonds rated in one of the four highest categories by an NRSRO (e.g., at least BBB by S&P or Baa by Moody's), or deemed equivalent. The Global Fixed Income
                                                  Portfolio may invest in foreign and U.S. corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The International Fixed Income Portfolio may invest in foreign corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality.
                                                  The High-Yield Bond Portfolio will focus its investments on corporate bonds rated at least B- by S&P or B3 by Moody's. The
                                                  Core Plus Fixed Income Portfolio may invest in bonds rated in one of the four highest rating categories for its U.S. Investment Grade
                                                  Sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S. High-Yield Sector. Up to
                                                  35% of The Emerging Markets Portfolio's net assets may be invested in debt securities issued by emerging country companies, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade or unrated. The
                                                  Small-Cap Growth Equity Portfolio and The Small Cap Growth II
                                                  Equity Portfolio may invest up to 20% of their net assets in debt securities of corporate and government issuers, all of which must be rated within the four highest categories or deemed to be of comparable quality. Debt securities may be acquired by The
                                                  Large-Cap Growth Equity and The All-Cap Growth Equity
                                                  Portfolios and those securities may be rated below investment grade or unrated. Investments in such securities that are rated below investment grade or unrated will be limited to no more than 5%
                                                  of The Large-Cap Growth Equity and The All-Cap Growth Equity
                                                  Portfolios' assets. The International Equity and The Labor Select
                                                  International Equity Portfolios may invest up to 15% of their assets in foreign debt instruments when attractive opportunities are available.

CONVERTIBLE SECURITIES: Usually preferred stocks  The Large-Cap Growth Equity, The Small-Cap Growth Equity, The
or corporate bonds that can be exchanged for      Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The
a set number of shares of common stock at a       International Equity, The Labor Select International Equity, The
predetermined price. These securities offer       All-Cap Growth Equity and The High-Yield Bond Portfolios may
higher appreciation potential than                invest a portion


SECURITIES                                          HOW WE USE THEM
--------------------------------------------------  --------------------------------------------------------------------------------

nonconvertible bonds and greater income             of their assets in convertible securities in any industry, and The Real
potential than nonconvertible preferred stocks.     Estate Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry.
                                                    Convertible securities acquired by The Real Estate Investment Trust and The High-Yield Bond Portfolios may be rated below investment grade or unrated.  The Real Estate Investment Trust, The Emerging
                                                    Markets and The High-Yield Bond Portfolios may invest in
                                                    convertible preferred stocks that offer various yield, dividend or other enhancements. Such enhanced convertible preferred securities include instruments like PERCS (Preferred Equity Redemption
                                                    Cumulation Stock), PRIDES (Preferred Redeemable Increased
                                                    Dividend Equity Securities) and DECS (Dividend Enhanced
                                                    Convertible Securities).

MORTGAGE-BACKED SECURITIES: Fixed-income            The Intermediate Fixed Income, The Core Focus Fixed Income, The
securities that represent pools of mortgages,       Core Plus Fixed Income, The Global Fixed Income and The Real
with investors receiving principal and interest     Estate Investment Trust Portfolios may invest in mortgage-backed
payments as the underlying mortgage loans are       securities issued or guaranteed by the U.S. government, its agencies
paid back. Many are issued and guaranteed           or instrumentalities or by government sponsored corporations. For
against default by the U.S. government or its       The Intermediate Fixed Income and The Core Focus Fixed Income
agencies or instrumentalities, such as the          Portfolios, all securities will be rated investment grade at the time of
Federal Home Loan Mortgage Corporation,             purchase.
Fannie Mae and the Government National
Mortgage Association. Others are issued by
private financial institutions, with some fully
collateralized by certificates issued or
guaranteed by the government or its agencies
or instrumentalities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)          The Intermediate Fixed Income, The Core Focus Fixed Income, The
AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS        Core Plus Fixed Income, The Global Fixed Income and The Real
(REMICS):CMOs are privately issued                  Estate Investment Trust Portfolios may invest in CMOs and
mortgage-backed bonds whose underlying              REMICs. Certain CMOs and REMICs may have variable or floating
value is the mortgages that are collected into      interest rates and others may be stripped. Stripped mortgage
different pools according to their maturity.        securities are generally considered illiquid and to such extent,
They are issued by U.S. government agencies         together with any other illiquid investments, will not exceed that
and private issuers. REMICs are privately           Portfolio's limit on illiquid securities. In addition, subject to certain
issued mortgage- backed bonds whose                 quality and collateral limitations, The Intermediate Fixed Income,
underlying value is a fixed pool of mortgages       The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may each i
secured by an interest in real property. Like       and REMICs issued by private entities which are not collateralized
CMOs, REMICs offer different pools.                 by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called non- agency mortgage backed securities.

ASSET-BACKED SECURITIES: Bonds or notes             The Intermediate Fixed Income, The Core Focus Fixed Income and
backed by accounts receivables, including           The Core Plus Fixed Income Portfolios may invest in asset-backed
home equity, automobile or credit loans.            securities rated in one of the four highest rating categories by an NRSRO.

REAL ESTATE INVESTMENT TRUSTS (REITS): REITs        The Real Estate Investment Trust Portfolios may invest without
are pooled investment vehicles which invest         limitation in shares of REITs. The Large-Cap Growth Equity
primarily in income-producing real estate or        Portfolio may also invest in REITs consistent with its investment
real estate related loans or interests. REITs are   objectives and policies.
generally classified as equity REITs, mortgage
REITs or a combination of equity and
mortgage REITs. Equity REITs invest the
majority of their assets directly in real property
and derive income primarily from the
collection of rents. Equity REITs can also
realize capital gains by selling properties that
have appreciated in value. Mortgage REITs
invest the majority of their assets in real estate
mortgages and derive income from the
collection of interest payments.

U.S. GOVERNMENT SECURITIES: U.S. Treasury           Each Portfolio may invest in U.S. government securities for
securities are backed by the "full faith and        temporary purposes or otherwise, as is consistent with its investment
credit" of the United States. Securities issued     objectives and policies.  These securities are issued or guaranteed as
or guaranteed by federal agencies and U.S.          to the payment of principal and interest by the U.S. government, or
government sponsored instrumentalities may          by various agencies or instrumentalities which have been established
or may not be backed by the "full                   or sponsored


SECURITIES                                          HOW WE USE THEM
--------------------------------------------------  -------------------------------------------------------------------------

faith and credit" of the United States. In the      by the U.S. government.
case of securities not backed by the "full faith
and credit" of the United States, investors in
such securities look principally to the agency
or instrumentality issuing or guaranteeing the
obligation for ultimate repayment.

FOREIGN GOVERNMENT SECURITIES:Debt issued by        Foreign government securities purchased by The Global Fixed
a government other than the United States or        Income and The International Fixed Income Portfolios will generally
by an agency, instrumentality or political          be rated in one of the top two rating categories or, if unrated, deemed
subdivision of such governments.                    to be of comparable quality.  However, each such Portfolio may invest up to 5% of its assets in fixed-income securities rated, or comparable to securities  rated, below BBB.  The fixed-income securities in which The International Equity, The Labor Select
                                                    International Equity, The Emerging Markets, The High-Yield Bond,
                                                    The Core Focus Fixed Income, The Intermediate Fixed Income and
                                                    The Core Plus Fixed Income Portfolios may invest include those issued by foreign governments.

REPURCHASE AGREEMENTS: An agreement                 While each Portfolio is permitted to do so, it normally does not
between a buyer, such as a Portfolio, and a         invest in repurchase agreements except to invest cash balances or seller of securities in which the seller agrees to  for temporary defensive purposes.  In order to enter into these
buy the securities back within a specified time     repurchase agreements, a Portfolio must have collateral of at least
at the same price the buyer paid for them, plus     102% of the repurchase price.  Each Portfolio will only enter into
an amount equal to an agreed upon interest          repurchase agreements in which the collateral is comprised of
rate. Repurchase agreements are often viewed        U.S. government securities.  The Large-Cap Value Equity, The
as equivalent to cash.                              Mid-Cap Growth Equity, The International Equity, The
                                                    Intermediate Fixed Income and The Global Fixed Income Portfolios
                                                    may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days.  The Large-Cap Growth
                                                    Equity, The Small-Cap Growth Equity, The Small-Cap Growth II
                                                    Equity, The Smid-Cap Growth Equity, The Real Estate Investment
                                                    Trust, The Labor Select International Equity, The Emerging
                                                    Markets, The All-Cap Growth Equity, The Core Focus Fixed
                                                    Income, The High-Yield Bond and The International Fixed Income
                                                    Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

RESTRICTED SECURITIES: Privately placed             Each Portfolio may invest in restricted securities, including securities
securities whose resale is restricted under         eligible for resale without registration pursuant to Rule 144A under
securities law.                                     the Securities Act of 1933. To the extent restricted securities are illiquid, a Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities. See "Illiquid Securities"
                                                    below.

Illiquid Securities: Securities that do not have a  The Large-Cap Value Equity, The Mid-Cap Growth Equity, The
ready market, and cannot be easily sold within      International Equity, The Intermediate Fixed Income and The
seven days at approximately the price that a        Global Fixed Income Portfolios may invest no more than 10% of
Portfolio has valued them. Illiquid securities      net assets in illiquid securities. The Large-Cap Growth Equity, The
include repurchase agreements maturing in           Small-Cap Growth Equity, The Small-Cap Growth II Equity, The
more than seven days.                               Smid-Cap Growth Equity, The Real Estate Investment Trust, The
                                                    Labor Select International Equity, The Emerging Markets, The
                                                    All-Cap Growth Equity, The Core Focus Fixed Income, The
                                                    High-Yield Bond and The International Fixed Income Portfolios
                                                    may invest no more than 15% of net assets in illiquid securities.

SHORT-TERM DEBT INVESTMENTS: These                  Each Portfolio may invest in these instruments either as a means to
instruments include (1) time deposits,              achieve its investment objective or, more commonly, as temporary
certificates of deposit and bankers acceptances     defensive investments or pending investment in the Portfolio's
issued by a U.S. commercial bank;                   principal investment securities.  When investing all or a significant
(2) commercial paper of the highest quality         portion of a Portfolio's assets in these instruments, a Portfolio may
rating; (3) short-term debt obligations with the    not be able to achieve its investment objective.
highest quality rating; (4) U.S. government
securities; and (5) repurchase agreements
collateralized by those instruments.


SECURITIES                                         HOW WE USE THEM
-------------------------------------------------  ---------------------------------------------------------------------------

TIME DEPOSITS: Time deposits are                   Time deposits maturing in more than seven days will not be
non-negotiable deposits maintained in a            purchased by any of the following Portfolios, and  time deposits
banking institution for a specified period of      maturing from two business days through seven calendar days will
time at a stated interest rate.                    not exceed 10% of the total assets of The Large-Cap Value Equity,
                                                   The Mid-Cap Growth Equity, The International Equity, The
                                                   Intermediate Fixed Income and The Global Fixed Income Portfolios;
                                                   and 15% of the total assets of The Large-Cap Growth Equity, The
                                                   Small-Cap  Growth Equity, The Small-Cap Growth II Equity, The
                                                   Smid-Cap Growth Equity, The Real Estate Investment Trust, The
                                                   Labor Select International Equity,  The Emerging Markets, The
                                                   All-Cap Growth Equity, The Core Focus Fixed Income, The
                                                   High-Yield Bond, The Core Plus Fixed Income and
                                                   The International Fixed Income Portfolios.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES:       Each Portfolio may purchase securities on a when-issued or delayed
In these transactions, instruments are             delivery basis. The Portfolios may not enter into when-issued
purchased with payment and delivery taking         commitments exceeding, in the aggregate, 15% of the market value
place in the future in order to secure what is     of the Portfolio's total assets less liabilities other than the obligations
considered to be an advantageous yield or          created by these commitments. Each Portfolio will designate cash or
price at the time of the transaction. The          securities in amounts sufficient to cover its obligations, and will value
payment obligations and the interest rates that    the designated assets daily.
will be received are each fixed at the time a
Portfolio enters into the commitment and no
interest accrues to the Portfolio until
settlement. Thus, it is possible that the market
value at the time of settlement could be higher
or lower than the purchase price if the general
level of interest rates has changed.

SECURITIES LENDING: These transactions involve     Each Portfolio may loan up to 25% of its assets to qualified brokers/
the loan of securities owned by a Portfolio to     dealers or institutional investors.  These transactions, if any, may
qualified dealers and investors for their use      generate additional income for the Portfolios.
relating to short-sales or other securities
transactions.

BORROWING FROM BANKS: The Portfolios may           Each Portfolio may borrow money as a temporary measure or to
have pre-existing arrangements with banks          facilitate redemptions. No Portfolio has the intention of increasing
that permit them to borrow money from time         its net income through borrowing.
to time.

ZERO COUPON AND PAY-IN-KIND BONDS: Zero            The Emerging Markets Portfolio may invest up to 35% of its
coupon bonds are debt obligations which do         respective net assets in fixed-income securities, including zero coupon
not entitle the holder to any periodic payments    bonds. The High-Yield Bond Portfolio may also purchase zero of interest prior to maturity or a specified date  coupon bonds and PIK bonds, although it generally does not
when the securities begin paying current           purchase a substantial amount of these bonds. The Core Plus Fixed
interest, and therefore are issued and traded at   Income Portfolio may also purchase these securities consistent with
a discount from their face amounts or par          its investment objective.
value. Pay-in-kind ("PIK") bonds pay interest
through the issuance to holders of additional
securities.


SECURITIES                                         HOW WE USE THEM
-------------------------------------------------  ----------------------------------------------------------------------

AMERICAN DEPOSITARY RECEIPTS (ADRS),               The Large-Cap Growth Equity, The Large-Cap Value Equity, The
EUROPEAN DEPOSITARY RECEIPTS (EDRS), AND           Mid-Cap Growth Equity, The Small-Cap Growth Equity, The
GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs are        Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The
receipts issued by a U.S. depositary (usually a    Real Estate Investment Trust, The International Equity, The Labor
U.S. bank) and EDRs and GDRs are receipts          Select International Equity, The Emerging Markets, The All-Cap
issued by a depositary outside of the U.S.         Growth Equity, The Global Fixed Income and The International
(usually a non-U.S. bank or trust company or       Fixed Income Portfolios may invest in sponsored and unsponsored
a foreign branch of a U.S. bank).  Depositary      ADRs.  Such ADRs that The Large-Cap Value Equity, The
receipts represent an ownership interest in an     Mid-Cap Growth Equity, The Small-Cap Growth Equity, The
underlying security that is held by the            Small-Cap Growth II Equity, The Smid-Cap Growth Equity and
depositary.  Generally, the underlying security    The Real Estate Investment Trust Portfolios may invest in will be
represented by an ADR is issued by a foreign       those that are actively traded in the United States.
issuer and the underlying security represented
by an EDR or GDR may be issued by a                In conjunction with their investments in foreign securities, The
foreign or U.S. issuer. Sponsored depositary       Large-Cap Growth Equity, The International Equity, The Labor
receipts are issued jointly by the issuer of the   Select International Equity, The Emerging Markets, The All-Cap
underlying security and the depositary, and        Growth Equity, The Global Fixed Income and The International
unsponsored depositary receipts are issued by      Fixed Income Portfolios may also invest in sponsored and
the depositary without the participation of the    unsponsored EDRs and GDRs. In addition, The Small-Cap Growth
issuer of the underlying security.  Generally,     Equity Portfolio, The Small-Cap Growth II Equity Portfolio and
the holder of the depositary receipt is entitled   The Smid-Cap Growth Equity Portfolio may invest in sponsored and to all payments of interest, dividends or capital  unsponsored GDRs subject to their 10% (20% for the Smid-Cap
gains that are made on the underlying security.    Growth Equity Portfolio) limit on investments in foreign securities.

BRADY BONDS: These are debt securities issued      The Global Fixed Income, The International Fixed Income and The
under the framework of the Brady Plan, an          Emerging Markets Portfolios may invest in Brady Bonds consistent
initiative announced by the U.S. Treasury          with their respective investment objectives. We believe that economic
Secretary Nicholas F. Brady in 1989, as a          reforms undertaken by countries in connection with the issuance of
mechanism for debtor nations to restructure        Brady Bonds may make the debt of countries which have issued or
their outstanding external indebtedness            have announced plans to issue Brady Bonds a viable opportunity for
(generally, commercial bank debt).                 investment.

FUTURES AND OPTIONS: A futures contract is a       The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The
bilateral agreement providing for the purchase     Small-Cap Growth Equity, The Small-Cap Growth II Equity, The
and sale of a specified type and amount of a       Smid-Cap Growth Equity, The Real Estate Investment Trust, The
financial instrument, or for the making and        Emerging Markets, The All-Cap Growth Equity, The Intermediate
acceptance of a cash settlement, at a stated       Fixed Income, The Core Focus Fixed Income and The Core Plus
time in the future for a fixed price. A call       Fixed Income Portfolios may invest in futures, options and closing
option is a short-term contract pursuant to        transactions related thereto. Portfolios that enter into these
which the purchaser of the call option, in         transactions are operated pursuant to a claim of exclusion from the
return for the premium paid, has the right to      definition of the term "commodity pool operator" under the
buy the security or other financial instrument     Commodity Exchange Act, as amended, and therefore are not
underlying the option at a specified exercise      subject to registration or regulation as a commodity pool operator
price at any time during the term of the option.   under the Commodity Exchange Act.  These activities will not be
A put option is a similar contract which gives     entered into for speculative purposes, but rather for hedging
the purchaser of the put option, in return for a   purposes and to facilitate the ability to quickly deploy into the
premium, the right to sell the underlying          market a Portfolio's cash, short-term debt securities and other money
security or other financial instrument at a        market instruments at times when the Portfolio's assets are not fully
specified price during the term of the option.     invested.  A Portfolio may only enter into these transactions for hedging purposes if it is consistent with its respective investment objective and policies. A Portfolio may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of the Portfolio's assets, or
                                                   20% of The Real Estate Investment Trust Portfolios' total assets.
                                                   In addition, The Emerging Markets, The Core Plus Fixed Income,
                                                   The Core Focus Fixed Income and The International Fixed Income
                                                   Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with their investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning

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
SECURITIES                                         HOW WE USE THEM
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
                                                   securities, and
                                                   options on foreign currencies operate similarly to options on securities. See also "Foreign Currency Transactions" below.
FOREIGN CURRENCY TRANSACTIONS: Several             Although The Large-Cap Growth Equity, The International Equity,
Portfolios will invest in securities of foreign    The Labor Select International Equity, The Emerging Markets, The
issuers and may hold foreign currency. In          Global Fixed Income, The International Fixed Income, The
addition, several Portfolios may enter into        Small-Cap Growth Equity, The Small-Cap Growth II Equity, The
contracts to purchase or sell foreign currencies   Smid-Cap Growth Equity, The Real Estate Investment Trust, The
at a future date (i.e., a "forward foreign         All-Cap Growth Equity, The Core Focus Fixed Income, The
currency" contract or "forward" contract).         Intermediate Fixed Income, The Core Plus Fixed Income and
A forward contract involves an obligation to       The High-Yield Bond Portfolios value their assets daily in terms
purchase or sell a specific currency at a future   of U.S. dollars, they do not intend to convert their holdings of
date, which may be any fixed number of days        foreign currencies into U.S. dollars on a daily basis. A Portfolio may,
from the date of the contract, agreed upon by      however, from time to time, purchase or sell foreign currencies and/
the parties, at a price set at the time of the     or engage in forward foreign currency transactions in order to
contract. A Portfolio may enter into forward       expedite settlement of Portfolio transactions and to minimize contracts to "lock in" the price of a security it  currency value fluctuations.
has agreed to purchase or sell, in terms of
U.S. dollars or other currencies in which the
transaction will be consummated.

INTEREST RATE SWAP, INDEX SWAP AND CREDIT DEFAULT  We may use interest rate swaps to adjust The Core Focus Fixed Income,
SWAP AGREEMENTS: In an interest rate swap, a       The Core Plus Fixed Income, and The Intermediate Fixed Income
Portfolio receives payments from another party     Portfolios' sensitivity to interest rates or to hedge against changes based on a variable or floating interest rate, in  in interest rates. Index swaps may be used to gain exposure to markets
return for making payments based on a fixed        that these Portfolios invest in, such as the corporate bond market. We interest rate. An interest rate swap can also work may also use index swaps as a substitute for futures or options
in reverse with a Portfolio receiving payments     contracts if such contracts are not directly available to a Portfolio based on a fixed interest rate and making payments on favorable terms. These Portfolios and The High-Yield Bond Portfolio based on a variable or floating interest rate. In  may enter into credit default swaps in order to hedge against a credit
an index swap, a Portfolio receives gains or       event, to enhance total return or to gain exposure to certain
incurs losses based on the total return of a       securities or markets.
specified index, in exchange for making interest
payments to another party. An index swap can also
work in reverse with a Portfolio receiving
interest payments from another party in exchange
for movements in the total return of a specified
index. In a credit default swap, a Portfolio may
transfer the financial risk of a credit event
occurring (a bond default, bankruptcy,
restructuring, etc.) on a particular security or
basket of securities to another party by paying
that party a periodic premium; likewise, a
Portfolio may assume the financial risk of a
credit event occurring on a particular security or
basket of securities in exchange for receiving
premium payments from another party. Interest rate
swaps, index swaps and credit default swaps may be
considered to be illiquid.
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RISK FACTORS

    An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the Statement of Additional Information for additional descriptions and risk information.

RISKS                                              HOW WE STRIVE TO MANAGE THEM
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
MARKET RISK is the risk that all or a majority of  The value of each Portfolio's holdings, whether equity or fixed the securities in a certain market-like the stock  income in orientation, fluctuates in response to events affecting
or bond market-will decline in value because of    markets.  In a declining market environment, the value of the
factors such as economic conditions, future        Portfolios' securities will generally decline as well.  We maintain a
expectations or investor confidence.               long-term approach and focus on securities that we believe can
Index swaps are subject to the same market         continue to provide returns over an extended period of time
risks as the investment market or sector that      regardless of these interim market fluctuations.  Generally, we do not
the index represents.  Depending on the actual     try to predict overall market movements or trade for short-term
movements of the index and how well the            purposes.
portfolio manager forecasts those movements,       In evaluating the use of an index swap for The Intermediate Fixed
a fund could experience a higher or lower          Income, The Core Focus Fixed Income and The Core Plus Fixed
return than anticipated.                           Income Portfolios, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent.  When selecting dealers with whom we would make interest rate or index swap agreements for these Portfolios, we focus on those dealers with high quality ratings and do careful credit analysis before engaging in the transaction.

INDUSTRY AND SECURITY RISK is the risk that the    The Real Estate Investment Trust Portfolios concentrate their
value of securities in a particular industry or    investments in the real estate industry.  As a consequence, the net
the value of an individual stock or bond will      asset value of each Portfolio can be expected to fluctuate in light of
decline because of changing expectations for       the factors affecting that industry, and may fluctuate more widely
the performance of that industry or for the        than a portfolio that invests in a broader range of industries.  Each
individual company issuing the stock or bond.      Real Estate Investment Trust Portfolio may be more susceptible to
Portfolios that concentrate their investments in   any single economic, political or regulatory occurrence affecting the
a particular industry or individual security are   real estate industry.
considered to be subject to greater risks than     With the exception of The Real Estate Investment Trust Portfolios,
Portfolios that are not concentrated.              we limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that Portfolio's investment objective.
                                                   To seek to reduce these risks for all Portfolios, we limit investments in any individual security and we follow a rigorous selection process before choosing securities for the Portfolios.

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RISKS                                             HOW WE STRIVE TO MANAGE THEM
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
INTEREST RATE RISK is the risk that securities,   The Portfolios, especially those that invest significantly in fixed-
particularly bonds with longer maturities, will   income securities, are subject to various interest rate risks depending
decrease in value if interest rates rise and      upon their investment objectives and policies.  We cannot eliminate
increase in value if interest rates fall.         that risk, but we do try to address it by monitoring economic
Investments in equity securities issued by small  conditions, especially interest rate trends and their potential impact
and medium sized companies, which often           on the Portfolios. The Portfolios do not try to increase returns on
borrow money to finance operations, may also      their investments in debt securities by predicting and aggressively
be adversely affected by rising interest rates.   capitalizing on interest rate movements.  The Intermediate Fixed
Swaps may be particularly sensitive to interest   Income and The Core Focus Fixed Income Portfolios seek to
rate changes.  Depending on the actual            maintain as the core of their investment portfolios, short- and
movements of interest rate and how well the       intermediate-term debt securities (under ten years).  The Global
portfolio manager anticipates them, a             Fixed Income and The International Fixed Income Portfolios
portfolio could experience a higher or lower      anticipate that average weighted maturity will be in the five-to-ten
return than anticipated.  For example, if a       year range, with a possible shift beyond ten years in a declining
portfolio  holds interest rate swaps and is       interest rate environment and a possible shortening below five years
required to make payments based on variable       in a rising interest rate environment.
interest rates, it will have to make increased    The High-Yield Bond Portfolio, by investing primarily in bonds
payments if interest rates rise, which will not   rated B- or higher by S& P or B3 or higher by Moody's, or unrated necessarily be offset by the fixed-rate payments  bonds, is subject to interest rate risks.  See "Lower Rated Fixed-
it is entitled to receive under the swap          Income Securities" below.  The Real Estate Investment Trust
agreement.                                        Portfolios, by investing primarily in securities of real estate investment trusts, and the other Portfolios that invest in those securities to a lesser degree, are subject to interest rate risk, in that as interest rates decline, the value of each Portfolio's investments in real estate investment trusts can be expected to rise.  Conversely, when interest rates rise, the value of each Portfolio's investments in real estate investment trusts holding fixed rate obligations can be expected to decline.  However, lower interest rates tend to increase the level of refinancing, which can hurt returns on REITs that hold fixed-income obligations.
                                                  The Intermediate Fixed Income, The Core Focus Fixed Income and
                                                  The Core Plus Fixed Income Portfolios, by investing in swaps, are subject to additional interest rate risk.  The Portfolios will not invest in interest rate or index swaps with maturities of more than two years.  Each business day we will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.
                                                  The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The
                                                  Small-Cap Growth II Equity, The Smid-Cap Growth Equity and
                                                  The All-Cap Growth Equity Portfolios invest in small- or mid-cap companies and we seek to address the potential interest rate risks by analyzing each company's financial situation and its cash flow to determine the company's ability to finance future expansion and operations.  The potential impact that rising interest rates might have on a stock is taken into consideration before a stock is purchased.

FOREIGN RISK is the risk that foreign securities  The International Equity, The Labor Select International Equity,
may be adversely affected by political            The Large-Cap Value Equity, The Emerging Markets, The Global
instability, changes in currency exchange rates,  Fixed Income and The International Fixed Income Portfolios will
foreign economic conditions or inadequate         invest in securities of foreign issuers, which normally are
regulatory and accounting standards. In           denominated in foreign currencies, and may hold foreign currencies
addition, there is the possibility of             directly.  The Small-Cap Growth Equity, The Small-Cap Growth II
expropriation, nationalization or confiscatory    Equity, The Real Estate Investment Trust, The Real Estate
taxation, taxation of income earned in foreign    Investment Trust II, The All-Cap Growth Equity Portfolio may
nations or other taxes imposed with  respect to   invest up to 10% of its  total assets; The High-Yield Bond Portfolio
investments in foreign nations, foreign           may invest up to 25% of its total assets; and The Core Focus Fixed
exchange controls, which may include              Income, The Intermediate Fixed Income, The Large-Cap Growth
suspension of the ability to transfer currency    Equity, The Smid-Cap Growth Equity and The Core Plus Fixed
from a given country, and default in foreign      Income Portfolios may invest up to 20% of its total assets in foreign
government securities.  As a result of these      securities.  The Mid-Cap Growth Equity Portfolio typically invests
factors, foreign securities markets may be less   only a small portion of its assets in foreign securities, usually through
liquid and more volatile than U.S. markets and    depositary receipts denominated in U.S. dollars and
the Portfolios may experience difficulties and
delays in converting foreign currencies back
into U.S. dollars.

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RISKS                                               HOW WE STRIVE TO MANAGE THEM
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
Such events may cause the value of certain          traded on a U.S. exchange.  For those Portfolios investing primarily
foreign securities to fluctuate widely and may      in foreign securities, we attempt to reduce the risks presented by such
make it difficult to accurately value foreign       investments by conducting world-wide fundamental research with an
securities.                                         emphasis on company visits.  In addition, we monitor current
Several European countries began                    economic and market conditions and trends, the political and
participating in the European Economic and          regulatory environment and the value of currencies in different
Monetary Union, which has established a             countries in an effort to identify the most attractive countries and
common currency for participating countries.        securities.  Additionally, when currencies appear significantly
This currency is commonly known as the              overvalued compared to average real exchange rates, a Portfolio may
"Euro."  The long-term consequences of the          hedge exposure to those currencies for defensive purposes.
Euro conversion for foreign exchange rates,
interest rates and the value of European
securities in which the Portfolios may invest
are unclear.  The consequences may adversely
affect the value and/or increase the volatility of
securities held by the Portfolios.

CURRENCY RISK is the risk that the value of an      The Portfolios described above that are subject to foreign risk may
investment may be negatively affected by            be affected by changes in currency rates and exchange control
changes in foreign currency exchange rates.         regulations and may incur costs in connection with conversions
Adverse changes in exchange rates may reduce        between currencies.  To hedge this currency risk associated with
or eliminate any gains produced by                  investments in non U.S. dollar denominated securities, the Portfolios
investments that are denominated in foreign         that focus on global and international investments may invest in
currencies and may increase losses.                 forward foreign currency contracts.  Those activities pose special risks which do not typically arise in connection with investments in
                                                    U.S. securities.  In addition, The Emerging Markets, The Core Plus
                                                    Fixed Income, The Core Focus Fixed Income and The International
                                                    Fixed Income Portfolios may engage in foreign currency options and futures transactions.

EMERGING MARKETS RISK is the possibility that       The Emerging Markets Portfolio focuses its investments on
the risks associated with international             companies in these markets and The International Equity, The
investing will be greater in emerging markets       Labor Select International Equity, The Global Fixed Income, The
than in more developed foreign markets              International Fixed Income, The Real Estate Investment Trust, The
because, among other things, emerging               High-Yield Bond, The Core Focus Fixed Income, The Intermediate
markets may have less stable political and          Fixed Income and The Core Plus Fixed Income Portfolios may invest
economic environments. In addition, in many         a portion of their assets in securities of issuers located in emerging
emerging markets, there is substantially less       markets. The Portfolios cannot eliminate these risks but will attempt
publicly available information about issuers        to reduce these risks through portfolio diversification, credit analysis,
and the information that is available tends to      and attention to trends in the economy, industries and financial
be of a lesser quality. Economic markets and        markets and other relevant factors.
structures tend to be less mature and diverse
and the securities markets which are subject to
less government regulation or supervision may
also be smaller, less liquid and subject to
greater price volatility.

LOWER RATED FIXED-INCOME SECURITIES (high-          The International Fixed Income and The Global Fixed Income
yield, high-risk securities), while generally       Portfolios may invest up to 5% of their respective assets in high-risk,
having higher yields, are subject to reduced        high-yield fixed-income securities of foreign governments including,
creditworthiness of issuers, increased risks of     with specified limitations, Brady Bonds. The High-Yield Bond
default and a more limited and less liquid          Portfolio invests primarily in lower-rated fixed-income securities in
secondary market than higher rated securities.      an effort to attain higher yields, and this is a primary risk of investing
These securities are subject to greater price       in this Portfolio. The Large-Cap Growth Equity, The Core Plus
volatility and risk of loss of income and           Fixed Income and The All-Cap Growth Equity Portfolios may invest
principal than are higher rated securities.         up to 5%, 30% and 5%, respectively, of their assets in such securities.
Lower rated and unrated fixed-income                The Emerging Markets Portfolio may invest up to 35% of its assets in
securities tend to reflect short-term corporate     high-yield, high-risk fixed-income securities, including Brady Bonds.
and market developments to a greater extent         See "Emerging Markets Risk" above. The Portfolios will attempt to
than higher rated fixed-income securities,          reduce these risks through portfolio diversification, credit analysis,
which react primarily to fluctuations in the        attention to trends in the economy, industries and financial markets,
general level of interest rates. Fixed-income       and complying with the limits on the exposure to this asset class
securities of this type are considered to be of     described in this Prospectus.
poor standing and primarily speculative. Such
securities are subject to a substantial degree of
credit risk.

LIQUIDITY RISK is the possibility that securities   We limit each Portfolio's exposure to illiquid securities as described
cannot be readily sold within seven days at         under "Additional Investment Information -- Illiquid Securities."
approximately the price that the Portfolio
values them.                                        Swap agreements entered into by The Intermediate Fixed Income,
                                                    The Core Focus Fixed Income and The Core Plus Fixed Income
                                                    Portfolios will be treated as illiquid securities.  However, most swap dealers will

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
RISKS                                              HOW WE STRIVE TO MANAGE THEM
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
                                                   be willing to repurchase interest rate swaps.
FUTURES CONTRACTS, OPTIONS ON FUTURES              The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The
CONTRACTS, FORWARD CONTRACTS, AND CERTAIN          Small-Cap Growth Equity, The Small-Cap Growth II Equity, The
OPTIONS used as investments for hedging and        Smid-Cap Growth Equity, The Real Estate Investment Trust, The
other non-speculative purposes involve certain     Emerging Markets, The All-Cap Growth Equity, The Intermediate
risks. For example, a lack of correlation          Fixed Income, The Core Focus Fixed Income and The Core Plus
between price changes of an option or futures      Fixed Income Portfolios may use certain options strategies or may
contract and the assets being hedged could         use futures contracts and options on futures contracts. The
render a Portfolio's hedging strategy              Portfolios will not enter into futures contracts and options thereon to
unsuccessful and could result in losses. The       the extent that more than 5% of a Portfolio's assets are required as
same results could  occur if movements of          futures contract margin deposits and premiums on options and only
foreign currencies do not correlate as expected    to the extent that obligations under such futures contracts and
by the investment advisor at a time when a         options thereon would not exceed 20% of the Portfolio's total assets,
Portfolio is using a hedging instrument            or 20% of The Real Estate Investment Trust Portfolios' total assets.
denominated in one foreign currency to
protect the value of a security denominated in     See also "Foreign Risk" and "Currency Risk" above.
a second foreign currency against changes
caused by fluctuations in the exchange rate for
the dollar and the second currency. If the
direction of securities prices, interest rates or
foreign currency prices is incorrectly predicted,
the Portfolio will be in a worse position than if
such transactions had not been entered into. In
addition, since there can be no assurance that a
liquid secondary market will exist for any
contract purchased or sold, a Portfolio may be
required to maintain a position (and in the
case of written options may be required to
continue to hold the securities used as cover)
until exercise or expiration, which could result
in losses. Further, options and futures
contracts on foreign currencies, and forward
contracts, entail particular risks related to
conditions affecting the underlying currency.
Over-the-counter transactions in options and
forward contracts also involve risks arising
from the lack of an organized exchange
trading environment.

ZERO COUPON AND PAY-IN-KIND BONDS are              The Emerging Markets, The High-Yield Bond and The Core Plus
generally considered to be more interest           Fixed Income Portfolios may invest in zero coupon and pay-in-kind
sensitive than income-bearing bonds, to be         bonds to the extent consistent with each Portfolio's investment
more speculative than interest-bearing bonds,      objective.  We cannot eliminate the risks of zero coupon bonds, but
and to have certain tax consequences which         we do try to address them by monitoring economic conditions,
could, under certain circumstances be adverse      especially interest rate trends and their potential impact on the
to a Portfolio. For example, a Portfolio           Portfolios.
accrues, and is required to distribute to
shareholders, income on its zero coupon
bonds. However, the Portfolio may not receive
the cash associated with this income until the
bonds are sold or mature. If the Portfolio does
not have sufficient cash to make the required
distribution of accrued income, the Portfolio
could be required to sell other securities in its
portfolio or to borrow to generate the cash
required.

PORTFOLIO TURNOVER RATES reflect the amount of     The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The
securities that are replaced from the beginning    All-Cap Growth Equity, The Intermediate Fixed Income, The Core
of the year to the end of the year by a            Focus Fixed Income, The Core Plus Fixed Income, The High-Yield
Portfolio. The higher the amount of portfolio      Bond and The International Fixed Income Portfolios will normally
activity, the higher the brokerage costs and       experience annual portfolio turnover rates exceeding 100% and the other transaction costs of a Portfolio are likely  annual portfolio turnover rate may be considerably in excess of 100%
to be.  The amount of portfolio activity will      for The Intermediate Fixed Income, The Core Plus Fixed Income,
also affect the amount of taxes payable by         The Core Focus Fixed Income and The High-Yield Bond Portfolios.
a Portfolio's shareholders that are subject to
federal income tax, as well as the character
(ordinary income vs. capital gains) of such tax
obligations.

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RISKS                                             HOW WE STRIVE TO MANAGE THEM
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
PREPAYMENT RISK is the risk that homeowners       The Intermediate Fixed Income, The Core Focus Fixed Income, The
will prepay mortgages during periods of low       Core Plus Fixed Income, The Global Fixed Income and The Real
interest rates, forcing an investor to reinvest   Estate Investment Trust Portfolios may invest in Mortgage-Backed
money at interest rates that might be lower       Securities, Collateralized Mortgage Obligations (CMOs) and Real
than those on the prepaid mortgage.               Estate Mortgage Investment Conduits (REMICs).  These Portfolios
                                                  take into consideration the likelihood of prepayment when
                                                  mortgages are selected. The Portfolios may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

REAL ESTATE INDUSTRY RISK includes among          The Real Estate Investment Trust Portfolios operate as "non-
others: possible declines in the value of real    diversified" funds as defined by the 1940 Act. As each Portfolio
estate; risks related to general and local        invests principally in REITs, it is more subject to the risks associated
economic conditions; possible lack of             with the real estate industry. Investors should carefully consider these
availability of mortgage funds; overbuilding;     risks before investing in the Portfolios. To the extent The Large-Cap
extended vacancies of properties; increases in    Growth Equity Portfolio invests in REITs, the Portfolio, although to
competition, property taxes and operating         a lesser degree than The Real Estate Investment Trust Portfolios,
expenses; changes in zoning laws; costs           is subject to the same risks.
resulting from the clean-up of, and liability to
third parties resulting from, environmental
problems; casualty for condemnation losses;
uninsured damages from floods, earthquakes
or other natural disasters; limitations on and
variations in rents; and changes in interest
rates. REITs are subject to substantial cash
flow dependency, defaults by borrowers, self-
liquidation, and the risk of failing to qualify
for tax-free pass-through of income under the
Internal Revenue Code (or similar statute in
non-U.S. countries) and/or to maintain
exemptions from the 1940 Act.

NON-DIVERSIFIED PORTFOLIOS are believed to be     The Real Estate Investment Trust, The Emerging Markets, The
subject to greater risks because adverse effects  Global Fixed Income and The International Fixed Income Portfolios
on their security holdings may affect a larger    will not be diversified under the 1940 Act. This means these
portion of their overall assets.                  Portfolios may invest in securities of any one issuer in an amount greater than 5% of the Portfolio's total assets. However, each
                                                  Portfolio will satisfy the Internal Revenue Code's diversification requirement, which requires that 50% of the Portfolio's assets be represented by cash, cash items, certain qualifying securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's total assets.  With the exception of
                                                  The Real Estate Investment Trust Portfolio, these Portfolios, in practice, do not intend to be heavily invested in any single particular industry.  The Real Estate Investment Trust Portfolio will always be heavily invested in the real estate industry.

TRANSACTION COSTS RISK is the risk that the cost  The Large-Cap Growth Equity, The Small-Cap Growth Equity, The
of buying, selling and holding foreign            Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The
securities, including brokerage, tax and          Real Estate Investment Trust, The International Equity, The Labor
custody costs, may be higher than those           Select International Equity, The Emerging Markets, The All-Cap
involved in domestic transactions.                Growth Equity, The High-Yield Bond, The Core Plus Fixed Income,
                                                  The Core Focus Fixed Income, The Global Fixed Income and The
                                                  International Fixed Income Portfolios are subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they actually do invest, in foreign securities.  We strive to monitor transaction costs and to choose an efficient trading strategy for the Portfolios.

DERIVATIVES RISK is the possibility that a        We will use derivatives for defensive purposes, such as to protect gains
Portfolio may experience a significant loss if    or hedge against potential losses in a Portfolio without actually
it employs a derivatives strategy (including a    selling a security, to neutralize the impact of interest rate changes,
strategy involving swaps such as interest rate    to affect diversification or to earn additional income. We will not use
swaps, index swaps and credit default swaps)      derivatives for reasons inconsistent with our investment objectives.
related to a security or a securities index and
that security or index moves in the opposite
direction from what the portfolio manager had
anticipated. Another risk of derivative
transactions is the creditworthiness of the
counterparty because the transaction depends on
the willingness and ability of the counterparty
to fulfill its contractual obligations.
Derivatives also involve additional expenses,
which could reduce any benefit or increase any
loss to a Portfolio from using the strategy.


DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of a Portfolio's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

MANAGEMENT OF THE FUND

TRUSTEES

The business and affairs of the Fund and its Portfolios are managed under the direction of the Fund's Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's officers and trustees.





FUND OFFICERS AND PORTFOLIO MANAGERS

ROBERT AKESTER

Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The Emerging Markets Portfolio)

Prior to joining Mondrian Investment Partners Ltd. (Mondrian) in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.

DAMON J. ANDRES

Vice President/ Senior Portfolio Manager -- The Real Estate Investment Trust Portfolios

Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder. Mr. Andres has been on The Real Estate Investment Trust Portfolios' management team since 1997.

FIONA A. BARWICK


Director of Regional Research -- Mondrian Investment Partners Ltd. (The International Equity Portfolio)


Ms. Barwick is a graduate of University College, London. She joined Mondrian in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999.

MARSHALL T. BASSETT


Senior Vice President/Senior Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio


Before joining Delaware Investments in 1997, Mr. Bassett served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Basset has managed The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio and The Small-Cap Growth Equity Portfolio since January 2000 and The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio since their inception.

JOANNA BATES

Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)

Ms. Bates is a graduate of London University. She joined the Fixed Income team at Mondrianin June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.



NIGEL BLISS


Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The Labor Select International Equity Portfolio)


Mr. Bliss is a graduate of the Victoria University of Manchester. He commenced his career at Cazenove & Co. He joined Mondrian in July 1995. He is an associate of the Institute of Investment Management & Research. Mr. Bliss has managed The Labor Select International Equity Portfolio since October 1, 2002.

CHRISTOPHER J. BONAVICO


Vice President/Senior Portfolio Manager -- The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio


Mr. Bonavico was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

RYAN K. BRIST

Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income -- The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio

Mr. Brist earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, Mr. Brist served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. Mr. Brist previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. Mr. Brist is a Chartered Financial Analyst. Mr. Brist has managed The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios since their inception.


KENNETH F. BROAD

Vice President/Senior Portfolio Manager/Equity Analyst -- The All-Cap Growth Equity Portfolio

Mr. Broad, who joined Delaware Investments in April 2005, is a senior portfolio manager on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University. Mr. Broad is a CFA charterholder.

STEVEN G. CATRICKS

Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio

Mr. Catricks joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel

University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder. Mr. Catricks has managed The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio since August 2005.


STEPHEN R. CIANCI

Senior Vice President/Senior Portfolio Manager -- The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio

Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. Mr. Cianci has managed The Intermediate Fixed Income Portfolio since February 2001, and The Core Plus Fixed Income and The Core Focus Fixed Income Portfolios since their inception.

GEORGE E. DEMING

Senior Vice President/Senior Portfolio Manager -- The Large-Cap Value Equity Portfolio

Mr. Deming received a BA in Economics and Political Science from the University of Vermont and an MA in International Affairs from the University of Pennsylvania. Prior to joining Delaware Investments in 1978, he was responsible for portfolio management and institutional sales at White, Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. Mr. Deming has managed The Large-Cap Value Equity Portfolio since its inception.

ELIZABETH A. DESMOND


Director/Chief Investment Officer, Developed Equity Markets -- Mondrian Investment Partners Ltd. (The International Equity Portfolio)


Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Equity Portfolio since October 1999.

CHRISTOPHER M. ERICKSEN

Vice President/Portfolio Manager -- The Large-Cap Growth Equity Portfolio

Mr. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap product. He was most recently a portfolio manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.


PATRICK G. FORTIER

Vice President/Portfolio Manager/Equity Analyst -- The All-Cap Growth Equity Portfolio

Mr. Fortier, who joined Delaware Investments in April 2005, is a portfolio manager on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management, LLC. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Mr. Fortier received his bachelor's degree in finance from the University of Kentucky. Mr. Fortier is a CFA charterholder.

CLIVE A. GILLMORE

Deputy Managing Director/Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio)

A graduate of the University of Warwick, England, and the London Business School Investment Program, Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception and The International Equity Portfolio since March 1999.


BARRY S. GLADSTEIN

Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio

Mr. Gladstein joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein has managed The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio since August 2005.


PAUL GRILLO


Senior Vice President/Senior Portfolio Manager -- The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio


Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has managed The Intermediate Fixed Income Portfolio since February 2001, and The Core Plus Fixed Income and The Core Focus Fixed Income Portfolios since their inception.


CHRISTOPHER M. HOLLAND

Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio

Mr. Holland joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at JPMorgan Chase and Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio since August 2005.


JOHN KIRK

Director/Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)

Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Mondrian in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

STEVEN T. LAMPE


Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio


Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. Mr. Lampe has managed The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Small-Cap Growth II Equity Portfolio since January 2000 and The Smid-Cap Growth Equity Portfolio since its inception.

EMMA R.E. LEWIS

Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The Labor Select International Equity Portfolio)

Ms. Lewis is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research. Ms. Lewis has managed The Labor Select International Equity Portfolio since October 2000.

NIGEL G. MAY


Director/Chief Investment Officer, Developed Equity Markets -- Mondrian Investment Partners Ltd. (The International Equity Portfolio)


Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Mondrian in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Equity Portfolio since January 2001.

CHRISTOPHER A. MOTH


Director/Chief Investment Officer, Global Fixed Income and Currency -- Mondrian Investment Partners Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)


Mr. Moth is a graduate of The City University London. He joined Mondrian in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections.
Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

DANIEL J. PRISLIN


Vice President/Senior Portfolio Manager -- The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio


Mr. Prislin was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

TIMOTHY L. RABE

Senior Vice President/Senior Portfolio Manager -- The High-Yield Bond Portfolio

Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder. Mr. Rabe has managed The High-Yield Bond Portfolio since July 2002.

DAVID G. TILLES

Managing Director/Chief Executive Officer/Chief Investment Officer -- Mondrian Investment Partners Ltd.

Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Mondrian in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Mondrian was Chief Investment Officer of Hill Samuel Investment Management Ltd.

MATTHEW TODOROW


Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio


Mr. Todorow recently served as Executive Director for Morgan Stanley Investment Management and was a Portfolio Manager for the Small/Mid-Cap group. His primary portfolio management responsibilities were in health care, a sector he has covered since 1997. Mr. Todorow holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Mr. Todorow has been participating in the management of The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity and The Small-Cap Growth II Equity Portfolios since January 2004, and The Smid-Cap Growth Equity Portfolio since its inception.


RUDY D. TORRIJOS III

Vice President, Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio

Mr. Torrijos joined the emerging growth team at Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector. He spent the prior two years as a technology analyst at Fiduciary Trust Co., International, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos also spent three years at Hellman Jordan Management as a technology analyst, and he began his career as a marketing/strategic financial planning analyst at Unocal Corporation in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor's degree in applied mathematics/economics.


JEFFREY S. VAN HARTE


Chief Investment Officer -- Focus Growth -- The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio


Mr. Van Harte was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

LORI P. WACHS


Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio


Ms. Wachs is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies. Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. Ms. Wachs has been managing The All-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Small-Cap Growth II Equity Portfolio since January 2000 and The Smid-Cap Growth Equity Portfolio since its inception.

INVESTMENT ADVISORS

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to all of the Funds' Portfolios. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938. Delaware is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware are indirect, wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is 2005 Market Street, Philadelphia, PA 19103-7094.


Mondrian Investment Partners Ltd. ("Mondrian") furnishes investment sub-advisory services to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios. Mondrian (formerly known as Delaware International Advisers Ltd.) commenced operations as a registered investment advisor in December 1990. On September 24, 2004, Delaware International Advisers Ltd. was acquired by certain members of Delaware International's management together with private equity funds affiliated with Hellman & Friedman, LLC. Immediately following this acquisition, Delaware International Advisers Ltd. was renamed Mondrian Investment Partners Ltd. Mondrian's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.


Delaware International Advisers Ltd. previously acted as the sole investment advisor for The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (the "International Portfolios"). In conjunction with the acquisition, shareholders for the International Portfolios approved a proposal on August 31, 2004 that provides for Delaware Management Company to serve as the investment manager of the International Portfolios pursuant to an Investment Advisory Agreement with each International Portfolio and for Mondrian to provide investment services to the International Portfolios as sub-advisor to Delaware pursuant to a new Sub-Advisory Agreement. Additionally, Delaware continues to act as the investment manager of the Fund's non-International Portfolios pursuant to Investment Advisory Agreements with the Fund.

Under these Investment Advisory and Sub-Advisory Agreements, Delaware and Mondrian, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements. In this regard, it is their responsibility to make investment decisions for the respective Portfolios. The investment advisor and sub-advisor, where applicable, were paid an aggregate fee for the last fiscal year for which data are available (as a percentage of average daily net assets) as follows:

                              INVESTMENT MANAGEMENT
                FEES PAID AFTER VOLUNTARY OR CONTRACTUAL WAIVERS
                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004


Portfolio



The Large-Cap Growth Equity Portfolio            0.65%*
The Large-Cap Value Equity Portfolio             0.38%
The Mid-Cap Growth Equity Portfolio              0.73%
The Small-Cap Growth Equity Portfolio            0.75%
The Small-Cap Growth II Equity Portfolio         0.75%*
The Smid-Cap Growth Equity Portfolio             0.75%*
The Real Estate Investment Trust Portfolio       0.62%
The Real Estate Investment Trust Portfolio II    0.71%
The International Equity Portfolio               0.75%
The Labor Select International Equity Portfolio  0.75%
The Emerging Markets Portfolio                   1.00%
The All-Cap Growth Equity Portfolio              0.49%
The Intermediate Fixed Income Portfolio          0.18%
The Core Focus Fixed Income Portfolio            0.40%*
The High-Yield Bond Portfolio                    0.04%
The Core Plus Fixed Income Portfolio             0.15%
The Global Fixed Income Portfolio                0.46%
The International Fixed Income Portfolio         0.43%


* These Portfolios have not been operating for a full fiscal year. The fee stated above is the fee that the investment advisor is entitled to receive under its Investment Management Agreement with the Portfolio.

As of September 24, 2004, the International Portfolios will pay investment management fees directly to Delaware, and Delaware will pay sub-advisory fees to Mondrian under the new Sub-Advisory Agreements. The rate of investment management fees payable by the International Portfolio under the new Investment Advisory Agreement remain the same as before September 24, 2004. The annual rates of sub-advisory fees payable by Delaware to Mondrian under the new Sub-Advisory Agreements are: 0.30% of the average daily net assets of The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Labor Select International Equity Portfolio; 0.36% of the average daily net assets of The International Equity Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

From time to time, certain institutional separate accounts advised by Mondrian or by a series of Delaware Management Business Trust, may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions may affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. Delaware and Mondrian, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware (or its affiliates or related entities) or Mondrian, Delaware or Mondrian may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by such entities to avoid situations where excess advisory fees might be paid to Delaware or Mondrian. In no event should a client pay higher total advisory fees as a result of the client's investment in a Portfolio.


ADMINISTRATOR

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly-owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolios. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly, and allocated among the Portfolios of the Fund based on the relative percentage of assets of each Portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.


DISTRIBUTOR

Delaware Distributors, L.P. ("DDLP"), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Fund's Portfolios. Under its Distribution Agreements with the Fund on behalf of each Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.


CUSTODIAN BANK

The JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio, except The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The Small-Cap Growth II Equity Portfolio, The Smid-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258, serves as custodian for The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The Small-Cap Growth II Equity Portfolio, The Smid-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Fund.

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                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

o      Audited annual financial reports.

o      Unaudited semi-annual financial reports.

o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment advisors may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for the Portfolios by calling this number or via our website at http://www.delawareinvestments.com/institutional/dptnavs.jsp. Written correspondence should be addressed to:

                             Delaware Pooled Trust
                             2005 Market Street
                             Philadelphia, PA 19103-7094
                             Attention: Client Services


EXCHANGE PRIVILEGE

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other funds in the Delaware Investments family of funds based on the respective net asset values of the shares involved and as long as a Portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

With respect to exchanges involving The Emerging Markets Portfolio, an investor will generally be assessed a purchase reimbursement fee by the Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio and a shareholder of the Portfolio will generally be assessed a redemption reimbursement fee by the Portfolio when exchanging out of the Portfolio into another Portfolio. See "How to Purchase Shares", "Redemption of Shares" and "Other Purchase and Redemption Considerations."

Please call the Fund for further information on how to exchange shares of the Fund.

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                             HOW TO PURCHASE SHARES


Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolios offered through this Prospectus is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan participant and (ii) that the plan will make no more than 3 separate purchase orders during any given calendar quarter. The Fund is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore the Fund requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus. The Real Estate Investment Trust, The International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios are closed to any new investors. Existing shareholders of these Portfolios, which includes participants of existing defined benefit plans that have the Portfolio(s) on their investment platform, may continue to purchase shares.


MINIMUM INVESTMENTS. The minimum initial investment for a shareholder is $1,000,000 in the aggregate across all Portfolios of the Fund. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Fund has been satisfied.

PURCHASE PRICE. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases and as described below, an order will be accepted by the Fund after (1) the Fund is notified by telephone, email, facsimile or other means acceptable to the Fund of your purchase order and (2) Federal Funds have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following business day.

In addition, Fund service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on the Fund's behalf. For purposes of pricing, a purchase order will be deemed to be accepted by the Fund when such authorized agent accepts the order on behalf of the Fund pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Fund assurances that the agent has received a purchase order before the close of the NYSE's regular trading hours in order to receive that day's NAV. We reserve the right to reject any purchase order.

PURCHASE REIMBURSEMENT FEE. In the case of The Emerging Markets Portfolio, there is normally a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the Portfolio, equals 0.75% of the dollar amount invested in the Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee will generally not apply to investments in the Portfolio: that are permitted to be made by contributions of securities in-kind; that are made by reinvestments of dividends or other distributions; or as otherwise determined by the Fund as described herein. See "Other Purchase and Redemption Considerations" and "In-Kind Purchases" below.

HOW TO PURCHASE SHARES BY FEDERAL FUNDS WIRE. Purchases of shares of a Portfolio should be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase

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order, it is important that the following steps be taken:

o First, complete the Account Registration Form and send it via facsimile to 215 255-1162 or mail it to:

                             Delaware Pooled Trust
                             2005 Market Street
                             Philadelphia, PA 19103-7094
                             Attn: Client Services

o Second, telephone the Fund at 800 231-8002 (or contact the Fund via email, facsimile or other means acceptable to the Fund) and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

o Third, instruct your bank to wire the specified purchase amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account #8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and the Fund's custodians are open for business.

ADDITIONAL INVESTMENTS. You may add to your shareholder account at any time and in any amount. Procedures for purchasing shares are the same as those followed for a new account as described above:

o First, notify the Fund of your impending purchase by calling us at 800 231-8002, or by contacting the Fund via another method acceptable to the Fund.

o Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to Bank of New York.

IN-KIND PURCHASES. The Fund, in its sole discretion, may permit investors to make an investment by a contribution of securities in-kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund at 800 231-8002 to determine whether the Portfolio's advisor will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of Shares." At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of Delaware to make investments in any of the Fund's Portfolios by a contribution of securities in-kind to such Portfolios.

Eligible investors in The International Equity Portfolio may be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. Institutions proposing to invest an amount which at the time they contact the Fund would constitute 5% or more of the assets of The International Equity Portfolio will, under normal

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

circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. Such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Prospective investors will be notified after they contact the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.



                              REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. Each Portfolio will redeem its shares at the NAV next determined after the request is received in "good order." The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

In the case of The Emerging Markets Portfolio, there is normally a redemption reimbursement fee that applies to all redemptions, including redemptions made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by the redeeming shareholder to the Portfolio, equals 0.75% of the dollar amount redeemed for The Emerging Markets Portfolio. This redemption reimbursement fee is deducted automatically from the amount redeemed; it cannot be paid separately. The fee will generally not apply in situations where shareholders are given their redemption proceeds in-kind in Portfolio securities, or as otherwise determined by the Fund as described herein. See "Other Purchase and Redemption Considerations" and "Redemptions In-Kind" below.


HOW TO REDEEM SHARES BY MAIL OR FAX MESSAGE

"Good order" for purposes of mail or facsimile message redemptions means that the request to redeem must adhere to the following procedures:

o A letter of instruction must be sent to the Fund specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) or other designated individuals or entities exactly as it appears on the Account Registration Form. Unless a letter of instruction directs otherwise or a separate written request has been submitted to the Fund as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form. In addition, signature guarantees will be required when a letter of instruction directs that redemption proceeds be sent to a commercial bank or account designation other than the one identified on the Account Registration Form or in a separate written request.

o If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a separate written request must be submitted to the Fund at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

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

                             Send your requests to:
                             Delaware Pooled Trust
                             Attn: Client Services
                             2005 Market Street
                             Philadelphia, PA 19103-7094
                             Fax #215 255-1162

Please call the Fund at 800 231-8002 to inform Client Services of your intent to send a facsimile message.


HOW TO REDEEM SHARES BY TELEPHONE

"Good order" for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar amount to be redeemed) by calling the Fund at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

o Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's shareholders.

o To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Fund at the address above. The request will be processed pursuant to the procedures described in the second bullet point under "How to Redeem Shares by Mail or Fax Message."

In addition, Fund service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Fund's behalf. For purposes of pricing, a redemption order will be deemed to be received in "good order" when such authorized agent accepts the order on behalf of the Fund pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Fund assurances that the agent has received a redemption order before the close of the NYSE's regular trading hours in order to receive that day's NAV.

REDEMPTIONS IN-KIND. The Fund, in its sole discretion, may permit shareholders to accept their redemption proceeds in-kind in Portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption. In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the Portfolio securities received in-kind representing the value of their redeemed shares. The redemption price per share for shareholders redeeming shares by in-kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order. The Portfolio securities provided to the shareholder pursuant to these procedures

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

shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of Shares."

Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio or The Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. A shareholder may also be required to accept redemption proceeds by a distribution in-kind of securities held by a Portfolio if the Fund determines that it would be detrimental to the best interests of the remaining Portfolio shareholders to make a redemption payment wholly or partly in cash. Such shareholders described herein will be required to bear the brokerage or other transaction costs of selling the Portfolio securities received in-kind. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder. Investors should contact the Fund at 800 231-8002 for further information.

Eligible investors who have an existing investment counseling relationship with Delaware or its affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

IMPORTANT REDEMPTION INFORMATION. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advance notice of any such order. This request can easily be satisfied by calling the Fund at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission"). As described above, the Fund may also pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.



                  OTHER PURCHASE AND REDEMPTION CONSIDERATIONS

PURPOSE OF REIMBURSEMENT FEES FOR CERTAIN PORTFOLIOS. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions (especially in regards to costs involved in purchasing and selling international securities for the Portfolio), and to limit the extent to which The Emerging Markets Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. These costs include, but are not limited to: (1) brokerage costs; (2) market impact costs, i.e., the

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

increase in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and (3) the effect of the "bid-asked" spread in international markets.

In particular, when a Portfolio acquires securities of companies in emerging markets, brokerage and other transaction costs incurred when purchasing or selling such stocks are extremely high. There are generally three main components of transaction costs -- brokerage fees, the difference between the bid/asked spread, and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to the customary costs described above, most foreign countries also have exchange fees, stamp taxes or other similar costs/fees which the reimbursement fees are designed to include an approximation of as well.
Without the reimbursement fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the brokerage and other transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions.

As previously described, the purchase reimbursement fee will generally not apply to investments in the Portfolios that are permitted to be made by contributions of securities in-kind or reinvestments of dividends or other distributions. Similarly, the redemption reimbursement fee will generally not apply to redemptions made through the delivery of securities in-kind held in the Portfolios. In addition, the Fund may, in its sole discretion, permit alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. The Fund may waive or reduce the amount of the reimbursement fees in situations where the Fund considers such a waiver or reduction to be equitable in light of the circumstances of the transaction and the purpose of the reimbursement fees. The Fund intends to only waive or reduce the amount of such reimbursement fees to the extent that a Portfolio will not be subject to the cost described in the prior paragraph (such as, but not limited to, when shares are purchased or redeemed in-kind). If the Fund determines to accept an alternative method with respect to any purchase or redemption, the reimbursement fee applicable to such transaction will be reduced or waived accordingly.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION.   A description of the Fund's
policies and procedures with respect to the disclosure of each Portfolio's security holdings is available in the Fund's Statement of Additional Information.

FAIR VALUATION. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Portfolio may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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

Subject to the Board's oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to a Pricing Committee of Delaware, which operates under the policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio. The Pricing Committee values Portfolio assets as described above.

FREQUENT TRADING OF FUND SHARES (MARKET TIMING). The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered
a market timer.   The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use a Portfolio's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Portfolio shares if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice.
Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.


The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.


RISKS OF MARKET TIMING. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Portfolios that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES. The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares. This monitoring process involves several factors, which includes scrutinizing transactions in Portfolio shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Portfolios may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING. Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

MISCELLANEOUS. Neither the Fund, the Portfolios, the Fund's transfer agent, the Fund's custodians nor any of the Fund's affiliates, are responsible for any losses incurred in acting upon investor instructions (via written instruction, telephone instruction or otherwise) for purchase, redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions, the Fund will attempt to ensure that reasonable procedures are used to confirm that instructions communicated to the Fund are genuine.



                               VALUATION OF SHARES

We determine a Portfolio's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) each day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Portfolio's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.



                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond Portfolio expects to declare dividends monthly and distribute them monthly. The Real Estate Investment Trust Portfolio expects to declare and distribute dividends quarterly. The Global Fixed Income, The International Fixed Income, The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity. The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.


Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolios may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Portfolios and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from each of the Portfolios are the same whether you reinvest your dividends or receive them in cash.

Distributions from each of the Portfolio's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.



                                      TAXES

GENERAL

Each Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the equity oriented portfolios, with the exception of The Real Estate Investment Trust, The International Equity, The Labor Select International Equity and The Emerging Markets Portfolios, from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

Distributions paid by a Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in a Portfolio. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of a Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


Additionally, the Fund is required to withhold 28% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.


FOREIGN TAXES

Each of The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income and The Emerging Markets Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand a Portfolio's financial performance. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio, assuming the reinvestment of all dividends and distributions. All "per share" information reflects financial results for a single Portfolio share. This information for each of the fiscal years ended October 31 presented below have been audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which are available upon request by calling 800 231-8002.

                                                                       THE LARGE-CAP VALUE EQUITY PORTFOLIO
                                           ----------------------------------------------------------------
                                           SIX MONTHS ENDED
                                                       4/30                                      YEAR ENDED
                                                      20051                                           10/31
                                                (UNAUDITED)     2004     2003     2002     2001        2000
                                           ----------------  -------  -------  -------  -------  ----------


Net asset value, beginning of period                $16.260  $14.920  $12.600  $13.950  $15.370     $16.260

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2                                0.130    0.254    0.268    0.239    0.247       0.267
Net realized and unrealized gain (loss)
on investments                                        0.475    1.372    2.294   (1.334) (1.364)       0.592
                                           ----------------  -------  -------  -------  -------  ----------

Total from investment operations                      0.605    1.626    2.562   (1.095)  (1.117)      0.859
                                           ----------------  -------  -------  -------  -------  ----------

Less dividends and distributions from:
Net investment income                                (0.175)  (0.286)  (0.242)  (0.255)  (0.303)     (0.310)
Net realized gain on investments                          -        -        -        -        -      (1.439)
                                           ----------------  -------  -------  -------  -------  ----------

Total dividends and distributions                    (0.175)  (0.286)  (0.242)  (0.255)  (0.303)     (1.749)
                                           ----------------  -------  -------  -------  -------  ----------


Net asset value, end of period                      $16.690  $16.260  $14.920  $12.600  $13.950     $15.370
                                           ================  =======  =======  =======  =======  ==========

TOTAL RETURN3                                         3.71%   11.00%   20.60%   (8.05%)  (7.35%)      6.42%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)             $10,356  $15,521  $38,566  $49,224  $60,788     $82,882
Ratio of expenses to average net assets               0.72%    0.68%    0.63%    0.62%    0.67%       0.68%
Ratio of expenses to average net assets
prior to expense limitation and expenses
paid indirectly                                       1.08%    0.85%    0.85%    0.69%    0.84%       0.75%
Ratio of net investment income to average
net assets                                            1.54%    1.61%    2.01%    1.66%    1.61%       1.89%
Ratio of net investment income to average
net assets prior to expense limitation
and expenses paid indirectly                          1.18%    1.44%    1.79%    1.59%    1.44%       1.82%
Portfolio turnover                                      48%      67%      68%      95%     113%         56%



1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                        THE MID-CAP GROWTH EQUITY PORTFOLIO
                                           SIX MONTHS ENDED
                                                       4/30                                      YEAR ENDED
                                                      20051                                           10/31
                                                (UNAUDITED)     2004     2003     2002     2001        2000
                                           ----------------  -------  -------  -------  -------  ----------


Net asset value, beginning of period                 $3.440   $3.230   $2.450   $2.760  $12.390      $8.740
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss2                                 (0.008)  (0.010) (0.012)  (0.008)  (0.005)     (0.061)
Net realized and unrealized gain (loss)
on investments                                        0.089    0.220    0.792   (0.302)  (3.196)      4.523
                                           ----------------  -------  -------  -------  -------  ----------

Total from investment operations                      0.081    0.210    0.780   (0.310)  (3.201)      4.462
                                           ----------------  -------  -------  -------  -------  ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                     (0.121)       -        -        -   (6.260)     (0.812)
In excess of net realized gain on
investments                                               -        -        -        -   (0.169)          -
Total dividends and distributions                    (0.121)       -        -        -   (6.429)     (0.812)
                                           ----------------  -------  -------  -------  -------  ----------

Net asset value, end of period                       $3.400   $3.440   $3.230   $2.450   $2.760     $12.390
                                           ================  =======  =======  =======  =======  ==========

TOTAL RETURN3                                         2.13%    6.50%   31.84%  (11.23%) (41.66%)     53.86%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)             $17,431  $17,696  $13,938   $2,329   $2,655      $6,506
Ratio of expenses to average net assets               0.92%    0.92%    0.93%    0.93%    0.94%       0.92%
Ratio of expenses to average net assets
prior to expense limitation and
expenses paid indirectly                              0.98%    0.94%    1.03%    1.41%    1.28%       1.04%
Ratio of net investment loss to average
net assets                                           (0.45%)  (0.31%) (0.41%)  (0.29%)  (0.12%)      (0.52%)
Ratio of net investment loss to average
net assets prior to expense limitation
and expenses paid indirectly                         (0.51%)  (0.33%) (0.51%)  (0.77%)  (0.46%)      (0.64%)
Portfolio turnover                                      97%     113%     111%     112%     133%        137%



1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                       THE SMALL-CAP GROWTH EQUITY PORTFOLIO
                                           SIX MONTHS ENDED
                                                       4/30                                       YEAR ENDED
                                                      20051                                            10/31
                                                (UNAUDITED)      2004     2003     2002     2001        2000
                                           ----------------  --------  -------  -------  -------  ----------


Net asset value, beginning of period                $14.300   $13.390  $10.130  $11.240  $18.950     $14.190
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss2                                 (0.024)   (0.061)  (0.042)  (0.047)  (0.034)     (0.028)
Net realized and unrealized gain (loss)
on investments                                       (0.886)    0.971    3.302   (1.063)  (7.676)      6.358
                                           ----------------  --------  -------  -------  -------  ----------

Total from investment operations                     (0.910)    0.910    3.260   (1.110)  (7.710)      6.330
                                           ----------------  --------  -------  -------  -------  ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                          -         -        -        -        -      (1.570)
                                           ----------------  --------  -------  -------  -------  ----------

Total dividends and distributions                         -         -        -        -        -      (1.570)
                                           ----------------  --------  -------  -------  -------  ----------

Net asset value, end of period                      $13.390   $14.300  $13.390  $10.130  $11.240     $18.950
                                           ================  ========  =======  =======  =======  ==========

TOTAL RETURN3                                        (6.36%)    6.80%   32.18%   (9.88%) (40.69%)     47.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)             $80,165  $108,043  $94,168  $43,104  $35,572     $37,645
Ratio of expenses to average net assets               0.88%     0.85%    0.87%    0.88%    0.89%       0.85%
Ratio of expenses to average net assets
prior to expense limitation and expenses
paid indirectly                                       0.88%     0.85%    0.88%    0.90%    0.92%       0.87%
Ratio of net investment loss to average
net assets                                           (0.33%)   (0.43%)  (0.37%)  (0.41%)  (0.26%)     (0.15%)
Ratio of net investment loss to average
net assets prior to expense limitation
and expenses paid indirectly                         (0.33%)   (0.43%)  (0.38%)  (0.43%)  (0.29%)     (0.17%)
Portfolio turnover                                      51%       67%      47%      46%      67%         70%



1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                       THE SMALL-CAP GROWTH II EQUITY PORTFOLIO

                                                                     SIX MONTHS ENDED    PERIOD
                                                                                 4/30  12/1/032
                                                                                20051   THROUGH
                                                                          (UNAUDITED)  10/31/04
                                                                     ----------------  --------


Net asset value, beginning of period                                           $8.360    $8.500

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss3                                                           (0.027)   (0.037)
Net realized and unrealized loss on investments                                (0.193)   (0.103)
                                                                     ----------------  --------

Total from investment operations                                               (0.220)   (0.140)
                                                                     ----------------  --------

Net asset value, end of period                                                 $8.140    $8.360
                                                                     ================  ========

TOTAL RETURN4                                                                  (2.63%)   (1.65%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                        $1,914    $1,968
Ratio of expenses to average net assets5                                        0.92%     0.92%
Ratio of expenses to average net assets prior to expense limitation
and expenses paid indirectly                                                    1.28%     1.61%
Ratio of net investment loss to average net assets                             (0.61%)   (0.48%)
Ratio of net investment loss to average net assets prior to expense limitation and expenses
paid indirectly                                                                (0.97%)   (1.17%)
Portfolio turnover                                                                86%       75%



1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

3 The average shares outstanding method has been applied for per share information.

4 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

5 Ratio for the six months ended April 30, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.93%.

                                 THE SMID-CAP GROWTH EQUITY PORTFOLIO
                                                               PERIOD
                                                             12/2/041
                                                              THROUGH
                                                              4/30/05
                                                             (unaudited)
                                                             -----------


Net asset value, beginning of period                           $8.500

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss2                                           (0.023)
Net realized and unrealized loss on investments                (0.507)
                                                             --------

Total from investment operations                               (0.530)
                                                             --------

Net asset value, end of period                                 $7.970
                                                             ========

TOTAL RETURN3                                                  (6.24%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $1,874
Ratio of expenses to average net assets4                        0.91%
Ratio of expenses to average net assets prior to expense
limitation and expenses paid indirectly                         2.03%
Ratio of net investment loss to average net assets             (0.65%)
Ratio of net investment loss to average net assets prior to
expense limitation and expenses paid
indirectly                                                     (1.77%)
Portfolio turnover                                                72%



1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

4 Ratio for the period ended April 30, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.95%.

                                                    THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS

                                             SIX MONTHS
                                                  ENDED                                         YEAR
                                                   4/30                                        ENDED
                                                  20051                                        10/31
                                            (UNAUDITED)     2004     2003     2002     2001     2000
                                            -----------  -------  -------  -------  -------  -------


Net asset value, beginning of period            $21.150  $17.410  $14.180  $14.280  $13.470  $11.310
INCOME FROM INVESTMENT OPERATIONS:
Net investment income2                            0.105    0.492    0.656    0.555    0.625    0.596
Net realized and unrealized gain on
investments                                       1.446    4.341    3.530    0.402    0.778    2.167
                                            -----------  -------  -------  -------  -------  -------

Total from investment operations                  1.551    4.833    4.186    0.957    1.403    2.763
                                            -----------  -------  -------  -------  -------  -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                            (0.244)  (0.599)  (0.604)  (0.634)  (0.593)  (0.603)
Net realized gain on investments                 (1.857)  (0.494)  (0.352)  (0.423)       -        -
                                            -----------  -------  -------  -------  -------  -------

Total dividends and distributions                (2.101)  (1.093)  (0.956)  (1.057)  (0.593)  (0.603)
                                            -----------  -------  -------  -------  -------  -------

Net asset value, end of period                  $20.600  $21.150  $17.410  $14.180  $14.280  $13.470
                                            ===========  =======  =======  =======  =======  =======

TOTAL RETURN3                                     7.14%   28.78%   30.90%    6.45%   10.59%   25.09%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $22,003  $29,512  $26,620  $19,144  $29,000  $26,574
Ratio of expenses to average net assets           1.07%    1.15%    1.15%    1.13%    1.04%    0.95%
Ratio of expenses to average net assets
prior to expense limitation and expenses
paid indirectly                                   1.07%    1.28%    1.30%    1.13%    1.10%    1.15%
Ratio of net investment income to average
net assets                                        1.03%    2.60%    4.31%    3.64%    4.39%    4.77%
Ratio of net investment income to average
net assets prior to expense limitation and
expenses paid indirectly                          1.03%    2.47%    4.16%    3.64%    4.33%    4.57%
Portfolio turnover                                  25%      43%      48%      65%      61%      31%



1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                       THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II

                                             SIX MONTHS
                                                  ENDED                                         YEAR
                                                   4/30                                        ENDED
                                                  20051                                        10/31
                                            (UNAUDITED)     2004     2003     2002     2001     2000
                                            -----------  -------  -------  -------  -------  -------


Net asset value, beginning of period            $26.220  $21.890  $17.320  $16.800  $15.680  $13.190
INCOME FROM INVESTMENT OPERATIONS:
Net investment income2                            0.196    0.662    0.914    0.765    0.845    0.592
Net realized and unrealized gain on
investments                                       1.745    5.179    4.288    0.428    0.866    2.606
                                            -----------  -------  -------  -------  -------  -------

Total from investment operations                  1.941    5.841    5.202    1.193    1.711    3.198
                                            -----------  -------  -------  -------  -------  -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                            (0.172)  (0.963)  (0.632)  (0.673)  (0.591)  (0.708)
Net realized gain on investments                 (2.739)  (0.548)       -        -        -        -
                                            -----------  -------  -------  -------  -------  -------

Total dividends and distributions                (2.911)  (1.511)  (0.632)  (0.673)  (0.591)  (0.708)
                                            -----------  -------  -------  -------  -------  -------

Net asset value, end of period                  $25.250  $26.220  $21.890  $17.320  $16.800  $15.680
                                            ===========  =======  =======  =======  =======  =======

TOTAL RETURN3                                     7.32%   28.16%   31.00%    7.16%   11.07%   25.78%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $60,025  $54,630  $38,290  $24,073   $9,990   $2,161
Ratio of expenses to average net assets           0.86%    0.83%    0.85%    0.86%    0.85%    0.86%
Ratio of expenses to average net assets
prior to expense limitation and expenses
paid indirectly                                   0.88%    0.87%    0.89%    0.93%    0.90%    1.45%
Ratio of net investment income to average
net assets                                        1.57%    2.83%    4.80%    4.15%    5.00%    4.27%
Ratio of net investment income to average
net assets prior to expense limitation and
expenses paid indirectly                          1.55%    2.79%    4.76%    4.08%    4.95%    3.68%
Portfolio turnover                                  21%      52%      69%      61%      65%      32%



1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                         THE INTERNATIONAL EQUITY PORTFOLIO

                                             SIX MONTHS
                                                  ENDED                                                YEAR
                                                   4/30                                               ENDED
                                                  20051                                               10/31
                                            (UNAUDITED)        2004      2003      2002      2001      2000
                                            -----------  ----------  --------  --------  --------  --------


Net asset value, beginning of period            $17.650     $14.750   $11.800   $12.580   $17.640   $17.410
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2                            0.245       0.402     0.370     0.261     0.335     0.379
Net realized and unrealized gain (loss) on
investments and foreign currencies                1.289       2.834     2.896    (0.743)   (1.498)    0.216
                                            -----------  ----------  --------  --------  --------  --------

Total from investment operations                  1.534       3.236     3.266    (0.482)   (1.163)    0.595
                                            -----------  ----------  --------  --------  --------  --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                            (0.244)     (0.336)   (0.255)   (0.298)   (0.539)   (0.235)
Net realized gain on investments                      -           -    (0.061)        -    (3.302)   (0.130)
In excess of net realized gain on
investments                                           -           -         -         -    (0.056)        -
                                            -----------  ----------  --------  --------  --------  --------

Total dividends and distributions                (0.244)     (0.336)   (0.316)   (0.298)   (3.897)   (0.365)
                                            -----------  ----------  --------  --------  --------  --------

NET ASSET VALUE, END OF PERIOD                  $18.940     $17.650   $14.750   $11.800   $12.580   $17.640
                                            ===========  ==========  ========  ========  ========  ========

TOTAL RETURN3                                     8.72%      22.26%    28.50%    (4.02%)   (9.31%)    3.35%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)      $1,562,797  $1,266,246  $650,163  $411,404  $409,295  $545,667
Ratio of expenses to average net assets           0.89%       0.88%     0.90%     0.91%     0.95%     0.90%
Ratio of net investment income to average
net assets                                        2.60%       2.46%     2.93%     2.01%     2.32%     2.11%
Portfolio turnover                                   7%          9%        6%       10%       13%       19%



1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                                                       THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO

                                             SIX MONTHS
                                                  ENDED                                           YEAR
                                                   4/30                                          ENDED
                                                  20051                                          10/31
                                            (UNAUDITED)      2004      2003     2002     2001     2000
                                            -----------  --------  --------  -------  -------  -------


Net asset value, beginning of period            $15.360   $13.030   $10.370  $10.980  $13.920  $14.330
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2                            0.211     0.385     0.321    0.233    0.284    0.277
Net realized and unrealized gain (loss) on
investments and foreign currencies                1.201     2.326     2.594   (0.463)  (1.311)   0.175
                                            -----------  --------  --------  -------  -------  -------

Total from investment operations                  1.412     2.711     2.915   (0.230)  (1.027)   0.452
                                            -----------  --------  --------  -------  -------  -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                            (0.153)   (0.228)   (0.233)  (0.230)  (0.322)  (0.392)
Net realized gain on investments                 (0.199)   (0.153)   (0.022)  (0.150)  (1.591)  (0.470)
                                            -----------  --------  --------  -------  -------  -------

Total dividends and distributions                (0.352)   (0.381)   (0.255)  (0.380)  (1.913)  (0.862)
                                            -----------  --------  --------  -------  -------  -------

Net asset value, end of period                  $16.420   $15.360   $13.030  $10.370  $10.980  $13.920
                                            ===========  ========  ========  =======  =======  =======

TOTAL RETURN3                                     9.25%    21.20%    28.71%   (2.31%)  (8.97%)   3.07%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)        $548,056  $452,413  $192,433  $88,848  $75,965  $89,814
Ratio of expenses to average net assets           0.90%     0.88%     0.91%    0.87%    0.95%    0.95%
Ratio of expenses to average net assets
prior to expense limitation and expenses
paid indirectly                                   0.90%     0.88%     0.91%    0.87%    0.98%    0.96%
Ratio of net investment income to average
net assets                                        2.59%     2.69%     2.83%    2.05%    2.27%    1.96%
Ratio of net investment income to average
net assets prior to expense limitation and
expenses paid indirectly                          2.59%     2.69%     2.83%    2.05%    2.24%    1.95%
Portfolio turnover                                   6%        6%       10%      12%      15%      20%



1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                           THE EMERGING MARKETS PORTFOLIO

                                             SIX MONTHS
                                                  ENDED                                              YEAR
                                                   4/30                                             ENDED
                                                  20051                                             10/31
                                            (UNAUDITED)      2004      2003      2002      2001      2000
                                            -----------  --------  --------  --------  --------  --------


Net asset value, beginning of period            $13.740   $10.670    $6.790    $6.460    $7.010    $7.280
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2                            0.217     0.361     0.197     0.237     0.237     0.160
Net realized and unrealized gain (loss) on
investments and foreign currencies                2.042     2.908     3.860     0.271    (0.679)   (0.339)
                                            -----------  --------  --------  --------  --------  --------

Total from investment operations                  2.259     3.269     4.057     0.508    (0.442)   (0.179)
                                            -----------  --------  --------  --------  --------  --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                            (0.242)   (0.260)   (0.225)   (0.183)   (0.114)   (0.104)
Net realized gain on investments                 (0.948)        -         -         -         -         -
                                            -----------  --------  --------  --------  --------  --------

Total dividends and distributions                (1.190)   (0.260)   (0.225)   (0.183)   (0.114)   (0.104)
                                            -----------  --------  --------  --------  --------  --------

Purchase reimbursement fees2,3                    0.008     0.058     0.034     0.001     0.004     0.007
Redemption reimbursement fees2,3                  0.003     0.003     0.014     0.004     0.002     0.006
                                            -----------  --------  --------  --------  --------  --------

                                                  0.011     0.061     0.048     0.005     0.006     0.013
                                            -----------  --------  --------  --------  --------  --------

NET ASSET VALUE, END OF PERIOD                  $14.820   $13.740   $10.670    $6.790    $6.460    $7.010
                                            ===========  ========  ========  ========  ========  ========

TOTAL RETURN4                                    16.97%    31.74%    62.19%     7.98%    (6.42%)   (2.40%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)        $770,558  $623,649  $256,168  $114,573  $113,488  $114,978
Ratio of expenses to average net assets           1.30%     1.22%     1.23%     1.23%     1.23%     1.17%
Ratio of net investment income to average
net assets                                        2.94%     2.94%     2.42%     3.24%     3.35%     1.93%
Portfolio turnover                                  38%       36%       69%       36%       35%       20%



1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 The  Portfolio  charges  a  0.75%  purchase  reimbursement  fee  and  a  0.75%
  redemption reimbursement fee which are retained by the Portfolio.

4 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                                             The All-Cap Growth Equity Portfolio

                                            SIX MONTHS
                                                 ENDED                                         PERIOD
                                                  4/30                           YEAR ENDED  3/31/002
                                                 20051                                10/31   THROUGH
                                           (UNAUDITED)    2004    2003     2002        2001  10/31/00
                                           -----------  ------  ------  -------  ----------  --------


Net asset value, beginning of period            $4.960  $4.870  $3.640   $4.680      $8.770    $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss3                            (0.005) (0.013) (0.010)  (0.016)     (0.013)   (0.005)
Net realized and unrealized gain (loss)
on investments                                  (0.005)  0.103   1.240   (1.024)     (4.077)    0.275
Total from investment operations                (0.010)  0.090   1.230   (1.040)     (4.090)    0.270
                                           -----------  ------  ------  -------  ----------  --------

Net asset value, end of period                  $4.950  $4.960  $4.870   $3.640      $4.680    $8.770
                                           ===========  ======  ======  =======  ==========  ========

TOTAL RETURN4                                    0.00%   1.85%  33.79%  (22.22%)    (46.64%)    3.18%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $6,722  $6,727  $6,611   $8,310      $9,222   $13,139
Ratio of expenses to average net assets          0.89%   0.89%   0.89%    0.89%      0.89%5     0.89%
Ratio of expenses to average net assets
prior to expense limitation and
expenses paid indirectly                         1.05%   1.16%   1.02%    1.00%       0.93%     1.10%
Ratio of net investment loss to
average net assets                              (0.19%) (0.25%) (0.25%)  (0.36%)     (0.22%)   (0.09%)
Ratio of net investment loss to
average net assets prior to expense
limitation and expenses paid indirectly         (0.35%) (0.52%) (0.38%)  (0.47%)     (0.26%)   (0.30%)
Portfolio turnover                                 79%     99%     90%     130%        147%      138%



  1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

  2 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

  3 The average shares outstanding method has been applied for per share information.

  4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

  5 Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

                                         The Intermediate Fixed Income Portfolio

                                                         SIX MONTHS
                                                              ENDED
                                                               4/30                                        YEAR
                                                              20051                                       ENDED
                                                        (UNAUDITED)     2004     2003    20022     2001   10/31
                                                        -----------  -------  -------  -------  -------  ------


Net asset value, beginning of period                        $10.310  $10.270  $10.040  $10.210   $9.570  $9.540

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                         0.183    0.364    0.380    0.484    0.606   0.613
Net realized and unrealized gain (loss) on investments       (0.112)   0.134    0.296  (0.138)    0.640   0.030
                                                        -----------  -------  -------  -------  -------  ------

Total from investment operations                              0.071    0.498    0.676    0.346    1.246   0.643
                                                        -----------  -------  -------  -------  -------  ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                        (0.221)  (0.458)  (0.446)  (0.516)  (0.606) (0.613)
                                                        -----------  -------  -------  -------  -------  ------

Total dividends and distributions                            (0.221)  (0.458)  (0.446)  (0.516)  (0.606) (0.613)
                                                        -----------  -------  -------  -------  -------  ------

Net asset value, end of period                              $10.160  $10.310  $10.270  $10.040  $10.210  $9.570
                                                        ===========  =======  =======  =======  =======  ======

TOTAL RETURN3                                                 0.70%    4.95%    6.83%    3.54%   13.36%   7.01%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                     $17,967  $18,930   $2,294   $6,194   $6,432  $7,995
Ratio of expenses to average net assets                       0.47%    0.43%    0.43%    0.53%    0.50%   0.53%
Ratio of expenses to average net assets
prior to expense limitation and
expenses paid indirectly                                      0.64%    0.65%    0.98%    0.68%    0.55%   0.59%
Ratio of net investment income
to average net assets                                         3.60%    3.54%    3.71%    4.84%    6.06%   6.46%
Ratio of net investment income to average
net assets prior to expense limitation and
expenses paid indirectly                                      3.43%    3.32%    3.16%    4.69%    6.01%   6.40%
Portfolio turnover                                             203%     322%     436%     381%     243%    125%



  1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

  2 As   required,  effective  November  1,  2001,  the  Portfolio  adopted  the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.032, an increase in net realized and unrealized gain (loss) per share of $0.032, and a decrease in the ratio of net investment income to average net assets of 0.32%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

  3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                           The Core Focus Fixed Income Portfolio

                                                                  SIX MONTHS ENDED    PERIOD
                                                                              4/30  6/30/042
                                                                             20051   THROUGH
                                                                       (UNAUDITED)  10/31/04

                                                                  ----------------  --------

Net asset value, beginning of period                                        $8.850    $8.500

INCOME FROM INVESTMENT OPERATIONS:
Net investment income3                                                       0.144     0.082
Net realized and unrealized gain (loss)
on investments                                                              (0.038)    0.268
                                                                  ----------------  --------

Total from investment operations                                             0.106     0.350
                                                                  ----------------  --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                       (0.085)      ---
Net realized gain on investments                                            (0.061)      ---
                                                                  ----------------  --------

Total dividends and distributions                                           (0.146)      ---
                                                                  ----------------  --------

Net asset value, end of period                                              $8.810    $8.850
                                                                  ================  ========

TOTAL RETURN4                                                                1.22%     4.12%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                     $5,761    $5,616
Ratio of expenses to average net assets5                                     0.44%     0.43%
Ratio of expenses to average net assets
prior to expense limitation and
expenses paid indirectly                                                     0.82%     1.68%
Ratio of net investment income to
average net assets                                                           3.31%     2.81%
Ratio of net investment income to
average net assets prior to expense limitation and expenses paid
indirectly                                                                   2.93%     1.56%
Portfolio turnover                                                            602%      914%
                                                                  ================  ========




  1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

  2 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

  3 The average shares outstanding method has been applied for per share information.

  4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

  5 Ratio for the six months ended April 30, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.46%.

                                                   The High-Yield Bond Portfolio

                                            SIX MONTHS
                                                 ENDED
                                                  4/30                                  YEAR ENDED
                                                 20051                                       10/31
                                           (UNAUDITED)    2004    2003   20022    2001        2000

                                           -----------  ------  ------  ------  ------  ----------

Net asset value, beginning of period            $7.780  $7.260  $5.840  $6.680  $8.120      $8.830

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income3                           0.290   0.629   0.712   0.652   0.749       0.868
Net realized and unrealized gain (loss)
on investments                                  (0.130)  0.549   1.348  (0.772) (1.097)     (0.488)
                                           -----------  ------  ------  ------  ------  ----------

Total from investment operations                 0.160   1.178   2.060  (0.120) (0.348)      0.380
                                           -----------  ------  ------  ------  ------  ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                           (0.450) (0.658) (0.640) (0.720) (1.092)     (1.090)
                                           -----------  ------  ------  ------  ------  ----------

Total dividends and distributions               (0.450) (0.658) (0.640) (0.720) (1.092)     (1.090)
                                           -----------  ------  ------  ------  ------  ----------

Net asset value, end of period                  $7.490  $7.780  $7.260  $5.840  $6.680      $8.120
                                           ===========  ======  ======  ======  ======  ==========

TOTAL RETURN4                                    1.97%  17.02%  36.87%  (2.23%) (4.71%)      4.02%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)         $1,383  $2,703  $5,129  $3,747  $3,278      $1,888
Ratio of expenses to average net assets          0.64%   0.59%   0.59%   0.59%  0.59%5       0.59%
Ratio of expenses to average net assets
prior to expense limitation and
expenses paid indirectly                         1.48%   1.01%   0.96%   0.88%   0.79%       1.08%
Ratio of net investment income to
average net assets                               7.47%   8.46%  10.64%  10.15%  10.37%       9.97%
Ratio of net investment income to
average net assets prior to expense
limitation and expenses paid indirectly          6.63%   8.04%  10.27%   9.86%  10.17%       9.48%
Portfolio turnover                                271%    391%    597%    553%    830%        140%



  1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

  2 As   required,  effective  November  1,  2001,  the  Portfolio  adopted  the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was an increase in net investment income per share of $0.005, a decrease in net realized and unrealized gain (loss) per share of $0.005, and an increase in the ratio of net investment income to average net assets of 0.08%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

  3 The average shares outstanding method has been applied for per share information.

  4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

  5 Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.

                                            The Core Plus Fixed Income Portfolio

                                                  SIX MONTHS
                                                       ENDED                          PERIOD
                                                        4/30           YEAR ENDED  6/28/2002
                                                       20051                10/31    THROUGH
                                                 (UNAUDITED)     2004        2003   10/31/02

                                                 -----------  -------  ----------  ---------

Net asset value, beginning of period                  $9.260   $9.380      $8.800     $8.500

INCOME FROM INVESTMENT OPERATIONS:
Net investment income3                                 0.161    0.329       0.351      0.109
Net realized and unrealized gain on investments          ---    0.312       0.427      0.191
                                                 -----------  -------  ----------  ---------

Total from investment operations                       0.161    0.641       0.778      0.300
                                                 -----------  -------  ----------  ---------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                 (0.136)  (0.424)     (0.140)       ---
Net realized gain on investments                      (0.055)  (0.337)     (0.058)       ---
                                                 -----------  -------  ----------  ---------

Total dividends and distributions                     (0.191)  (0.761)     (0.198)       ---
                                                 -----------  -------  ----------  ---------

Net asset value, end of period                        $9.230   $9.260      $9.380     $8.800
                                                 ===========  =======  ==========  =========

TOTAL RETURN4                                          1.76%    7.30%       9.01%      3.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $84,586  $35,796      $7,372     $7,706
Ratio of expenses to average net assets5               0.52%    0.50%       0.50%      0.57%
Ratio of expenses to average net assets
prior to expense limitation and
expenses paid indirectly                               0.66%    0.78%       0.89%      2.20%
Ratio of net investment income to
average net assets                                     3.54%    3.65%       3.86%      3.62%
Ratio of net investment income to
average net assets prior to expense
limitation and expenses paid indirectly                3.40%    3.37%       3.47%      1.99%
Portfolio turnover                                      676%     709%        569%       847%



  1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

  2 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

  3 The average shares outstanding method has been applied for per share information.

  4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

  5 Ratio for the six months ended April 30, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.53%.

                                                                                           THE GLOBAL FIXED INCOME PORTFOLIO
                                                                SIX MONTHS
                                                                     ENDED                                              YEAR
                                                                      4/30                                             ENDED
                                                                     20051                                             10/31
                                                               (UNAUDITED)      2004      2003     20022      2001      2000
                                                               -----------  --------  --------  --------  --------  --------


Net asset value, beginning of period                               $12.380   $13.620   $11.760   $10.210    $8.950   $10.260
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income3                                               0.163     0.342     0.432     0.461     0.483     0.548
Net realized and unrealized gain
(loss) on investments and foreign
currencies                                                           0.486     1.258     1.921     1.089     0.777    (1.498)
                                                               -----------  --------  --------  --------  --------  --------

Total from investment operations                                     0.649     1.600     2.353     1.550     1.260    (0.950)
                                                               -----------  --------  --------  --------  --------  --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                               (0.649)   (2.840)   (0.493)        -         -    (0.114)
In excess of net investment income                                       -         -         -         -         -    (0.096)
Return of capital                                                        -         -         -         -         -    (0.150)
                                                               -----------  --------  --------  --------  --------  --------

Total dividends and distributions                                   (0.649)   (2.840)   (0.493)        -         -    (0.360)
                                                               -----------  --------  --------  --------  --------  --------

Net asset value, end of period                                     $12.380   $12.380   $13.620   $11.760   $10.210    $8.950
                                                               ===========  ========  ========  ========  ========  ========

TOTAL RETURN4                                                        5.24%    13.40%    20.68%    15.18%    14.08%    (9.51%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                           $296,175  $268,352  $208,354  $279,938  $284,830  $389,290
Ratio of expenses to average net
assets                                                               0.63%     0.60%     0.60%     0.60%     0.60%     0.60%
Ratio of expenses to average net
assets prior to expense limitation
and expenses paid indirectly                                         0.68%     0.64%     0.65%     0.66%     0.70%     0.71%
Ratio of net investment income to average net assets                 2.63%     2.88%     3.38%     4.33%     4.98%     5.71%
Ratio of net investment income to average net assets prior to expense limitation and expenses
paid indirectly                                                      2.58%     2.84%     3.33%     4.27%     4.88%     5.60%
Portfolio turnover                                                     47%       55%       95%       58%       32%       53%



1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.041, an increase in net realized and unrealized gain (loss) per share of $0.041, and a decrease in the ratio of net investment income to average net assets of 0.38%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

3 The average shares outstanding method has been applied for per share information.

4 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                           THE INTERNATIONAL FIXED INCOME PORTFOLIO
                                            SIX MONTHS
                                                 ENDED                                         YEAR
                                                  4/30                                        ENDED
                                                 20051                                        10/31
                                           (UNAUDITED)     2004     2003    20022     2001     2000
                                           -----------  -------  -------  -------  -------  -------


Net asset value, beginning of period           $12.290  $12.250  $10.500   $9.150   $8.110   $9.910
                                           -----------  -------  -------  -------  -------  -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income3                           0.139    0.311    0.360    0.323    0.427    0.469
Net realized and unrealized gain (loss)
on investments and foreign
currencies                                       0.514    1.259    1.881    1.027    0.613   (1.752)
                                           -----------  -------  -------  -------  -------  -------

Total from investment operations                 0.653    1.570    2.241    1.350    1.040   (1.283)
                                           -----------  -------  -------  -------  -------  -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                           (0.823)  (1.530)  (0.491)       -        -   (0.400)
In excess of net investment income                   -        -        -        -        -   (0.067)
Return of capital                                    -        -        -        -        -   (0.050)
                                           -----------  -------  -------  -------  -------  -------

Total dividends and distributions               (0.823)  (1.530)  (0.491)       -        -   (0.517)
                                           -----------  -------  -------  -------  -------  -------

Net asset value, end of period                 $12.120  $12.290  $12.250  $10.500   $9.150   $8.110
                                           ===========  =======  =======  =======  =======  =======

TOTAL RETURN4                                    5.30%   13.82%   22.14%   14.75%   12.82%  (13.54%)
                                           -----------  -------  -------  -------  -------  -------

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)        $64,521  $61,386  $48,284  $41,934  $36,989  $50,389
Ratio of expenses to average net
assets                                           0.63%    0.60%    0.60%    0.60%    0.60%    0.60%
Ratio of expenses to average net
assets prior to expense limitation
and expenses paid indirectly                     0.68%    0.67%    0.68%    0.67%    0.69%    0.69%
Ratio of net investment income to
average net assets                               2.28%    2.68%    3.13%    3.39%    4.87%    5.26%
Ratio of net investment income to
average net assets prior to expense
limitation and expenses paid
indirectly                                       2.23%    2.61%    3.05%    3.32%    4.78%    5.17%
Portfolio turnover                                 45%      57%     112%      46%      60%      82%



1 Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains on losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.130, an increase in net realized and unrealized gain (loss) per share of $0.130, and a decrease in the ratio of net investment income to average net assets of 1.36%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.

3 The average shares outstanding method has been applied for per share information.

4 Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                             APPENDIX A -- RATINGS

BONDS

Excerpts from Moody's description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; BAA--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C-- reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.


COMMERCIAL PAPER

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

DELAWARE POOLED TRUST

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolios and the Fund in the current Statement of Additional Information
(SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Portfolios, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, call toll-free at 800 231-8002, or go to www.delawareinvestments.com/institutional. You may also obtain additional information about the Portfolios from your financial advisor.

You can find reports and other information about the Portfolios on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolios, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


E-MAIL

PooledTrust@delinvest.com


SHAREHOLDER INQUIRIES

Call us at 800 231-8002

o For Portfolio information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Investment Company Act File Number: 811-6322 (The Fund)



(Graphics Omitted)

                              DELAWARE POOLED TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED NOVEMBER 1, 2005

                          ----------------------------

    Delaware Pooled Trust ("Pooled Trust") is an open end management investment company. Pooled Trust consists of various series ("Portfolios") offering a broad range of investment choices. Pooled Trust is designed to provide clients with attractive alternatives for meeting their investment needs. This Statement of Additional Information ("SAI") (Part B of Pooled Trust's registration statement) addresses information for Pooled Trust applicable to each of the Portfolios.

    This SAI is not a prospectus but should be read in conjunction with the related Prospectus for each Portfolio. Certain information from the Portfolios' Annual and Semi-Annual Reports has been incorporated by reference into this SAI. To obtain the Prospectuses or Annual and Semi-Annual Reports for the A, B, C, Institutional and R Class Shares of The Real Estate Investment Trust Portfolio, write to Delaware Distributors, L.P. (the "Distributor") at 2005 Market Street, Philadelphia, PA 19103-7094. You can also call 800 523-1918 for the Class A, B, C and R Shares of The Real Estate Investment Trust Portfolio or 800 510-4015 for the Institutional Class of the Real Estate Investment Trust Portfolio. To obtain the proper Prospectus or Annual and Semi-Annual Reports for the other Portfolios and Classes, please write to Delaware Pooled Trust at 2005 Market Street, Philadelphia, PA 19103-7094, Attn:
Client Services or call Pooled Trust at 800 231-8002.

TABLE OF CONTENTS                                                  PAGE
                                                                   ----

FUND HISTORY
INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS
ACCOUNTING AND TAX ISSUES
TRADING PRACTICES AND BROKERAGE
PORTFOLIO TURNOVER
PURCHASING SHARES
GROUP INVESTMENT PLANS
DETERMINING OFFERING PRICE AND NET ASSET VALUE
REDEMPTION AND EXCHANGE
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
TAXES
INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS
OFFICERS AND TRUSTEES
GENERAL INFORMATION
PERFORMANCE INFORMATION
FINANCIAL STATEMENTS
APPENDIX A -- RATINGS
APPENDIX B



FUND HISTORY

    Pooled Trust was originally incorporated under the laws of the State of Maryland on May 30, 1991. On December 15, 1999, the company completed a reorganization that changed its state and form of organization from a Maryland corporation to a Delaware business trust called Delaware Pooled Trust.

    Delaware Pooled Trust offers various Portfolios providing eligible investors a broad range of investment choices, with the service companies of Delaware Investments providing customized services as investment advisor, administrator and distributor. Each Portfolio, other than The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II (which Portfolios together may be referred to as "The Real Estate Investment Trust Portfolios"), The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Emerging Markets Portfolio, is a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global
Fixed Income Portfolio, The International Fixed Income Portfolio and The Emerging Markets Portfolio Portfolio are nondiversified funds as defined by the 1940 Act.


INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS

INVESTMENT RESTRICTIONS

    INVESTMENT OBJECTIVES--The investment objectives of all the Portfolios, except The Labor Select International Equity Portfolio, are non-fundamental, and may be changed without shareholder approval. However, the Board of Trustees must approve any changes to non-fundamental investment objectives and the appropriate Portfolio will notify shareholders prior to a material change in a Portfolio's objective. The investment objective of The Labor Select International Equity Portfolio is fundamental and may not be changed without shareholder approval.

    FUNDAMENTAL INVESTMENT RESTRICTIONS -- Pooled Trust has adopted the following restrictions for each of the Portfolios (except where otherwise noted) which cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the respective Portfolio, which is the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

    EACH PORTFOLIO, OTHER THAN THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, SHALL NOT:

    1. With respect to each Portfolio, except The Real Estate Investment Trust Portfolios, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Real Estate Investment Trust Portfolios will concentrate their respective investments in the real estate industry. Each of The Real Estate Investment Trust Portfolios otherwise shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

    2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

    3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

    4. With respect to each Portfolio, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

    5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

    6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

    THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO SHALL NOT:

    1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its respective assets to qualified broker/ dealers or institutional investors for their use relating to short sales or other security transactions.

    2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

    3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

    4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    5.  Purchase or sell commodities or commodity contracts.

    6.  Enter into futures contracts or options thereon.

    7.  Make short sales of securities, or purchase securities on margin.

    8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

    9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

    10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities (as defined in the 1940 Act), except for notes to banks.

    11. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

    In addition to the restrictions set forth above, in connection with the qualification of the Portfolio's shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

    Non-fundamental Investment Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Portfolio, except as noted, will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees, as appropriate, without shareholder approval.

    EACH PORTFOLIO, OTHER THAN THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO,

    1. Is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Portfolios may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

    2. May not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investment.

    THE LARGE-CAP VALUE EQUITY PORTFOLIO, THE MID-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE HIGH-YIELD BOND PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO AND THE INTERNATIONAL FIXED INCOME PORTFOLIO SHALL NOT:

    1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with a Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

    2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein and except that The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II (collectively, "The Real Estate Investment Trust Portfolios") may each own real estate directly as a result of a default on securities the Portfolio owns.

    3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

    4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry, except that each of The Real Estate Investment Trust Portfolios shall invest in excess of 25% of its total assets in the securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    5. Purchase or sell commodities or commodity contracts, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related Prospectus, subject to investment restriction 6 below.

    6. Enter into futures contracts or options thereon, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may each enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

    7. Make short sales of securities, or purchase securities on margin, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may satisfy margin requirements with respect to futures transactions.

    8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

    9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

    10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission ("Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while a Portfolio has an outstanding borrowing. A Portfolio will not pledge more than 10% of its respective net assets. A Portfolio will not issue senior securities as defined in the 1940 Act, except for notes to banks.

    In addition to the restrictions set forth above, in connection with the qualification of a Portfolio's shares for sale in certain states, a Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of a Portfolio's net assets. Included within such amount, but not to exceed 2% of a Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

    THE LARGE-CAP VALUE EQUITY PORTFOLIO, THE MID-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO AND, ONLY WHERE NOTED, THE HIGH-YIELD BOND PORTFOLIO SHALL NOT:

    1. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall also apply to The High-Yield Bond Portfolio. This restriction shall apply to only 50% of the total assets of The Global Fixed Income Portfolio.

    2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

    3. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

    4. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that The Mid-Cap Growth Equity Portfolio may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

    5. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

    6. Invest more than 10% of its respective total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

    For purposes of investment restriction 6, it is Pooled Trust's policy, changeable without shareholder vote, that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which a bona fide market does not exist at the time of purchase or subsequent valuation.

    The following additional non-fundamental investment restrictions apply to The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio and The High-Yield Bond Portfolio.

    EXCEPT AS NOTED BELOW, EACH OF THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS AND THE INTERNATIONAL FIXED INCOME PORTFOLIO SHALL NOT:

    1. As to 50% of the respective total assets of The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

    2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

    3. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year old period shall include the operation of any predecessor company or companies. This restriction shall not apply to The Real Estate Investment Trust Portfolios and their investments in the securities of real estate investment trusts.

    4. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

    5. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that each of The Real Estate Investment Trust Portfolios may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Each Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

    6. Invest more than 15% of its respective total assets, determined at the time of purchase, in repurchase agreements maturing in more than seven days and other illiquid assets.

    For purposes of investment restriction 6, it is Pooled Trust's policy that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which no bona fide market exists at the time of purchase.

    The following additional non-fundamental investment restrictions apply to The Emerging Markets Portfolio (except where otherwise noted). The percentage limitations contained in these restrictions and policies apply at the time a Portfolio purchases securities.

    EXCEPT AS NOTED BELOW, THE EMERGING MARKETS PORTFOLIO SHALL NOT:

    1. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

    2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

    3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities.

    4. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

    5. Purchase or sell real estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.


INVESTMENT POLICIES AND RISKS


FOREIGN INVESTMENT INFORMATION (THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE ALL-CAP GROWTH EQUITY PORTFOLIO, THE CORE FOCUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE CORE PLUS FIXED INCOME PORTFOLIO AND THE high-yield BOND PORTFOLIO)

    Investors in The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed
Income and The International Fixed Income Portfolios (as well as The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust, The All-Cap Growth Equity, The
Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the related Prospectus, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio, except The High-Yield Bond Portfolio, permit each to enter into forward foreign currency exchange contracts and permit The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Emerging Markets and The International Fixed Income Portfolios to engage in certain options and futures activities, in order to hedge holdings and commitments against changes in the level of future currency rates. See "FOREIGN CURRENCY TRANSACTIONS (THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO,
THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE CORE FOCUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED
INCOME PORTFOLIO, THE CORE PLUS FIXED INCOME PORTFOLIO AND THE ALL-CAP GROWTH EQUITY PORTFOLIO)," below.

    The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios (and The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios up to 20%, 25%, 10%, 10%, 20%, 10%, 10%, 20%, 20%, 20% and 25%,
respectively, of their total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.


    In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.


    It is also expected that the expenses for custodial arrangements of The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, The International Fixed Income, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments. See "TAXES."


    Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

    Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the investment advisors for the Portfolios do not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

    With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

    As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government related debt obligations in the event of default under their commercial bank loan agreements.

    The issuers of the foreign government and government-related high-yield securities, including Brady Bonds, in which The Emerging Markets, The High-Yield Bond, The Global Fixed Income and The International Fixed Income Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high-yield securities in which The Emerging Markets, The High-Yield Bond, The Global Fixed Income and The International Fixed Income Portfolios may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

    With respect to forward foreign currency exchange, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See "FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS" below.

    A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This in turn, could reduce a Portfolio's distributions paid to shareholders. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include, as relevant, the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract and similar financial instrument if such instrument is not "marked to market." The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

    With reference to the Portfolios' investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

    The issuers of foreign government and government-related debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that Brady Bonds and other foreign government and government-related securities will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

    Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Portfolios' invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Portfolio's advisor or sub-advisor, as relevant, does not believe that any current registration restrictions would affect its decision to invest in such countries.

    As disclosed in the Prospectuses for The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio,
The Global Fixed Income Portfolio, The Core Focus Fixed Income, The
Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The International Fixed Income Portfolio, the foreign short-term fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro. Such securities may include those issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The Work Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be typically rated, at the time of purchase, AA or higher by Standard & Poor's Ratings Group or Aa or higher by Moody's Investor Service, Inc. or of comparable quality as determined by the Portfolio's investment advisor.


    FOREIGN CURRENCY TRANSACTIONS (THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE ALL-CAP GROWTH EQUITY PORTFOLIO, THE CORE FOCUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE CORE PLUS FIXED INCOME PORTFOLIO AND THE HIGH-YIELD BOND PORTFOLIO)

    The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, The International Fixed Income (as well as The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

    Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

    When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its Custodian Bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts.

    The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Emerging Markets and The International Fixed Income Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

    Foreign currency options are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of a rate movement adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

    A Portfolio will write call options only if they are "covered" and put options only if they are secured. A call written by a Portfolio will be considered covered if a Portfolio owns short term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its Custodian Bank cash or liquid high grade debt securities equal at all times to the aggregate exercise price of the put.

    As in the case of other types of options, the holder of an option on foreign currency is required to pay a one time, non refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

    Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the Commission or commodities exchanges regulated by the Commodity Futures Trading Commission.

    A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

    The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker referred to as "variation margin" are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

    A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

    A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position, in the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

    An option becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

CREDIT DEFAULT SWAPS

    The Core Focus Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, The Intermediate Fixed Income Portfolio and The High-Yield Bond Portfolio may enter into credit default swap ("CDS") contracts to the extent consistent with each Portfolio's investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the "purchaser of protection") transfers to another party (the "seller of protection") the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. A Portfolio might use CDS contracts to limit or to reduce the risk exposure of the Portfolio to defaults of the issuer or issuers of the Portfolio's holdings (i.e., to reduce risk when the Portfolio owns or has exposure to such securities). A Portfolio also might use CDS contracts to create or vary exposure to securities or markets.

    CDS transactions may involve general market, illiquidity, counterparty and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of a Portfolio's investments in the CDS contracts will be limited to 15% (10% for the Intermediate Fixed Income Portfolio) of the Portfolio's total net assets. As the purchaser or seller of protection, a Portfolio may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

    As the seller of protection in a CDS contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring or agreed upon event (each of these events is a "Credit Event"). If a Credit Event occurs, a Portfolio generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contact, a Portfolio would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, a Portfolio would have credit exposure to the reference security (or basket of securities). A Portfolio will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

    As the purchaser of protection in a CDS contract, a Portfolio would pay a premium to the seller of protection. In return, a Portfolio would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Portfolio if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

    If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

    Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Portfolio to terminate the CDS contract.

    Counterparty risk. A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Portfolio's potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, a Portfolio's potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur. CDS contracts do not involve the delivery of collateral to support each party's obligations; therefore, a Portfolio will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that a Portfolio would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. A Portfolio thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


    The foreign investments made by The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The Emerging Markets, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios present currency considerations which pose special risks, as described in the Prospectus.


    Although these Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

    A Portfolio may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other
currencies in which the transaction will be consummated.   By entering into a
forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

    For example, when the investment advisor believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

    The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Portfolios may also engage in currency "cross hedging" when, in the opinion of the investment advisors, as appropriate, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

    At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize gain or loss from currency transactions.

    With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

    It is impossible to forecast the market value of Portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

BRADY BONDS (THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO AND THE EMERGING MARKETS PORTFOLIO)

    The Global Fixed Income, The International Fixed Income and The Emerging Markets Portfolios may invest, within the limits specified in the related Prospectus, in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment advisor to the Portfolios believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

    Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

OPTIONS ON SECURITIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE MID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE CORE PLUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO AND THE ALL-CAP GROWTH EQUITY PORTFOLIO)

    In order to remain fully invested, and to reduce transaction costs, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Core Plus Fixed Income, The Core Focus Fixed Income, The Intermediate Fixed Income, The Emerging Markets, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity Portfolios may, to the limited extent identified in the related Prospectus, use futures contracts, options on futures contracts and options on securities and may enter into closing transactions with respect to such activities. The Portfolios may only enter into these transactions for hedging purposes, if it is consistent with the Portfolios' investment objectives and policies. The Portfolios will not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolios' assets, or 20% of The Real Estate Investment Trust Portfolios' total assets.


OPTIONS


    The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Core Plus Fixed Income, The Core Focus Fixed Income, The Intermediate Fixed Income, The Emerging Markets, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity Portfolios may purchase call options, write call options on a covered basis, purchase put options and write put options. Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

    The Portfolios may invest in options that are either exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities. The Mid-Cap Growth Equity Portfolio will not invest more than 10% of its assets in illiquid securities, and The Large-Cap Growth Equity, The Real Estate Investment Trust, The Core Plus Fixed Income, The Core Focus Fixed Income, The Intermediate Fixed Income, The Emerging Markets, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity Portfolios will not invest more than 15% of their respective assets in illiquid securities.


    A. COVERED CALL WRITING-- The Portfolios may write covered call options from time to time on such portion of their securities as the investment advisor determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity. A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period. The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

    During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

    With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

    Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

    The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

    If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

    The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

    The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security which they might otherwise wish to sell, or deliver a security they would want to hold. Options written by the Portfolios will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

    B. PURCHASING CALL OPTIONS-- The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

    The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

    Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.

    C. PURCHASING PUT OPTIONS --The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. The Mid-Cap Growth Equity, The Real Estate Investment Trust and The Core Plus Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.

    A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date. Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Portfolio will lose the value of the premium paid. The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

    The Portfolios may sell a put option purchased on individual portfolio securities. Additionally, the Portfolios may enter into closing sale transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

    D. WRITING PUT OPTIONS --A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Portfolio to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the investment advisor wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security. In such event, a Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

    Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.


OPTIONS ON STOCK INDICES

    The Large-Cap Growth Equity, The Emerging Markets, The Core Plus Fixed Income, The Core Focus Fixed Income, The Intermediate Fixed Income, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity Portfolios may acquire options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

    Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

    A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

    A Portfolio's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which the price moves in the Portfolio's securities. Since a Portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

    Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Portfolio's ability effectively to hedge its
securities.   A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

    A Portfolio will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.


FUTURES AND OPTIONS ON FUTURES


    Consistent with the limited circumstances under which The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Emerging Markets, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios will use futures, the Portfolios may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Portfolio enters into a futures transaction, it must deliver to the futures commission merchant selected by the Portfolio an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Portfolio's Custodian Bank. Thereafter, a "variation margin" may be paid by the Portfolio to, or drawn by the Portfolio from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.


    Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

    With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

    The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

    If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio's securities against the risk of rising interest rates.

    To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Portfolio is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Portfolio had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.

    Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


    In order to remain fully invested, to facilitate investments in portfolio securities and to reduce transaction costs, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Emerging Markets, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios' investment objectives and policies and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities, in the aggregate, exceed 25% of the Portfolios' assets.


    Additionally, The International Fixed Income, and The Emerging Markets Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with its investments.


    The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Emerging Markets, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may enter into contracts for the purchase or sale for future delivery of securities. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.


    The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

    Foreign currency futures contracts operate similarly to futures contracts concerning securities. When The International Fixed Income, The Emerging Markets Portfolio sells a futures contract on a foreign currency, it is obligated to deliver that foreign currency at a specified future date. Similarly, a purchase by the Portfolio gives it a contractual right to receive a foreign currency. This enables the Portfolio to "lock in" exchange rates. The Portfolios may also purchase and write options to buy or sell futures contracts in which the Portfolio's may invest and enter into related closing transactions. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

    To the extent that interest or exchange rates move in an unexpected direction, the Portfolio may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market would prevent the Portfolio from closing out its positions relating to futures.

SWAPS, CAPS, FLOORS AND COLLARS (THE INTERMEDIATE FIXED INCOME AND THE CORE PLUS FIXED INCOME PORTFOLIOS)

    The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may enter into interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date. The
Portfolios intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Portfolios may each be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

    A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Portfolios believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to their borrowing restrictions. No Portfolio will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moodys or is determined to be of equivalent credit quality by the Manager. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

ASSET-BACKED SECURITIES (THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE CORE FOCUS FIXED INCOME PORTFOLIO AND THE CORE PLUS FIXED INCOME PORTFOLIO)

    The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may each invest a portion of their assets in asset-backed securities. All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (e.g., BBB by S&P or Baa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the Portfolio to pay the debt service on the debt obligations issued.

    The rate of principal payment on asset, The Core Plus Fixed Income principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many case, ever, established and other risks which may be peculiar classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

    Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

    Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.


HIGH-YIELD, HIGH RISK SECURITIES


    The Large-Cap Growth Equity, The International Fixed Income, The Global Fixed Income, The Core Plus Fixed Income and The All-Cap Growth Equity Portfolios may invest up to 5%, 5%, 5%, 30%, 30% and 5%, respectively, of its assets in high risk, high-yield fixed-income securities of foreign governments, including, within specified limitations, so called Brady Bonds. The Emerging Markets Portfolio may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high-yield, high risk securities, including Brady Bonds.


    The high-yield Bond Portfolio invests primarily in securities rated B- or higher by S&P or B3 or higher by Moody's or, if unrated, judged to be of comparable quality by the investment advisor. See "APPENDIX A -- RATINGS" to this SAI for more rating information.

    High-yield, high risk bonds are considered to be of poor standing and predominantly speculative and entail certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The High-Yield Bond Portfolio's investment advisor intends to maintain an adequately diversified portfolio of these bonds. Investments in high-yield bonds by other Portfolios is limited as discussed herein and in the Prospectus. While diversification and limiting the percentage of the Portfolio that can be invested in such bonds can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification or limitation will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

    Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

    The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the respective Portfolios' net asset values per share.

    Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During the economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, adversely affect the value of outstanding bonds, adversely affect the liquidity of such bonds, and/or adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Portfolio's net asset value.

    In addition, if, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

    Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

    Finally, there are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchase of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Portfolio to attain its investment objective.


CONVERTIBLE DEBT AND NON-TRADITIONAL EQUITY SECURITIES


    A portion of The Large-Cap Growth Equity, The high-yield Bond, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The International Equity and The All-Cap Growth Equity Portfolios' assets may be invested in convertible debt securities of issuers in any industry, and The
Real Estate Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible debt securities provide a fixed income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Large-Cap Growth Equity Portfolio, The All-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio may invest in convertible securities without reference to such securities' investment grade rating because it invests in such securities primarily for their equity characteristics.

    The Large-Cap Growth Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets and The All-Cap Growth Equity Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

    The Large-Cap Growth Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets and The All-Cap Growth Equity Portfolios may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.


REITS

    The Real Estate Investment Trust Portfolios' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.


    REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.


DEPOSITARY RECEIPTS


    The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Mid-Cap Growth Equity, The All-Cap Growth Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income and The Emerging Markets Portfolios may invest in sponsored and unsponsored ADRs. Such ADRs that The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity Portfolio and The Real Estate Investment Trust Portfolios may invest in will be those that are actively traded in the United States.


    In conjunction with their investment in foreign securities, The Large-Cap Growth Equity, The All-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios may also invest in sponsored and unsponsored European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, The Small-Cap Growth Equity, The Small-Cap Growth II Equity and The Smid-Cap Growth Equity Portfolios may invest in sponsored and unsponsored GDRs subject to their 10% limit on investments in foreign securities.

    ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over the counter market. EDRs and GDRs traded in the over the counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.


REPURCHASE AGREEMENTS

While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

    The funds in the Delaware Investments family, including Pooled Trust, have obtained an exemption from the joint transaction prohibitions of Section 17(d) of the 1940 Act to allow such funds jointly to invest cash balances. Each Portfolio may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.


    A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security. If bankruptcy proceedings are commenced with respect to the seller a Portfolio's realization upon the collateral may be delayed or limited. Each Portfolio will limit its investment's in repurchase agreements to those which its respective investment advisor, under the guidelines of the Board of Trustees, as applicable, determines to present minimal credit risks and which are of high quality. In addition, a Portfolio must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements which is monitored on a daily basis. The term of these agreements is usually from overnight to one week and never exceeds one year. The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Large Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Labor Select International Equity, The Emerging Markets, The All-Cap Growth Equity, The Core Focus Fixed Income, The High-Yield Bond and The International Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.



PORTFOLIO LOAN TRANSACTIONS

    Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

    It is the understanding of Pooled Trust that the staff of the Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Pooled Trust from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; 3) a Portfolio must be able to terminate the loan after notice, at any time; 4) a Portfolio must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Portfolio may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Board of Trustees of Pooled Trust knows that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

    The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the respective investment advisor, under the supervision of the Board of Trustees as applicable, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment advisor.


RESTRICTED AND RULE 144A SECURITIES

    Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A Securities are traded among qualified institutional investors. While maintaining oversight, the Board of Trustees, as applicable, has delegated to the respective investment advisor the day to day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of net assets) on investments in illiquid assets. The Boards have instructed the respective investment advisor to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers;
(iii) whether at least two dealers are making a market in the security; and
(iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

    Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees, as applicable, and the respective investment advisor will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its net assets in illiquid securities. If an investment advisor determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the investment advisor will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

    Each Portfolio may purchase privately-placed securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Portfolio obtaining a less favorable price on a resale.


U.S. GOVERNMENT SECURITIES

    The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see "INVESTMENT RESTRICTIONS" and the Prospectus of the Portfolios for additional information), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

    U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

    Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

    An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home

Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.


MORTGAGE-BACKED SECURITIES

    The Real Estate Investment Trust, The Core Focus Fixed Income, The Core Plus Fixed Income, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, GNMA certificates. Such securities differ from other fixed income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

    The Portfolios also may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the Commission to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

    The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

    Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

    Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

    Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% or 15%, as applicable, of a Portfolio's net assets.

    CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Each of the Portfolios may invest in such private-backed securities but, the Portfolios, other than The Intermediate Fixed Income Portfolio, will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

    The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called non agency mortgage backed securities.
Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.


SHORT-TERM INVESTMENTS

    The short-term investments in which The Large-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Core Plus Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The High-Yield Bond, The Emerging Markets, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity Portfolios may invest include:


    (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the net assets of a Portfolio, in the case of The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Global Fixed Income and The International Fixed Income Portfolios, and 15% of the net assets of a Portfolio, in the case of The Large-Cap Growth Equity, The Core Plus Fixed Income, The Core Focus Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Emerging Markets, The High-Yield Bond, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity and The All-Cap Growth Equity Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


    A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

    (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

    (3) Short-term corporate obligations with the highest quality rating by a nationally recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

    (4)  U.S. government securities (see "U.S. Government Securities"); and

    (5)  Repurchase agreements collateralized by securities listed above.

    (6) And in the case of The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios, bank deposits held by or at the Portfolio's Custodian Bank or one of its sub-custodians.


INVESTMENT COMPANY SECURITIES

    Any investments that the Portfolios make in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Portfolios may not (1) own more than 3% of the voting stock of another investment company; and (2) invest more than 5% of the Portfolio's total assets in the shares of any one investment company; nor, (3) invest more than 10% of the Portfolio's total assets in shares of other investment companies. These percentage limitations also apply to the Portfolio's investments in unregistered investment companies.


ZERO COUPON AND PAY-IN-KIND BONDS

    Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolios authorized to invest in them. Investments in zero coupon or PIK bonds would require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow. These rules could affect the amount, timing and tax character of income distributed to you by the Portfolio.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Portfolio will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.


WARRANTS

    The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Emerging Markets and The All-Cap Growth Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


CONCENTRATION

    In applying a Portfolio's policies on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


ACCOUNTING AND TAX ISSUES


    When The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The All-Cap Growth Equity Portfolio, The Core Focus Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio or The Smid-Cap Growth Equity Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Portfolio's assets and liabilities as an asset and as an equivalent liability.


    In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security on foreign currency and the proceeds from such sale are increased by the premium originally received.

    The premium paid by a Portfolio for the purchase of a put option is reported in the section of the Portfolio's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.


OPTIONS ON CERTAIN STOCK INDICES

    Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


OTHER TAX REQUIREMENTS

    Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the

"Code"). As a regulated investment company, a Portfolio generally pays no Federal income tax on the income and gains it distributes.

    The Trustees reserve the right not to maintain the qualification of a Portfolio as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Portfolio would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Portfolio's earnings and profits.

    In order to qualify as a regulated investment company for federal income tax purposes, each Portfolio must meet certain specific requirements, including:

    (i) Each Portfolio must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of a Portfolio's total assets, and, with respect to 50% of a Portfolio's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of a Portfolio's total assets or 10% of the outstanding voting securities of the issuer. For purposes of the tax diversification test under Subchapter M of the Internal Revenue Code, repurchase agreements constitute securities and are not considered to be cash or cash items;

    (ii) Each Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

    (iii) Each Portfolio must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

    The Code requires each Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its net capital gain earned during the 12 month period ending October 31 and 100% of any undistributed amounts in the prior year, by December 31 of each year in order to avoid federal excise tax. However, the Federal excise tax will not apply to a Portfolio in a given calendar year, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. If for any year a Portfolio did not meet this exception, then the Portfolio intends to, as a matter of policy, declare and pay sufficient dividends in December or January (which are treated as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

    When a Portfolio holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Portfolio (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

    Under a rule relating to "Constructive Sale Transactions", a Portfolio must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Portfolio generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract with respect to same or substantially identical property; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.


INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES

    Certain of the Portfolios are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Portfolio:

    Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Portfolio accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Portfolio actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Portfolio.

    If a Portfolio's Section 988 losses exceed a Portfolio's other net investment company taxable income during a taxable year, a Portfolio generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Portfolio shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Portfolio shares will be treated as capital gain to you.

    A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Portfolio's income dividends paid to you.

    Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains, when distributed, are taxable to you as ordinary income, and any losses reduce a Portfolio's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares of a Portfolio. Any return of capital in excess of your basis, however, is taxable as a capital gain.

    INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES-- The Portfolios may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives an "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Portfolio to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Portfolio held the PFIC shares. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Portfolio. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Portfolio distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

    A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Portfolio's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Portfolio would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Portfolio were to make this second PFIC election, tax at the Portfolio level under the PFIC rules generally would be eliminated.

    The application of the PFIC rules may affect, among other things, the amount of tax payable by a Portfolio (if any), the amounts distributable to you by a Portfolio, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

    You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Portfolio acquires shares in that corporation. While a Portfolio will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

    Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Portfolio, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Portfolio's income available for distribution to you, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.


TRADING PRACTICES AND BROKERAGE


    The investment advisor or sub-advisor of each Portfolio, as the case may be, selects brokers or dealers to execute transactions on behalf of a Portfolio for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where securities either are purchased directly from the dealer or are sold to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the investment advisor or sub-advisor pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, Pooled Trust pays a minimal share transaction cost when the transaction presents no difficulty.

    The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

    Securities transactions for The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, The International Fixed Income, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios may be effected in foreign markets which may not allow negotiation of commissions or where it is customary to pay fixed rates.


    During the fiscal years ended October 31, 2002, 2003 and 2004, the aggregate dollar amounts of brokerage commissions paid by the Portfolios listed below amounted to the following:

                                                     2004      2003      2002
                                                 --------  --------  --------


The Large-Cap Growth Equity Portfolio1                N/A       N/A       N/A
The Large-Cap Value Equity Portfolio              $50,192   $84,882  $172,878
The Mid-Cap Growth Equity Portfolio               $53,954   $22,803    $8,711
The International Equity Portfolio               $771,258  $280,537  $225,271
The Global Fixed Income Portfolio                     N/A       N/A       N/A
The Labor Select International Equity Portfolio  $253,861  $158,535   $81,590
The Real Estate Investment Trust Portfolio       $603,226  $720,247  $810,489
The Emerging Markets Portfolio                   $577,556  $751,668  $243,616
The Small-Cap Growth Equity Portfolio            $249,170  $158,127   $74,550
The Small-Cap Growth II Equity Portfolio2          $7,769       N/A       N/A
The Smid-Cap Growth Equity Portfolio3                 N/A       N/A       N/A
The Real Estate Investment Trust Portfolio II     $64,327   $83,216   $57,080
The Intermediate Fixed Income Portfolio            $2,627    $1,906       N/A
The High-Yield Bond Portfolio                         $51       N/A       N/A
The Core Plus Fixed Income Portfolio4              $1,832    $1,873       N/A
The Core Focus Fixed Income Portfolio5                N/A       N/A       N/A
The International Fixed Income Portfolio              N/A       N/A       N/A
The All-Cap Growth Equity Portfolio               $19,510   $28,563   $34,268


1      The Portfolio did not commence operations until the date of this Part B.
2      Commenced operations on December 1, 2003.
3      Commenced operations on December 1, 2004.
4      Commenced operations on June 28, 2002.
5      Commenced operations on July 1, 2004.

    The investment advisors or sub-advisors may allocate out of all commission business generated by all of the Portfolios and accounts under management by them, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment advisors or sub-advisors in connection with their investment decision-making process with respect to one or more funds and accounts they manage, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

    During the fiscal year ended October 31, 2004, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

                                                   PORTFOLIO    BROKERAGE
                                                 TRANSACTIONS  COMMISSIONS
                                                    AMOUNTS      AMOUNTS
                                                 ------------  -----------
The Large Cap Value Equity Portfolio              $11,659,636    $14,938
The Mid-Cap Growth Equity Portfolio               $12,320,961    $18,622
The International Equity Portfolio                $71,849,224    $116,834
The Labor Select International Equity Portfolio   $22,110,269    $35,374
The Real Estate Investment Trust Portfolio       $162,672,543    $296,990
The Emerging Markets Portfolio                       $-0-          $-0-
The Small-Cap Growth Equity Portfolio             $27,970,327    $43,760
The Small-Cap Growth II Equity Portfolio1          $398,784        $745
The Smid-Cap Growth Equity Portfolio2                 N/A          N/A
The Real Estate Investment Trust Portfolio II     $18,636,829    $33,526
The Intermediate Fixed Income Portfolio               N/A          N/A
The High-Yield Bond Portfolio                         N/A          N/A
The Core Plus Fixed Income Portfolio                  N/A          N/A
The Core Focus Fixed Income Portfolio3                N/A          N/A
The Global Fixed Income Portfolio                     N/A          N/A
The International Fixed Income Portfolio              N/A          N/A
The All-Cap Growth Equity Portfolio               $4,542,236      $6,129


1 Commenced operations on December 1, 2003.
2 Commenced operations on December 1, 2004.
3 Commenced operations on July 1, 2004.

    As provided under the Securities Exchange Act of 1934 and each Portfolio's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/ dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Pooled Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the investment advisors or sub-advisors which constitute in some part brokerage and research services used by the investment advisors or sub-advisors in connection with their investment decision making process and constitute in some part services used by them in connection with administrative or other functions not related to their investment decision making process. In such cases, the investment advisors or sub-advisors will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision making process.

    Combined orders for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the investment advisors or sub-advisors and the Board of Trustees of Pooled Trust that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

    Consistent with NASDRsm Regulation, Inc. (the "NASDRsm") rules, and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.



PORTFOLIO TURNOVER

    Portfolio turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by a Portfolio. A turnover rate of 100% would occur, for example, if all the investments in a Portfolio's securities at the beginning of the year were replaced by the end of the year. Portfolio trading will be undertaken principally to accomplish each Portfolio's objective in relation to anticipated movements in the general level of interest rates. A Portfolio is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act. A Portfolio will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Portfolio's investment objective.

    The degree of portfolio activity may affect brokerage costs and other transaction costs of a Portfolio and taxes payable by a Portfolio's shareholders. In investing for capital appreciation, a relevant Portfolio may hold securities for any period of time. Portfolio turnover will also be increased by The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, either of The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Smid-Cap Growth Equity Portfolio and The All-Cap Growth Equity Portfolio, if the Portfolio writes a large number of call options which are subsequently exercised. To the extent a Portfolio realizes gains on securities held for less than one year, such gains are taxable to the shareholder subject to tax or to a Portfolio at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Portfolio shares. High portfolio turnover involves correspondingly greater brokerage costs and other transaction costs and may affect taxes payable by shareholders that are subject to federal income taxes.


    The Large Cap Value Equity, The International Equity, The Labor Select International Equity, The Global Fixed Income, The Emerging Markets, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity and The Real Estate Investment Trust Portfolios have generally had portfolio turnover rates below 100%. The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The International Fixed Income, The Intermediate Fixed Income, The High-Yield Bond, The Core Focus Fixed Income, The Core Plus Fixed Income and The All-Cap Growth Equity Portfolios may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The High-Yield Bond, The Core Focus Fixed Income, The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios are expected to experience portfolio turnover rates significantly in excess of 100%. The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Portfolio during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


    The portfolio turnover rates of the following Portfolios for the past two fiscal years were as follows:

                                                   OCTOBER 31, 2004  OCTOBER 31, 2003
                                                   ----------------  ----------------
The Large-Cap Growth Equity1                              N/A               N/A
The Large Cap Value Equity Portfolio                      67%               68%
The Mid-Cap Growth Equity Portfolio                      113%              111%
The International Equity Portfolio Original Class         9%                6%
The Global Fixed Income Portfolio                         55%               95%
The Labor Select International Equity Portfolio           6%                10%
The Real Estate Investment Trust Portfolio                43%               48%
The Intermediate Fixed Income Portfolio                  322%              436%
The High-Yield Bond Portfolio                            391%              597%
The International Fixed Income Portfolio                  57%              112%
The Emerging Markets Portfolio                            36%               69%
The Small-Cap Growth Equity Portfolio                     67%               47%
The Small-Cap Growth II Equity Portfolio2                 75%               N/A
The Smid-Cap Growth Equity Portfolio3                     N/A               N/A
The Real Estate Investment Trust Portfolio II             52%               69%
The Core Plus Fixed Income Portfolio                     709%              569%
The Core Focus Fixed Income Portfolio4                   914%               N/A
The All-Cap Growth Equity Portfolio                       99%               90%


1 The Portfolio did not commence operations until the date of this Part B. 2 Commenced operations on December 1, 2003.
3 Commenced operations on December 1, 2003.
4 Commenced operations on July 1, 2004.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO, ORIGINAL CLASS OF THE INTERNATIONAL EQUITY PORTFOLIO AND ALL OTHER PORTFOLIOS)

    Each Portfolio has adopted a policy generally prohibiting providing portfolio holdings to any person until after the Portfolio disseminates its monthly statement to shareholders. We provide a list of each Portfolio's holdings on the shareholder's monthly statement, and then afterwards portfolio holdings information will be made available to the public who can get such information via phone by calling 1-800-231-8002.

    Other entities are generally treated similarly and are not provided with a Portfolio's holdings information in advance of when they are generally available to the public. Third-party service providers and affiliated persons of a Portfolio are provided with the Portfolio's holdings only to the extent necessary to perform services under agreements relating to the Portfolios.

    Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with a Portfolio or Delaware may receive portfolio holdings information more quickly than described above. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Portfolio shares or in shares of the Portfolio's securities holdings). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Portfolio, Delaware nor any affiliate receive any compensation or consideration with respect to these agreements.

    Non-Disclosure Agreements must be approved by a member of Delaware's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Portfolio's Chief Compliance Officer prior to such use.

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

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION (DELAWARE REIT FUND A,B,C, INSTITUTIONAL AND R CLASSES OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

The Portfolio has adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of each Portfolio's portfolio holdings monthly, with a thirty day lag, on the Portfolio's website, www.delawarefunds.com. In addition, on a ten-day lag, we also make available a month-end summary listing of the number of each Portfolio's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Portfolios. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 1-800-523-1918.

Other entities, including institutional investors and intermediaries that distribute the Portfolios' shares, are generally treated similarly and are not provided with the Portfolio's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of each Portfolio are provided with the Portfolios' portfolio holdings only to the extent necessary to perform services under agreements relating to the Portfolio.

Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Portfolio or Delaware may receive portfolio holdings information more quickly than the thirty day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Portfolio shares or in shares of each Portfolio's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Portfolios, Delaware nor any affiliate receive any compensation or consideration with respect to these agreements.

Non-Disclosure Agreements must be approved by a member of Delaware's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Portfolio's Chief Compliance Officer prior to such use.


PURCHASING SHARES

    Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for each Portfolio's shares. See the related Prospectus for information on how to invest. Pooled Trust reserves the right to suspend sales of Portfolio shares, and reject any order for the purchase of Portfolio shares if in the opinion of management such rejection is in the Portfolio's best interest.

    Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio or for any Portfolio in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained on behalf of Pooled Trust. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Pooled Trust for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Portfolios for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

PURCHASING SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO, ORIGINAL CLASS OF THE INTERNATIONAL EQUITY PORTFOLIO AND ALL OTHER PORTFOLIOS)

    Shares of each Portfolio are sold on a continuous basis directly to institutions and high net worth individuals at net asset value as described more fully in the related Prospectus. In addition, for purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.75% of the dollar amount invested is generally charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds. In lieu of paying that fee, an investor in The Emerging Markets Portfolio may elect, subject to agreement by the Portfolio, to invest by a contribution of in kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply. Investors should refer to the related Prospectus for more details on purchase reimbursement fees. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The minimum initial investment for a shareholder is $1,000,000 in the aggregate across all Portfolios of Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for Pooled Trust has been satisfied. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The Emerging Markets Portfolio and The International Equity Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of Delaware to make investments in the Portfolios by a contribution of securities in kind to such Portfolios.

PURCHASING SHARES (DELAWARE REIT FUND A, B, C, INSTITUTIONAL AND R CLASSES OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

    The minimum initial investment generally is $1,000 for Delaware REIT Fund A Class, B Class and C Class. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors, trustees and employees of any Delaware Investments fund, the investment advisor or any of the investment advisor's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Class, but certain eligibility requirements must be satisfied.

    Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See "INVESTMENT PLANS" for purchase limitations applicable to retirement plans. Pooled Trust will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

    Selling dealers are responsible for transmitting orders promptly. Pooled Trust reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in The Real Estate Investment Trust Portfolio's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Portfolio can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Portfolio reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

    The Real Estate Investment Trust Portfolio also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Portfolio will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

    The Real Estate Investment Trust Portfolio also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

    The NASDRsm has adopted amendments to its rules relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.

    Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the appropriate Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

    Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year following purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth and fifth years following purchase; and
(v) 1.50% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below.

    Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

    Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See "Plans Under Rule 12b-1" under "PURCHASING SHARES," and "DETERMINING OFFERING PRICE AND NET ASSET VALUE" in this Part B.

    Class R Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

    Class A Shares, Class B Shares, Class C Shares, Institutional Class Shares and Class R Shares represent a proportionate interest in The Real Estate Investment Trust Portfolio's assets and will receive a proportionate interest in that Portfolio's income, before application, as to Class A, Class B, Class C and Class R Shares, of any expenses under that Portfolio's 12b-1 Plans.


ALTERNATIVE PURCHASE ARRANGEMENTS (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

    The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Portfolio with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

    The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

    Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class
R Shares.

    In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC. In comparing Class B Shares to Class R Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the class is subject and the desirability of an automatic conversation feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

    For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolios, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See "Plans Under Rule 12b-1."

    Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."


CLASS A SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

    Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the appropriate Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See "SPECIAL PURCHASE FEATURES -- CLASS A SHARES," below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

    From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.


DEALER'S COMMISSION (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

    As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

    For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE") may be aggregated with those of the Class A Shares of The Real Estate Investment Trust Portfolio. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

    An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.


CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES AND CLASS C SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

    Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE-- CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for the Portfolio Classes for a list of the instances in which the CDSC is waived.

    During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Portfolio. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See "TAXES." Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

    In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

    Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

    Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

    Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See "REDEMPTION AND EXCHANGE."


AUTOMATIC CONVERSION OF CLASS B SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

    Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

    Class B Shares of the Portfolio acquired through a reinvestment of dividends will convert to Class A Shares of the Portfolio pro-rata with Class B Shares not acquired through dividend reinvestment. If the Class B Shares of the Portfolio have been exchanged for Class B Shares of Delaware Group Cash Reserve Fund, the Delaware Cash Reserve Fund Class B Shares will convert into Delaware Cash Reserve Fund Consultant Class Shares rather than Delaware Cash Reserve
Fund A Class Shares. In the case of exchanges into other Delaware Investments funds, Class B Shares will be converted into Class A Shares of the same fund.

    All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See "TAXES."


LEVEL SALES CHARGE ALTERNATIVE -- CLASS C SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

    Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

    Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

    Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B, even after the exchange. See "REDEMPTION AND EXCHANGE."


PLANS UNDER RULE 12B--1 (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

    Pursuant to Rule 12b-1 under the 1940 Act, Pooled Trust has adopted a separate plan for each of the Class A Shares, the Class B Shares, the Class C Shares and the Class R Shares of The Real Estate Investment Trust Portfolio (the "Plans"). Each Plan permits the relevant Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

    The Plans permit each Portfolio, pursuant to the Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such class. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing out of the Distributor's own assets the commission costs to dealers with respect to the initial sale of such shares.

    In addition, the Portfolio may make payments out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

    The maximum aggregate fee payable by The Real Estate Investment Trust Portfolio under the Plans, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.30% of Class A Shares' average daily net assets for the year of Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. Pooled Trust's Board of Trustees may reduce the amounts payable under each Plan at any time. Pursuant to Board action, the maximum aggregate fee currently payable by Class A Shares of The Real Estate Investment Trust Portfolio is 0.25%.

    All of the distribution and service expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

    From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

    The Plans and the Distribution Agreement have been approved by the Board of Trustees of Pooled Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Pooled Trust and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.

    Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, the Class A Shares, Class B Shares, Class C Shares and Class R Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to the Classes. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Pooled Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Pooled Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

    For the fiscal year ended October 31, 2004, 12b-1 Plan payments from Delaware REIT Fund A Class, B Class, C Class and R Class amounted to $697,156, $776,589, $645,486 and $5,204 respectively. Class R Shares were not available for purchase during this period. Such amounts were used for the following purposes:

                                  DELAWARE REIT FUND  DELAWARE REIT FUND  DELAWARE REIT FUND  DELAWARE REIT FUND
                                        A CLASS             B CLASS             C CLASS             R CLASS

Advertising                                -                   -                   -                   -
Annual/Semi-Annual Reports                 -                $1,078               $974                 $12
Broker Trails                          $697,156            $194,912            $423,000             $4,113
Broker Sales Charges                       -               $422,579            $136,734                -
Dealer Service Expenses                    -                   -                   -                   -
Interest on Broker Sales Charges           -               $104,816             $10,870                -
Commissions to Wholesalers                 -                   -                   -                   -
Promotional-Broker Meetings                -                   -                   -                   -
Promotional-Other                          -                $3,427              $4,084                $5
Prospectus Printing                        -                $3,594              $3,075               $186
Telephone                                  -                   -                   -                   -
Wholesaler Expenses                        -                $46,183             $66,749              $888
Other                                      -                   -                   -                   -

OTHER PAYMENTS TO DEALERS -- CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

    From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of shares of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.


SPECIAL PURCHASE FEATURES -- CLASS A SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

BUYING CLASS A SHARES AT NET ASSET VALUE

    Class A Shares of The Real Estate Investment Trust Portfolio may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

    Current and former officers, trustees/directors and employees of Pooled Trust, any other fund in the Delaware Investments family, Delaware Management Company ("Delaware" or "the Manager"), or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/ dealers may also purchase Class A Shares at net asset value.

    Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the investment advisor or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

    Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Portfolio; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on Retirement Financial Services, Inc.'s proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the investment advisor or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See "GROUP INVESTMENT PLANS" for information regarding the applicability of the Limited CDSC.

    Purchases of Class A Shares at net asset value may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A Share NAV Agreement with respect to such retirement platform.

    Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

    Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Portfolio account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

    Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

    Pooled Trust must be notified in advance that the trade qualifies for purchase at net asset value.

ALLIED PLANS

    Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

    With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See "COMBINED PURCHASES PRIVILEGE," below.

    Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See "INVESTING BY EXCHANGE."

    A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See "CLASS A SHARES," above.

    The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under " REDEMPTION AND EXCHANGE -- WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES" under, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE."

LETTER OF INTENTION

    The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Pooled Trust, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Portfolio and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

    Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Portfolio and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE

    When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates, you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

    The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION

    When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquire those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE

    Holders of Class A Shares and Class B Shares of the Portfolio (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Portfolio or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

    Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of the remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

    A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

    Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

    Investors should consult their financial advisors or the Transfer Agent, which also serves as the Portfolio's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

GROUP INVESTMENT PLANS

    Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares described in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Portfolio in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Portfolio in which they are investing in connection with each purchase. See "RETIREMENT PLANS" under "INVESTMENTS PLANS" for information about retirement plans.

    The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE." Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.


CLASS R SHARES

    Class R Shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class Shares to participants.

INSTITUTIONAL CLASS

    The Institutional Class of The Real Estate Investment Trust Portfolio is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the investment advisor or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the investment advisor or its affiliates and those having client relationships with Delaware Investment Advisors, an affiliate of the investment advisor, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; and (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans").

    Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

REINVESTMENT PLAN/OPEN ACCOUNT

    Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits or returns of capital, if any, will be automatically reinvested in additional shares of the respective A, B or C Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions on Institutional Class Shares are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

    Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Institutional Class Shares and Class R Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE INVESTMENTS FAMILY OF FUNDS

    Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in Delaware Investments, including the Portfolio, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Portfolio in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

    Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Portfolio, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class B Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

    Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.


INVESTING BY EXCHANGE

    If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Portfolio. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Portfolio's Prospectus. See "REDEMPTION AND EXCHANGE" for more complete information concerning your exchange privileges.

    Holders of Class A Shares of the Portfolio may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Portfolio or of any other fund in the Delaware Investments family. Holders of Class B
Shares of the Portfolio are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds.
Similarly, holders of Class C Shares of the Portfolio are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Portfolio and Class C Shares of the Portfolio acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Portfolio acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Portfolio. Holders of Class R Shares of the Portfolio are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

    Permissible exchanges into Class A Shares of the Portfolio will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Portfolio will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.


INVESTING PROCEEDS FROM ELIGIBLE 529 PLANS

    The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the

Eligible 529 Plan, as described under "INVESTMENT PLANS -- Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.


INVESTING BY ELECTRONIC FUND TRANSFER

    Direct Deposit Purchase Plan--Investors may arrange for the Portfolio to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

    Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Portfolio account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

    This option is not available to participants in the following plans: SAR/ SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                              *    *    *

    Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

    Payments to the Portfolio from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Portfolio may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Portfolio.


DIRECT DEPOSIT PURCHASES BY MAIL

    Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Portfolio accounts. Either Portfolio will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Pooled Trust for proper instructions.


MONEYLINE (SM) ON DEMAND

    You or your investment dealer may request purchases of Class A, B and C Shares by phone using MoneyLine (SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

    It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for this service; however, your bank may charge a fee.


WEALTH BUILDER OPTION

    Shareholders can use the Wealth Builder Option to invest in the Class A Shares, Class B Shares and C Shares through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Class A, B and C Shares may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

    Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Class A, B and C Shares Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

    Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See "REDEMPTION AND EXCHANGE" for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

    This option is not available to participants in the following plans: SAR/ SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.


ASSET PLANNER

    To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

    The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under "INVESTING BY EXCHANGE." Also see "BUYING CLASS A SHARES AT NET ASSET VALUE." The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C and Class R Shares are available through the Asset Planner service. Generally, only shares within the
same class may be used within the same Strategy.   However, Class A Shares of
the Portfolio and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

    An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to the Transfer Agent to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

    Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years. See "INSTITUTIONAL CLASS," above, for additional information on any of the plans and Delaware's retirement services, or call the Shareholder Service Center.


RETIREMENT PLANS

    An investment in the Delaware REIT Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and Roth IRA and Coverdell Education Savings Account.

    Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for a list of the instances in which the CDSC is waived.

    Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

    Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the investment advisor and others that provide services to such Plans.

    Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See "INSTITUTIONAL CLASS," above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

    IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

    Taxable distributions from the retirement plans described below may be subject to withholding.

    Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.


PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS

    Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.


INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

    A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.


IRA DISCLOSURES

    The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.


DEDUCTIBLE AND NON-DEDUCTIBLE IRAS


    An individual can contribute up to $4,000 to his or her IRA each year through 2007. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.

    In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $4,000 in 2005 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

    The annual contribution limits through 2008 are as follows:



Calendar Year  under age 50  age 50 and above
-------------  ------------  ----------------

     2005         $4,000          $4,500
  2006-2007       $4,000          $5,000
     2008         $5,000          $6,000



    Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $4,000 in 2005 through 2007 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $50,000 ($70,000 for taxpayers filing joint returns) for tax years beginning in 2005. A partial deduction is allowed for married couples with AGI greater than $70,000 and less than $80,000, and for single individuals with AGI greater than $50,000 and less than $60,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


    Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as the annual contribution limit and defer taxes on interest or other earnings from the IRAs.

    Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.


CONDUIT (ROLLOVER) IRAS

    Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

    A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

    (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

    (2) Substantially equal installment payments for a period certain of 10 or more years;

    (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

    (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

    (5) A distribution of after-tax contributions which is not includable in income.


ROTH IRAS


    For taxable years beginning after December 31, 1997, non-deductible contributions of up to $4,000 in 2005 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2002 are the same as for a regular IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year before applying the AGI limitation. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000.
Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).


    Distributions that are not qualified distributions are tax free if the taxpayer is withdrawing contributions, not accumulated earnings.

    Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.


COVERDELL EDUCATION SAVINGS ACCOUNTS

    For taxable years beginning after December 31, 1997, a Coverdell Education Savings Account (formerly Education IRA) has been created exclusively for the purpose of paying qualified higher education expenses. Beginning in 2002, the annual contribution that can be made for each designated beneficiary is $2,000 and qualifying expenses will no longer be limited to those related to higher education.

    Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

      The annual contribution limit for a Coverdell Education Savings Account is in addition to the annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell Education Savings Accounts. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.


    The modified AGI limit increased for couples filing jointly to $190,000 for a full contribution through $220,000 for a partial contribution and for singles to $95,000 for a full contribution through $110,000 for a partial contribution. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any individual.


    Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.


    Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher education expenses. In general, tax-free transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 30.



GROUP IRAS OR GROUP ROTH IRAS

    A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Portfolio.

    Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see "CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES AND CLASS C SHARES."

    Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principal residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.


SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

    A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.


SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")

    Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.


PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN

    Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.


DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON PROFIT ORGANIZATIONS ("403(B)(7)")

    Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.


DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")

    Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Portfolio. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.


SIMPLE IRA

    A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.


SIMPLE 401(K)

    A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO AND ALL OTHER PORTFOLIOS

    Orders for purchases of shares of a Portfolio are effected at the net asset value of that Portfolio next calculated after receipt of the order by Pooled Trust as more fully described in the related Prospectus, plus in the case of The Emerging Markets Portfolio, any applicable purchase reimbursement fee equal to 0.75% of the dollar amount invested.

    Net asset value is computed at the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time, on days when the New York Stock Exchange is open and an order to purchase or sell shares of a Portfolio has been received or is on hand, having been received since the last previous computation of net asset value. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.


THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

    Orders for purchases of Class A Shares are effected at the offering price next calculated by The Real Estate Investment Trust Portfolio after receipt of the order by Pooled Trust, its agent or certain other authorized persons. See "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS." Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Portfolio, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly. Orders for purchases of the Real Estate Investment Trust Portfolio Class Shares are effected at the net asset value per share next calculated after receipt of the order by Pooled Trust as more fully described in the related Prospectus.

    The offering price for Class A Shares consists of the net asset value per share plus any applicable front end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

    Each Class will bear, pro-rata, all of the common expenses of The Real Estate Investment Trust Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B, Class C and Class R Shares alone will bear the 12b 1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

                             *    *    *

    The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last

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quoted sale price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available before the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the New York Stock Exchange. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

    U.S. government securities are priced at the mean of the bid and asked price. Corporate bonds and other fixed income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Net asset value includes interest on fixed-income securities, which is accrued daily. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board of Trustees, as applicable.


    The securities in which The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Core Focus Fixed Income, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios, each of which possesses a limited ability to invest in foreign securities) may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as holidays or Saturday). As a result, the net asset value of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.


    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

    An example showing how to calculate the net asset value per share and, in the case of Class A Shares of The Real Estate Investment Trust Portfolio, the offering price per share, is included in the financial statements for the Portfolios, which are incorporated by reference into this Part B.


REDEMPTION AND EXCHANGE

THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO AND ALL OTHER PORTFOLIOS

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    Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

    No charge is made by any Portfolio for redemptions, except that shareholders that redeem shares of The Emerging Markets Portfolio are generally assessed a redemption reimbursement fee of 0.75%. Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in-kind. If a redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any portfolio securities paid or distributed in kind would be valued as described in "DETERMINING OFFERING PRICE AND NET ASSET VALUE." Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage commissions or other transaction costs. Payment for shares redeemed ordinarily will be made within three business days, but in no case later than seven days, after receipt of a redemption request in good order. See "REDEMPTION OF SHARES" in the related Prospectus for special redemption procedures and requirements that may be applicable to shareholders in The Emerging Markets Portfolio, The International Equity Portfolio, The Labor
Select International Equity Portfolio, The Global Fixed Income Portfolio and
The International Fixed Income Portfolio. Under certain circumstances, eligible investors who have an existing investment counseling relationship with an affiliate of Delaware will not be subject to Pooled Trust's in-kind redemption requirements until such time as Pooled Trust receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

    Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which Pooled Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder.

    The value of a Portfolio's investments is subject to changing market prices. Redemption proceeds may be more or less than the shareholder's cost depending upon the market value of the Portfolio's securities. Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or loss, depending upon the price paid and the price received for such shares.

    Each Portfolio also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Portfolio and therefore may be refused.


SMALL ACCOUNTS

    Due to the relatively higher cost of maintaining small accounts, Pooled Trust reserves the right to redeem Portfolio shares in any of its accounts at the then current net asset value if as a result of redemption or transfer a shareholder's investment in a Portfolio has a value of less than $500,000. However, before Pooled Trust redeems such shares and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than $500,000 and will be allowed 90 days from that date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption.

                             *    *    *

    Pooled Trust has available certain redemption privileges, as described below and in the related Prospectus. They are unavailable to shareholders of The Emerging Markets Portfolio, The International Equity Portfolio, The Labor
Select International Equity Portfolio, The Global Fixed Income

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Portfolio and The International Fixed Income Portfolio whose redemptions trigger the special in kind redemption procedures. See the related Prospectus. The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.


EXPEDITED TELEPHONE REDEMPTIONS

    Shareholders wishing to redeem shares for which certificates have not been issued may call Pooled Trust at 800 231-8002 prior to 4 p.m., Eastern time, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed three business days, but no later than seven days, after receipt of the redemption request.

    In addition, redemption proceeds can be transferred to your predesignated bank account by wire or by check by calling Pooled Trust, as described above. The Telephone Redemption Option on the Account Registration Form must have been elected by the shareholder and filed with Pooled Trust before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

    1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the Account Registration Form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is no charge for this service. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder's bank account.

    2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the Account Registration Form. Redemption proceeds will normally be mailed three business days, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it. If expedited payment under these procedures could adversely affect a Portfolio, Pooled Trust may take up to seven days to pay the shareholder.

    To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will normally be made only to the bank account designated on the Account Registration Form. If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.


EXCHANGE PRIVILEGE

    Shares of each Portfolio may be exchanged for shares of any other Portfolio or for the institutional classes of the other funds in the Delaware Investments family. Exchange requests should be sent to Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103-7094 Attn: Client Services.

    Any such exchange will be calculated on the basis of the respective net asset values of the shares involved and will be subject to the minimum investment requirements noted above. There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The Emerging Markets Portfolio. See "EXCHANGE PRIVILEGE" under "SHAREHOLDER SERVICES" in the related Prospectus. The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

    Exchange requests may be made either by mail, facsimile message or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by Pooled Trust for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders. Exchanges into and out of The Emerging Markets Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio shall be subject to the special purchase and

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redemption procedures identified in sections of the related Prospectus entitled
Purchase of Shares and Redemption of Shares.

    For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized. Pooled Trust reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days' written notice to client shareholders.

                             *    *    *

    Neither Pooled Trust, the Portfolios nor any of the Portfolios' affiliates is responsible for any losses incurred in acting upon investor or telephone instructions for purchase, redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions, Pooled Trust will attempt to ensure that reasonable procedures are used to confirm that instructions communicated are genuine (including verification of a form of personal identification) as if it does not, Pooled Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.


CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES AND INSTITUTIONAL CLASS SHARES OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

    YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the Portfolio and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

    Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

    Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Portfolio may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

    In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Portfolio shares from broker/ dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are

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

determined. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The Portfolio and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

    Orders for the repurchase of Portfolio shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

    Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Portfolio or certain other authorized persons (see "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS"); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

    The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

    If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Portfolio will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Portfolio or to the Distributor.

    In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

    Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

    The value of the Portfolio's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Portfolio may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

    Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE," below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year of purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares

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

are redeemed during the fourth or fifth years following purchase; and (v) 1.50% if shares are redeemed during the sixth year following purchase and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See "CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES AND CLASS C SHARES" under "PURCHASING SHARES." Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A, B and C Shares, there may be a bank wiring cost, neither the Portfolio nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

    Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments Family of Funds (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Portfolio, the Portfolio's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Portfolio for a longer period of time than if the investment in New Shares were made directly.


WRITTEN REDEMPTION

    You can write to the Portfolio at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Portfolio require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Portfolio may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

    Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares, Class C Shares or Class R Shares.


WRITTEN EXCHANGE

    You may also write to the Portfolio (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.


TELEPHONE REDEMPTION AND EXCHANGE

    To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

    The Telephone Redemption -- Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Portfolio in which you have your account in writing that you do not wish to have such services available with respect to your account. The Portfolio reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Portfolio by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

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    Neither the Portfolio nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Portfolio or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.
Telephone instructions received by the Class A, B and C Shares are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.


TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD

    THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.


TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK

    Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.


TELEPHONE EXCHANGE

    The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Portfolio, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

    The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Portfolio reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.


MONEYLINE (SM) ON DEMAND

    You or your investment dealer may request redemptions of Class A, B and C Shares by phone using MoneyLine (SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine
(SM) On Demand transactions. See "MONEYLINE (SM) ON DEMAND" under "INVESTMENT PLANS."

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SYSTEMATIC WITHDRAWAL PLANS

    Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Portfolios do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Portfolio's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

    Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

    The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

    Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the investment advisor must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES AND CLASS C SHARES," below.

    An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

    Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Portfolio account to your predesignated bank account through the

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

MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

    The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.


CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE

    For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule:
(1) 1.00% if shares are redeemed during the first year after the purchase; and
(2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

    The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

    Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

    In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.


WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES

    The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed;
(ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see "BUYING CLASS A SHARES AT NET ASSET VALUE" under "PURCHASING SHARES"); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES AND CLASS C SHARES

    The CDSC for Class B and Class C Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

    The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/ 2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.

    The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

    The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pension plans) (i) that purchases shares through a retirement plan alliance program, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully bundled retirement plan services and maintains participant records on its propriety recordkeeping system.

                             *    *    *

    In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

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

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

    The policy of Pooled Trust is to distribute substantially all of each Portfolio's net investment income and any net realized capital gains in the amount and at the times that will avoid any federal income or excise taxes.
All dividends and capital gains distributions of accounts in Delaware REIT Fund Institutional Class shall be automatically reinvested in the Class. For all other Portfolios and Classes of The Real Estate Investment Trust Portfolio, shareholders may elect to receive dividends and capital gains distributions in cash, otherwise, all such dividends and distributions will be automatically reinvested in the Portfolios. The amounts of any dividend or capital gains distributions cannot be predicted.

    All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

    For the fiscal year ended October 31, 2004, the percentage of dividends paid by the following Portfolios qualified for the dividends-received deduction:

The Large-Cap Growth Equity Portfolio1           N/A
The Large-Cap Value Equity Portfolio             100%
The Real Estate Investment Trust Portfolio       N/A
The Mid-Cap Growth Equity Portfolio              0%
The Small-Cap Growth Equity Portfolio            0%
The Small-Cap Growth II Equity Portfolio2        N/A
The Smid-Cap Growth Equity Portfolio3            N/A
The Real Estate Investment Trust Portfolio II    N/A
The International Equity Portfolio               N/A
The Labor Select International Equity Portfolio  N/A
The Emerging Markets Portfolio                   N/A
The Intermediate Fixed Income Portfolio          N/A
The High-Yield Bond Portfolio                    N/A
The Core Plus Fixed Income Portfolio             N/A
The Core Focus Fixed Income Portfolio4           N/A
The Global Fixed Income Portfolio                N/A
The International Fixed Income Portfolio         N/A
The All-Cap Growth Equity Portfolio              0%


       1     The Portfolio did not commence operations until the date of this
             Part B.
       2     Commenced operations on December 1, 2003.
       3     Commenced operations on December 1, 2004.
       4     Commenced operations on July 1, 2004.

    Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders who are subject to tax.

    Each Portfolio is treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

    Each year, Pooled Trust will mail information to investors on the amount and tax status of each Portfolio's dividends and distributions. Shareholders should consult their own tax advisors regarding specific questions as to federal, state or local taxes.

    Each class of shares of The Real Estate Investment Trust Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 plans.


JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 (JAGTRRA)

    On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA). The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).


REDUCTION OF TAX RATE ON DIVIDENDS

    Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

    The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

    The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

    Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.


REDUCTION OF TAX RATE ON CAPITAL GAINS

    Under JAGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

    The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

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

    The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.


BACK-UP WITHHOLDING CHANGES

    Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.


TAXES

    The following supplements the tax disclosure provided in the Prospectuses.

    A Portfolio will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Portfolio shares for a full year, the Portfolio may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Portfolio. Distributions declared in December but paid in January are taxable to you as if paid in December.

    Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

    Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Portfolio on those shares.

    All or a portion of any loss that you realize on the redemption of your Portfolio shares is disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

    If you redeem some or all of your shares in a Portfolio, and then reinvest the redemption proceeds in the Portfolio or in another fund in the Delaware Investments Family of Funds within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Portfolio is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

    A portion of each Portfolio's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to a Portfolio's shareholders, and cannot exceed the gross amount of dividends received by a Portfolio from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Portfolio if the Portfolio was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Portfolio may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Portfolio were debt-financed or held by a Portfolio for less than a minimum period of time, generally 46 days. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

    In addition to the federal taxes described above, distributions and gains by the Portfolios, from the sale or exchange of your shares, generally will be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisors. Non-U.S. investors may be subject to U.S. withholding and estate tax. Each year Pooled Trust will mail to you information on the amount and tax status of each Portfolio's dividends and distribution.

    A Portfolio may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Portfolio is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Portfolio (possibly causing the Portfolio to sell securities to raise the cash for necessary distributions) and/or defer the Portfolio's ability to recognize a loss, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Portfolio.

    See also "OTHER TAX REQUIREMENTS" under "ACCOUNTING AND TAX ISSUES" in this Part B.

FUTURES CONTRACTS AND STOCK OPTIONS


(THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE MID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE EMERGING MARKETS PORTFOLIO, THE CORE PLUS FIXED INCOME PORTFOLIO, THE CORE FOCUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO AND THE SMID-CAP GROWTH EQUITY PORTFOLIO)

    The Large-Cap Growth Equity Portfolio's, The Mid-Cap Growth Equity Portfolio's, The Real Estate Investment Trust Portfolios', The Emerging Markets Portfolio's, The Core Plus Fixed Income Portfolio's, The Core Focus Fixed Income Portfolio's, The Intermediate Fixed Income Portfolio's, The Small-Cap Growth Equity Portfolio's, The Small-Cap Growth II Equity Portfolio's, The Smid-Cap Growth Equity Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish its risk of loss with respect to other positions in a Portfolio will constitute "straddles," which are subject to special tax rules that may cause deferral of the Portfolio's losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Portfolios will limit their activities in options and futures contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


FORWARD CURRENCY CONTRACTS (THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE GLOBAL FIXED INCOME PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE SMID-CAP GROWTH EQUITY PORTFOLIO, THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE CORE FOCUS FIXED INCOME PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO AND THE CORE PLUS FIXED INCOME PORTFOLIO)

    The International Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity, The Smid-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Core Focus Fixed Income Portfolio, The Intermediate Fixed Income Portfolio and The Core Plus Fixed Income Portfolio will be required for federal income tax purposes to recognize any gains and losses on forward currency contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a forward currency contract is considered to be ordinary income or loss. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by these Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.


    Special tax considerations also apply with respect to foreign investments of these Portfolios. For example, certain foreign exchange gains and losses (including exchange gains and losses on forward currency contracts) realized by the Portfolio will be treated as ordinary income or losses.

STATE AND LOCAL TAXES

    Shares of Pooled Trust are exempt from Pennsylvania county personal property tax.


INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

    Delaware Management Company ("Delaware"), 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to all of Pooled Trust's Portfolios, subject to the supervision and direction of Board of Trustees of Pooled Trust. Mondrian Investment Partners Ltd. ("Mondrian"), Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment sub-advisory services to The International Equity, The Labor Select International Equity,
The Emerging Markets, The Global Fixed Income and The International Fixed
Income Portfolios subject to the supervision and direction of Pooled Trust's Board of Trustees.

    Pooled Trust has formally delegated to Delaware and Mondrian (each an "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by each Portfolio. If and when proxies need to be voted on behalf of each Portfolio, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for each Portfolio. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of each Portfolio.

    In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of each Portfolio and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for a Portfolio, ISS will create a record of the vote. Information (if any) regarding how a Portfolio voted proxies relating to portfolio securities during the most recently reported 12-month period ended June 30 is available without charge (i) through Pooled Trust's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

    The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Portfolio.

    As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of a Portfolio. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re- incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products.

    Because Pooled Trust has delegated proxy voting to the Adviser, each Portfolio is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of each Portfolio are voted by ISS in accordance with the Procedures. Because almost all Portfolio proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Portfolio. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Portfolio.

    On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $100.0 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

    The following table contains the dates of the Investment Management Agreements for the Portfolios as well as the dates that they were approved by shareholders.

PORTFOLIO                                        DATE OF AGREEMENT  DATE APPROVED BY
                                                                    SHAREHOLDERS


The Large-Cap Growth Equity Portfolio            December 15, 1999  November 1, 2005**
The Large-Cap Value Equity Portfolio             December 15, 1999  December 15, 1999*
The Mid-Cap Growth Equity Portfolio              December 15, 1999  December 15, 1999*
The International Fixed Income Portfolio         December 15, 1999  December 15, 1999*
The International Equity Portfolio               December 15, 1999  December 15, 1999*
The Global Fixed Income Portfolio                December 15, 1999  December 15, 1999*
The Intermediate Fixed Income Portfolio          December 15, 1999  December 15, 1999*
The Labor Select International Equity Portfolio  December 15, 1999  December 15, 1999*
The Real Estate Investment Trust Portfolio       December 15, 1999  December 15, 1999*
The High-Yield Bond Portfolio                    December 15, 1999  December 15, 1999*
The Emerging Markets Portfolio                   December 15, 1999  December 15, 1999*
The Real Estate Investment Trust Portfolio II    December 15, 1999  December 15, 1999*
The Core Plus Fixed Income Portfolio             December 15, 1999  June 28, 2002*
The Core Focus Fixed Income Portfolio            December 15, 1999  June 28, 2004*
The Small-Cap Growth Equity Portfolio            December 15, 1999  December 15, 1999*
The Small-Cap Growth II Equity Portfolio         December 15, 1999  November 28, 2003*
The Smid-Cap Growth Equity Portfolio             December 15, 1999  December 1, 2004*
The All-Cap Growth Equity Portfolio              December 15, 1999  March 30, 2000*

*  Date approved by the initial shareholder.

** Will be approved by the initial shareholder prior to commencement of operations.

    The Investment Management Agreements for Pooled Trust have an initial term of two years and may be renewed after their initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees, as applicable, or by vote of a majority of the outstanding voting securities of the Portfolios, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Pooled Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of Pooled Trust or by the investment advisor. Each Agreement will terminate automatically in the event of its assignment.

    As compensation for the services to be rendered under their advisory agreements, Delaware is entitled to an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

                    PORTFOLIO                     RATE


The Large-Cap Growth Equity Portfolio             0.55%
The Large-Cap Value Equity Portfolio              0.55%
The Mid-Cap Growth Equity Portfolio               0.75%
The International Equity Portfolio1               0.75%
The Labor Select International Equity Portfolio1  0.75%
The Real Estate Investment Trust Portfolio        0.75% on the first $500 million;
                                                  0.70% on the next $500 million;
                                                  0.65% on the next $1.5 billion;
                                                  0.60% on assets in excess of $2.5 billion
The Real Estate Investment Trust Portfolio II     0.75%
The Intermediate Fixed Income Portfolio           0.40%
The Global Fixed Income Portfolio1                0.50%
The International Fixed Income Portfolio1         0.50%
   The Core Focus Fixed Income Portfolio          0.40%
The High-Yield Bond Portfolio                     0.45%
The Emerging Markets Portfolio1                   1.00%
The Core Plus Fixed Income Portfolio              0.43%
The Small-Cap Growth Equity Portfolio             0.75%
The Small-Cap Growth II Equity Portfolio          0.75%
The Smid-Cap Growth Equity Portfolio              0.75%
The All-Cap Growth Equity Portfolio               0.75%

1 Delaware has entered into sub-advisory agreements with Mondrian with respect to The International Equity, The Labor Select International Equity, The
  Global Fixed Income, The International Fixed Income and The Emerging Markets Portfolios. As compensation for its services as sub-advisor to Delaware, Mondrian is entitled to receive sub-advisory fees from Delaware equal to 0.36% of the average daily net assets of The International Equity Portfolio; 0.30% of the average daily net assets of The Labor Select International
  Equity Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

  Delaware has elected to waive that portion, if any of the annual investment advisory fees payable by a particular Portfolio and to pay a Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, certain insurance costs, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, the following percentages of average daily net assets from the commencement of operations through April 30, 2006 unless otherwise noted:

                   PORTFOLIO

The Large-Cap Growth Equity Portfolio            0.65%
The Large-Cap Value Equity Portfolio             0.68%
The Mid-Cap Growth Equity Portfolio              0.93%
The International Equity Portfolio               N/A(4)
The Labor Select International Equity Portfolio  0.96%
The Real Estate Investment Trust Portfolio       1.10%(1)
The Real Estate Investment Trust Portfolio II    0.86%
The Intermediate Fixed Income Portfolio          0.43%
The Core Focus Fixed Income Portfolio            0.43%
The Global Fixed Income Portfolio                0.60%(2)
The International Fixed Income Portfolio         0.60%(3)
The High-Yield Bond Portfolio                    0.59%
The Emerging Markets Portfolio                   1.55%
The Core Plus Fixed Income Portfolio             0.45%
The Small-Cap Growth Equity Portfolio            0.89%
The Small-Cap Growth II Equity Portfolio         0.92%
The Smid-Cap Growth Equity Portfolio             0.92%
The All-Cap Growth Equity Portfolio              0.89%


(1) With respect to Delaware REIT Fund A Class, Delaware REIT Fund B Class, Delaware REIT Fund C Class, Delaware REIT Fund Institutional Class and the Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Delaware has contracted to waive that portion, if any, of the annual investment advisory fee payable by such classes and to reimburse each class for its expenses to the extent necessary to ensure that the expenses of each class (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions, certain insurance costs, extraordinary expenses) do not exceed, on an annualized basis, 1.15% as a percentage of average net assets during the period March 1, 2002 through February 28, 2005. From March 1, 2001 through February 28, 2002, expenses were capped at 1.10%. From November 11, 1998 through February 28, 2001, expenses were capped at 0.95%. From commencement of operations of the classes through November 11, 1998, expenses were capped at 0.86%.
(2) Mondrian   (formerly  known   as  Delaware   International   Advisers  Ltd.)
    voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The Global Fixed Income Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 1994. Such waiver was modified effective November 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annualized basis,
    0.60%. Delaware voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The Global Fixed Income
    Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses) did not exceed, on an annualized basis, 0.60% as a percentage of average net assets through October 31, 2005.
(3) Mondrian   (formerly  known   as  Delaware   International   Advisers  Ltd.)
    voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The International Fixed Income Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through April 30, 1994. Such waiver for The International Fixed Income Portfolio was modified effective May 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annual basis, 0.60%. Delaware voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The International Fixed Income Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses) did not exceed, on an annualized basis, 0.60% as a percentage of average net assets through October 31, 2005.
(4) Mondrian   (formerly  known   as  Delaware   International   Advisers  Ltd.)
    voluntarily elected to wave that portion, if any, of its annual investment advisory fees and to pay The International Equity Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses) did not exceed, on an annualized basis, 0.96% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 2001. Such waiver for The International Equity
    Portfolio was terminated effective November 1, 2001.

    Investment management fees incurred for the last three fiscal years with respect to each Portfolio follows:

                   PORTFOLIO                     OCTOBER 31, 2004   OCTOBER 31, 2003   OCTOBER 31, 2002

The Large-Cap Growth Equity Portfolio1           N/A                N/A                N/A
The Large-Cap Value Equity Portfolio             $134,221 earned    $220,002 earned    $327,450 earned
                                                 $92,059 paid       $129,794 paid      $288,209 paid
                                                 $42,162 waived     $90,208 waived     $39,241 waived
The Mid-Cap Growth Equity Portfolio              $124,176 earned    $49,332 earned     $19,840 earned
                                                 $120,890 paid      $42,680 paid       $7,174 paid
                                                 $3,286 waived      $6,652 waived      $12,666 waived
The International Equity Portfolio               $7,030,704 earned  $3,650,612 earned  $3,309,081 earned
                                                 $7,030,704 paid    $3,650,612 paid    $3,309,081 paid
                                                 $-0- waived        $-0- waived        $-0- waived
The Global Fixed Income Portfolio                $1,199,723 earned  $1,256,931 earned  $1,397,062 earned
                                                 $1,098,219 paid    $1,138,330 paid    $1,220,768 paid
                                                 $101,504 waived    $118,601 waived    $176,294 waived
The Labor Select International Equity Portfolio  $2,262,509 earned  $1,012,644 earned  $665,857 earned
                                                 $2,262,509 paid    $1,012,148 paid    $665,857 paid
                                                 $-0- waived        $496 waived        $-0- waived
The Real Estate Investment Trust Portfolio       $3,749,245 earned  $2,664,544 earned  $1,647,564 earned
                                                 $3,095,711 paid    $2,106,249 paid    $1,645,599 paid
                                                 $653,534 waived    $558,295 waived    $1,965 waived
The Intermediate Fixed Income Portfolio          $64,617 earned     $12,718 earned     $25,014 earned
                                                 $28,336 paid       $-0- paid          $15,579 paid
                                                 $36,281 waived     $12,718 waived     $9,435 waived
The High-Yield Bond Portfolio                    $17,970 earned     $20,333 earned     $19,638 earned
                                                 $1,414 paid        $3,724 paid        $6,764 paid
                                                 $16,556 waived     $16,609 waived     $12,874 waived
The International Fixed Income Portfolio         $295,827 earned    $203,900 earned    $191,678 earned
                                                 $255,722 paid      $171,120 paid      $163,503 paid
                                                 $40,105 waived     $32,780 waived     $28,175 waived
The Emerging Markets Portfolio                   $4,357,949 earned  $1,626,446 earned  $1,294,941 earned
                                                 $4,357,949 paid    $1,626,446 paid    $1,294,941 paid
                                                 $-0- waived        $-0- waived        $-0- waived
The Real Estate Investment Trust Portfolio II    $335,174 earned    $242,172 earned    $124,453 earned
                                                 $315,698 paid      $231,022 paid      $113,210 paid
                                                 $19,476 waived     $11,150 waived     $11,243 waived
The Core Plus Fixed Income Portfolio2            $70,574 earned     $32,576 earned     $7,450 earned
                                                 $25,055 paid       $3,157 paid        $-0- paid
                                                 $45,519 waived     $29,419 waived     $7,450 waived
The Core Focus Fixed Income Portfolio5           $3,294 earned      N/A                N/A
                                                 $-0- paid
                                                 $3,294 waived
The Small-Cap Growth Equity Portfolio            $834,951 earned    $450,732 earned    $305,234 earned
                                                 $834,951 paid      $445,010 paid      $297,178 paid
                                                 $-0- waived        $5,722 waived      $8,056 waived
The Small-Cap Growth II Equity Portfolio3        $13,565 earned     N/A                N/A
                                                 $1,135 paid
                                                 $12,430 waived
The Smid-Cap Growth Equity Portfolio4            N/A                N/A                N/A
The All-Cap Growth Portfolio                     $50,567 earned     $56,779 earned     $73,696 earned
                                                 $32,691 paid       $47,147 paid       $62,552 paid
                                                 $17,876 waived     $9,632 waived      $11,144 waived


  1 The Portfolio did not commence operations until the date of this Part B. 2 Commenced operations on June 28, 2002.
  3 Commenced operations on December 1, 2003.
  4 Commenced operations on December 1, 2004.
  5 Commenced operations on July 1, 2004.

    On October 31, 2004, the total net assets of Pooled Trust were $3,494,674,616 and are broken down as follows:

The Large-Cap Growth Equity Portfolio1                     $-0-
The Large-Cap Value Equity Portfolio                $15,521,052
The Mid-Cap Growth Equity Portfolio                 $17,696,023
The International Equity Portfolio               $1,266,245,525
The Global Fixed Income Portfolio                  $268,351,957
The Labor Select International Equity Portfolio    $452,413,034
The Real Estate Investment Trust Portfolio         $550,957,392
The Real Estate Investment Trust Portfolio II       $54,629,972
The Intermediate Fixed Income Portfolio             $18,929,896
The High-Yield Bond Portfolio                        $2,703,120
The Emerging Markets Portfolio                     $623,648,689
The International Fixed Income Portfolio            $61,386,189
The Core Plus Fixed Income Portfolio                $35,795,665
The Core Focus Fixed Income Portfolio2               $5,616,425
The Small-Cap Growth Equity Portfolio              $108,043,091
The Small-Cap Growth II Equity Portfolio3            $1,968,102
The Smid-Cap Growth Equity Portfolio4                      $-0-
The All-Cap Growth Equity Portfolio                  $6,726,811


  1 The Portfolio did not commence operations until the date of this Part B. 2 Commenced operations on July 1, 2004.
  3 Commenced operations on December 1, 2003.
  4 Commenced operations on December 1, 2004.

    Delaware is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH").

    Except for the expenses borne by the investment advisors under their respective Investment Management Agreements or Sub-Advisory Agreements and the distributor under the Distribution Agreements, each Portfolio is responsible for all of its own expenses. Among others, these expenses include each Portfolio's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.


DISTRIBUTION AND SERVICE

    The Distributor is located at 2005 Market Street, Philadelphia, PA 19103 and serves as the national distributor for each Portfolio of Pooled Trust under a Distribution Agreement dated November 1, 2001. The Distributor is an affiliate of Delaware and bears all of the costs of promotion and distribution.

    Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Delaware, serves as the financial intermediary wholesaler for each Portfolio of Pooled Trust pursuant to the Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD is primarily responsible for promoting the sale of Portfolio shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

    LFD shall: (i) promote the sale of the Portfolios' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non- regulatory sales and marketing materials related to the Portfolios; and (iii) produce such non-regulatory sales and marketing materials related to the Portfolios. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non- recurring fee equal to the amount shown below:

                                                                            Basis Points on Sales

Retail Mutual Funds (Class A, B and C Shares)                                       0.50%
Merrill Lynch Connect Program                                                       0.25%
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                     0.45%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                               0%


    In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those fund shares sold before the date of this Agreement.

                                                                 Basis Points on Sales

Retail Mutual Funds (including shares of money market funds and
house accounts and shares redeemed within 30 days of purchase)           0.04%
Merrill Lynch Connect Program                                              0%
Registered Investment Advisors and
H.D. Vest Institutional Classes                                          0.04%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith
Barney) and Delaware International Value Equity Fund Class I
Shares                                                                   0.04%


    The fees associated with LFD's services to the Portfolios are borne exclusively by the Distributor and not by the Portfolios.

    Delaware Service Company, Inc., an affiliate of Delaware, is Pooled Trust's shareholder servicing, dividend disbursing and transfer agent for each Portfolio pursuant to a Shareholders Services Agreement dated April 19, 2001. Delaware Service Company, Inc. also provides accounting services to the Portfolio pursuant to the terms of a separate Fund Accounting Agreement. Delaware Service Company, Inc.'s principal business address is 2005 Market Street, Philadelphia, PA 19103. It is also an indirect, wholly owned subsidiary of DMH.

    The Portfolios have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios. For purposes of pricing, a Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

    The business and affairs of Pooled Trust are managed under the direction of its Board of Trustees.


    As of September 30, 2005, no one account held 25% or more of the outstanding shares of Pooled Trust. As of September 30, 2005, the Trustees and Officers of Pooled Trust, as a group, held less than 1% of the shares of each of the Portfolios.

    As of September 30, 2005, management believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio. Management has no knowledge of beneficial ownership.



DELAWARE POOLED TRUST:


PORTFOLIO                    NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT  PERCENTAGE

The Large-Cap Growth Equity  N/A                                                          N/A         N/A
Portfolio
The Large-Cap Value Equity   Jesuit High School of New Orleans                    322,690.630      57.14%
Portfolio                    4133 Banks Street
                             New Orleans, LA 70119-6883
                             Board of Trustees of the Malpas TRS                  115,295.810      20.41%
                             c/o Robert A. Duff
                             911 Fordice Road
                             Lebanon, IN  46052-1938
                             Richard Bland College                                 55,960.810       9.90%
                             Foundation Fund
                             11301 Johnson Road
                             Petersburg, VA 23805-7100
                             The Steak N Shake Company                             31,268.510       5.53%
                             36 South Pennsylvania, Suite 500
                             Indianapolis, IN 46204-3630
The Mid-Cap Growth Equity    UA Plumbers and Steamfitters Local 22              3,275,702.660      65.48%
Portfolio                    3900 Packard Road
                             Niagara Falls, NY 14303-2236
                             Roosevelt University                                 904,215.250      18.07%
                             430 South Michigan Avenue
                             Chicago, IL 60605-1394
                             SEI Private Trust Co. c/o Suntrust                   723,621.310      14.46%
                             FBO: College of William & Mary
                             One Freedom Valley Drive
                             Oaks, PA 19456
The International Equity     Patterson and Company                             25,200,851.990      27.59%
Portfolio                    Mutual Funds
                             1525 West WT Harris Boulevard
                             Charlotte, NC 28262-8522
                             First Union Portfolio Strategies                   9,575,527.670      10.48%
                             Omnibus 1525 West WT Harris Boulevard Charlotte,
                             NC 28262-8522


PORTFOLIO                NAME AND ADDRESS OF ACCOUNT           SHARE AMOUNT  PERCENTAGE

                         Patterson and Company                7,808,578.540       8.55%
                         Portfolio Strategies Omnibus
                         1525 West WT Harris Boulevard
                         Charlotte, NC 28262-8522
The Intermediate Fixed   The Healthcare Foundation of NJ      1,172,813.990      74.27%
Income Portfolio         70 South Orange Avenue, Suite 245
                         Livingston, NJ 07039-4903
                         Freight Drivers & Helpers Local 557    317,046.720      20.07%
                         6650 Belair Road, 2nd Floor
                         Baltimore, MD 21206-1827
The Global Fixed         Dartmouth Hitchcock Master           2,500,413.050       9.97%
Income Portfolio         Group Trust
                         1 Medical Center Drive
                         Lebanon, NH 03756-1000
                         SEI Private Trust Company c/o HSBC   2,140,129.460       8.54%
                         Attn Mutual Fund Adminstrator
                         One Freedom Valley Drive
                         Oaks, PA 19456
                         Dartmouth Hitchcock Master           2,054,302.720       8.19%
                         Investment Program of Pooled
                         Investment Accounts
                         Attn Robin F Mackey -- Finance Dept
                         1 Medical Center Drive
                         Lebanon, NH 03756-1000
                         Fifth Third Bank Trustee for         1,422,342.490       5.67%
                         Steelcase Inc. Retirement Plan
                         Balanced
                         One Wall Street
                         12th Floor
                         New York, NY 10286-0001
The International Fixed  Brockton Retirement Board            1,393,270.750      25.10%
Income Portfolio         15 Christy's Drive
                         Brockton, MA 02301-1813
                         Strafe & Co. FAO Lakeland Hospital   1,335,988.010      24.06%
                         340 South Cleveland Avenue
                         Westerville, OH 43081-8917
                         Coamerica Bank Trustee                 990,201.970      17.83%
                         Oakwood Pension Plan
                         P.O. Box 75000 M/C3446
                         Detroit, MI 48275-0001
                         Strafe & Co.                           463,408.130       8.34%
                         FAO Mercy Memorial Hospital -- DEL
                         Non-Networked
                         P.O. Box 160
                         Westerville, OH 43086-0160


PORTFOLIO                       NAME AND ADDRESS OF ACCOUNT            SHARE AMOUNT  PERCENTAGE

                                Strafe & Co. Non-Networked              417,061.320       7.51%
                                FBO Munson Medical Center
                                Non-Networked
                                P.O. Box 160
                                Westerville, OH 43086-0160
                                Strafe & Co. Non-Networked              280,154.590       5.04%
                                FBO Memorial Healthcare FND
                                Non-Networked
                                P.O. Box 160
                                Westerville, OH 43086-0160
                                Strafe & Co. Non-Networked              278,478.130       5.01%
                                FBO Mercy Hospital Retirement
                                Non-Networked
                                P.O. Box 160
                                Westerville, OH 43086-0160
The Labor Select International  SEIU Pension Plan Master Trust        5,144,614.360      13.96%
Equity Portfolio                1313 L Street NW
                                Washington DC 20005-4101
                                Dingle & Co.                          2,390,404.840       6.48%
                                c/o Comerica Bank
                                P.O. Box 75000
                                Detroit, MI 48275-0001
                                Laborers Pension Fund                 1,947,597.260       5.28%
                                11465 Cermak Road
                                Westchester, IL 60154-5768
                                Maritime Association ILA Pension      1,907,938.590       5.17%
                                Fund 11550 Fuqua
                                Street, Suite 425
                                Houston, TX 77034-4597
Delaware REIT Fund Class A      Charles Schwab & Co.                  1,083,691.770       7.71%
                                Spec Custody Account for the EXCL
                                Benefit of Custs Attn:  Mutual Funds
                                101 Montgomery Street
                                San Francisco, CA 94101-4122
Delaware REIT Fund Class B      MLPF&S for the Sole Benefit             422,558.940      12.07%
                                Of Its Customers
                                Attn:  Fund Administration
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
Delaware REIT Fund Class C      MLPF&S for the Sole Benefit             441,335.940      13.07%
                                Of Its Customers
                                Attn:  Fund Administration
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484


PORTFOLIO                   NAME AND ADDRESS OF ACCOUNT            SHARE AMOUNT  PERCENTAGE

                            Citigroup Global Markets, Inc.          199,581.710       5.91%
                            House Account
                            00109801250
                            Attn:  Peter Booth, 7th Floor
                            333 West 34th Street
                            New York, NY 10001-2402
Delaware REIT Fund Class R  MLPF&S for the Sole Benefit              21,864.000      11.37%
                            Of Its Customers
                            Attn:  Fund Administration
                            4800 Deer Lake Drive East, 2nd Floor
                            Jacksonville, FL 32246-6484
                            Graham Riddle                            18,708.630       9.73%
                            Jeffery M. Schwartz Trustees
                            FBO National Security Research
                            401(k) Plan
                            2231 Crystal Drive, Suite 500
                            Arlington, VA 22202-3722
Delaware REIT Fund          Charles Schwab & Co.                  1,021,923.680      37.61%
Institutional Class         Spec Custody Account for the EXCL
                            Benefit of Custs Attn:  Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA 94101-4122
                            Fidelity Investments Institutional      355,266.730      13.07%
                            Operations Co. FIIOC as Agent
                            For Certain Employee Benefit Plans
                            100 Magellan Way, KW1C
                            Covington, KY 41015-1999
                            RS DMC Employee MPP Plan                206,273.140       7.59%
                            Delaware Management Co.
                            Employee Money Purchase Pension
                            c/o Rick Seidel
                            1818 Market Street
                            Philadelphia, PA 19103-3638
The High-Yield Bond         State Street Bank & Trust FBO           409,939.870      58.20%
Portfolio                   Georgia State University Foundation,
                            Inc. Cust Gordon E. Davies
                            P.O. Box 3963
                            Atlanta, GA 30303
                            MSSA-ILA Pension Plan                   202,082.180      28.69%
                            260 St. Anthony Street
                            Mobile, AL 36602
                            Mac & Co.                                92,279.520      13.10%
                            Mutual Funds Operations
                            P.O. Box 3198
                            Pittsburgh, PA 15230-3198


PORTFOLIO             NAME AND ADDRESS OF ACCOUNT                        SHARE AMOUNT  PERCENTAGE

The Emerging Markets  Northern Trust Co. Trustee for the                5,795,348.000      14.19%
Portfolio             Teachers Retirement System of the
                      State of Illinois Master Trust
                      50 South La Salle Street
                      Chicago, IL 60675-0001
                      Children's Healthcare of Atlanta, Inc.            4,219,677.280      10.33%
                      1584 Tullie Circle NE
                      Atlanta, GA 30329-2311
                      Indiana Public Employees                          4,051,592.680       9.92%
                      Retirement Fund
                      143 West Market Street
                      Indianapolis, IN 46204-2801
                      Employees' Retirement System of                   3,604,662.740       8.82%
                      Rhode Island Attn:  Joan Caine, Deputy Treasurer
                      40 Fountain Street, 8th Floor
                      Providence, RI 02903-1800
                      Alameda County Employees                          3,087,250.890       7.56%
                      Retirement Association
                      47514th Street, Suite 1000
                      Oakland, CA 94612-1916
The Small-Cap Growth  Wells Fargo Bank N.A.                               852,649.360      15.02%
Equity Portfolio      FBO Arkansas Best
                      P.O. Box 1533
                      Minneapolis, MN 55480-1533
                      First Union Portfolio Strategies                    810,799.700      14.29%
                      Omnibus 1525 West WT Harris Boulevard Charlotte,
                      NC 28262-8522
                      SEI Private Trust Co. c/o Suntrust                  804,177.890      14.17%
                      FBO Genuine Parts Pension
                      One Freedom Valley Drive
                      Oaks, PA 19456
                      Northern Trust Cust. FBO Eastern                    558,665.300       9.84%
                      Band of Cherokee Indians Minors &
                      Incompetence Fund
                      801 South Canal
                      Chicago, IL 60675-0001
                      Wells Fargo Bank N.A.                               551,849.650       9.72%
                      FBO Hazelden Investment
                      P.O. Box 1533
                      Minneapolis, MN 55480-1533
                      Strafe and Co.                                      401,277.510       7.07%
                      FBO TD Williamson
                      P.O. Box 160
                      Westerville, OH 43086-0160
                      Winter Park Health Foundation Inc.                  368,719.630       6.49%
                      1870 Aloma Avenue, Suite 200
                      Winter Park, FL 32789-4050


PORTFOLIO                NAME AND ADDRESS OF ACCOUNT           SHARE AMOUNT  PERCENTAGE

                         Northern Trust Cust. FBO Eastern       340,017.520       5.99%
                         Band of Cherokee
                         Indians Endowment
                         801 South Canal
                         Chicago, IL 60675-0001
                         Patterson and Company                  308,253.540       5.43%
                         Mutual Funds
                         1525 West WT Harris Boulevard
                         Charlotte, NC 28262-8522
The Small-Cap Growth II  DMH Corp                               235,294.120      99.99%
Equity Portfolio         Attn:  Joe Hastings
                         2005 Market Street, 9th Floor
                         Philadelphia, PA 19103-7042
The Smid-Cap Growth      DMH Corp                               235,294.120      99.99%
Equity Portfolio         Attn:  Joe Hastings
                         2005 Market Street, 9th Floor
                         Philadelphia, PA 19103-7042
The All-Cap Growth       Teamsters Allied Pension Fund of     1,239,097.710      47.73%
Equity Portfolio         Maryland Defined Benefit Plan
                         6650 Belair Road, 2nd Floor
                         Baltimore, MD 21206-1827
                         Bost & Co.                           1,062,739.020      40.93%
                         Mutual Funds Operations
                         P.O. Box 3198
                         Pittsburgh, PA 15230-3198
                         Lincoln National Life Insurance Co.    294,117.650      11.32%
                         1300 South Clinton Street
                         Fort Wayne, IN 46802-3518
The Core Focus Fixed     Laborers Local No. 754 Pension Fund    745,024.660      37.15%
Income Portfolio         215 Old Nyack Tpke.
                         Chestnut Ridge, NY 10977-5369
                         Bricklayers & Allied Craftworkers      421,680.810      21.03%
                         NY Local 3 (Rochester Chapter)
                         3750 Monroe Avenue
                         Rochester, NY 14534-1302
                         Plumbers & Pipefitters Local 421       405,862.460      20.24%
                         Pension Fund
                         c/o Core Management Resource Group
                         P.O. Box 1755
                         Macon, GA 31202-1755
                         DMH Corp                               239,238.200      11.93%
                         Attn:  Joe Hastings
                         2005 Market Street, 9th Floor
                         Philadelphia, PA 19103-7042
                         Mercury & Co.                          193,194.600       9.63%
                         c/o Investors Bank & Trust Co.
                         200 Clarendon Street
                         Boston, MA 02116-5021


PORTFOLIO                   NAME AND ADDRESS OF ACCOUNT           SHARE AMOUNT  PERCENTAGE

The Core Plus Fixed         Local 888 Pension Fund               3,264,869.140      17.43%
Income Portfolio            6 Gramatan Ave.
                            Mount Vernon, NY 10550-3208
                            Frost National Bank Custodian        2,295,324.120      12.25%
                            For Baptist Health Services
                            P.O. Box 2950
                            San Antonio, TX 78299-2950
                            Wells Fargo Bank, N.A.               1,708,439.870       9.12%
                            FBO NCHS General Cash
                            P.O. Box 1533
                            Minneapolis, MN 55480-1533
                            Frost National Bank Custodian        1,693,106.720       9.04%
                            For Baptist Health Foundation
                            P.O. Box 2950
                            San Antonio, TX 78299-2950
                            Medamerica Health Systems            1,355,206.390       7.23%
                            Pooled Fund Account
                            One Wyoming Street
                            Dayton, OH 45409-2722
                            Charles River Laboratories, Inc.     1,341,587.640       7.16%
                            Defined Benefit Plan
                            Attn:  Holly LeMay
                            251 Ballardvale Street
                            Wilmington, MA 01887-1000
                            Wells Fargo Bank, N.A.               1,045,202.730       5.58%
                            FBO NCHS Pension Dist.
                            P.O. Box 1533
                            Minneapolis, MN 55480-1533
                            Des Moines University Osteopathic    1,004,183.650       5.36%
                            Medical Center 3200 Grand Avenue
                            Des Moines, IA 50312-4198
The Real Estate Investment  Lincoln National Life Insurance Co.    978,941.750      99.99%
Trust Portfolio             1300 South Clinton Street
                            Fort Wayne, IN 46802-3518
The Real Estate Investment  Wachovia Bank N.A.                     300,162.410      13.02%
Trust Portfolio II          FBO City of Allentown
                            1525 West WT Harris Boulevard
                            Charlotte, NC  28288-0001
                            Key Bank N.A.                          237,042.830      10.28%
                            TTEE FBO Elkhart General Hospital
                            P.O. Box 94871
                            Cleveland, OH  44101-4871
                            McKinsey Master Retirement Trust       213,986.710       9.28%
                            McKinsey & Co., Inc.
                            c/o Alex Cabe
                            55 East 52nd Street, 29th Floor
                            New York, NY 10055-0002


PORTFOLIO  NAME AND ADDRESS OF ACCOUNT        SHARE AMOUNT  PERCENTAGE

           Saxon and Co.                       205,062.650       8.89%
           P.O. Box 7780-1888
           Philadelphia, PA 19182-0001
           Prince William Hospital             190,019.500       8.24%
           8650 Sudley Road 411
           Manassas, VA 20110-4416
           Meredith College                    185,106.180       8.03%
           3800 Hillsborough Street
           Raleigh NC 27607-5298
           Sei Private Trust Co.               171,593.900       7.44%
           c/o Harris Bank
           One Freedom Valley Drive
           Oaks, PA 19456
           Key Bank NA                         162,206.350       7.03%
           TTEE FBO Elkhart General Hospital
           P.O. Box 94871
           Cleveland, OH 44101-4871
           Mac & Co.                           155,864.790       6.76%
           Mutual Funds Operations
           P.O. Box 3198
           525 William Penn Place
           Pittsburgh, PA 15219-1707
           North Central College               120,137.100       5.21%
           30 N Brainard Street
           Naperville, IL 60540-4690


    DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

    Certain officers and trustees of Pooled Trust hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Pooled Trust are noted below along with their birth dates and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is 2005 Market Street, Philadelphia, PA 19103-7094.


                                                                                                      NUMBER OF
                                                                                                 PORTFOLIOS IN FUND
NAME, ADDRESS AND       POSITION(S) HELD    LENGTH OF TIME         PRINCIPAL OCCUPATION(S)       COMPLEX BY TRUSTEE
BIRTH DATE              WITH POOLED TRUST       SERVED               DURING PAST 5 YEARS             OR OFFICER
----------------------  -----------------  ------------------  ---------------------------------  ------------------
INTERESTED TRUSTEES
Jude T. Driscoll            Chairman/         5 years --          Mr. Driscoll has served in
2005 Market Street        President and    Executive Officer   various executive capacities at
Philadelphia, PA 19103       Trustee                             different times at Delaware             86
                                          2 years -- Trustee             Investments.
March 10, 1963
INDEPENDENT TRUSTEES
THOMAS L. BENNETT                                                    Private Investor --
2005 Market Street                          Since March 23,        (March 2004 -- Present)
Philadelphia, PA 19103       Trustee             2005                                                    86
                                                                    Investment Manager --
October 4, 1947                                                      Morgan Stanley & Co.
                                                                 (January 1984 -- March 2004)

                                                                         President --
JOHN A. FRY                                                      Franklin & Marshall College
2005 Market Street                                                  (June 2002 -- Present)
Philadelphia, PA 19103       Trustee            4 years                                                  86
                                                                 Executive Vice President --
May 28, 1960                                                      University of Pennsylvania
                                                                  (April 1995 -- June 2002)
ANTHONY D. KNERR                                                 Founder/Managing Director --
2005 Market Street                                                Anthony Knerr & Associates
Philadelphia, PA 19103       Trustee           12 years             (Strategic Consulting)               86
                                                                      (1990 -- Present)
December 7, 1938

LUCINDA S. LANDRETH                                               Chief Financial Officer --
2005 Market Street                                                      Assurant, Inc.
Philadelphia, PA 19103       Trustee        Since March 23,              (Insurance)                     86
                                                 2005                   (2002 -- 2004)
June 24, 1947

ANN R. LEVEN
2005 Market Street                                            Treasurer/Chief Fiscal Officer --
Philadelphia, PA 19103       Trustee           16 years            National Gallery of Art               86
                                                                        (1994 -- 1999)
November 1, 1940


THOMAS F. MADISON                                                 President/Chief Executive
2005 Market Street                                              Officer -- MLM Partners, Inc.
Philadelphia, PA 19103       Trustee           11 years          (Small Business Investing &             86
                                                                         Consulting)
February 25, 1936                                                 (January 1993 -- Present)

                           OTHER DIRECTORSHIPS
NAME, ADDRESS AND          HELD BY TRUSTEE OR
BIRTH DATE                       OFFICER
----------------------  ------------------------
INTERESTED TRUSTEES
Jude T. Driscoll
2005 Market Street
Philadelphia, PA 19103            None

March 10, 1963
INDEPENDENT TRUSTEES
THOMAS L. BENNETT
2005 Market Street
Philadelphia, PA 19103            None

October 4, 1947

JOHN A. FRY
2005 Market Street             Director --
Philadelphia, PA 19103      Community Health
                                 Systems
May 28, 1960
ANTHONY D. KNERR
2005 Market Street
Philadelphia, PA 19103            None

December 7, 1938
LUCINDA S. LANDRETH
2005 Market Street
Philadelphia, PA 19103            None

June 24, 1947

                           Director and Audit
ANN R. LEVEN              Committee Chairperson
2005 Market Street                 --
Philadelphia, PA 19103         Andy Warhol
                               Foundation
November 1, 1940
                           Director and Audit
                           Committee Member --
                              Systemax Inc.
                               Director --
                              Banner Health

                           Director and Audit
                           Committee Member --
                           Center Point Energy
THOMAS F. MADISON
2005 Market Street         Director and Audit
Philadelphia, PA 19103     Committee Member --
                           Digital River Inc.
February 25, 1936
                           Director and Audit
                           Committee Member --
                           Rimage Corporation

                               Director --
                        Valmont Industries, Inc.

                                       92


                                                                                              NUMBER OF
                                                                                         PORTFOLIOS IN FUND  OTHER DIRECTORSHIPS
NAME, ADDRESS AND       POSITION(S) HELD   LENGTH OF TIME     PRINCIPAL OCCUPATION(S)        COMPLEX BY       HELD BY TRUSTEE OR
BIRTH DATE              WITH POOLED TRUST      SERVED           DURING PAST 5 YEARS      TRUSTEE OR OFFICER        OFFICER
----------------------  -----------------  ---------------  ----------------------------  ------------------  -------------------

INDEPENDENT TRUSTEES (continued)
                                                             Vice President/Mergers &
JANET L. YEOMANS                                                  Acquisitions --
2005 Market Street           Trustee          6 years             3M Corporation                 86                  None
Philadelphia, PA 19103                                       (January 2003 -- Present)

July 31, 1948                                              Ms. Yeomans has held various
                                                            management positions at 3M
                                                              Corporation since 1983.

J. RICHARD ZECHER                                                   Founder --                                Director and Audit
2005 Market Street                                              Investor Analytics                           Committee Member --
Philadelphia, PA 19103       Trustee      Since March 23,        (Risk Management)               86           Investor Analytics
                                                2005           (May 1999 -- Present)
July 3, 1940                                                                                                  Director and Audit
                                                                                                             Committee Member --
                                                                                                                Oxigene, Inc.


                                                                                                    NUMBER OF
                                                                                               PORTFOLIOS IN FUND
NAME, ADDRESS AND        POSITION(S) HELD    LENGTH OF TIME       PRINCIPAL OCCUPATION(S)      COMPLEX BY TRUSTEE
BIRTH DATE              WITH POOLED TRUST           SERVED             DURING PAST 5 YEARS            OR OFFICER
----------------------  -----------------  -----------------  -------------------------------  ------------------

OFFICERS
MICHAEL P. BISHOF          Senior Vice      Chief Financial       Mr. Bishof has served in
2005 Market Street       President/Chief     Officer since    various executive capacities at
Philadelphia, PA 19103  Financial Officer  February 17, 2005    different times at Delaware            86
                                                                        Investments
August 18, 1962

DAVID F. CONNOR          Vice President/     Vice President     Mr. Connor has served as               86
2005 Market Street          Secretary       since September    Vice President and Deputy
Philadelphia, PA 19103                        21, 2000 and    General Counsel of Delaware
                                             Secretary since     Investments since 2000.
                                            October 25, 2005
December 2, 1963


DAVID P. O'CONNOR          Senior Vice        Senior Vice      Mr. O'Connor has served in              86
2005 Market Street       President/ Chief    President and         various executive
Philadelphia, PA 19103    Legal Officer       Chief Legal       capacities at different
                                             Officer since         times at Delaware
February 21, 1966                           October 25, 2005          Investments

JOHN J. O'CONNOR           Senior Vice                           Mr. O'Connor has served in
2005 Market Street          President/      Treasurer since   various executive capacities at
Philadelphia, PA 19103      Treasurer      February 17, 2005    different times at Delaware            86
                                                                        Investments
June 16, 1957


                        OTHER DIRECTORSHIPS
NAME, ADDRESS AND        HELD BY TRUSTEE OR
BIRTH DATE                    OFFICER
----------------------  -------------------

OFFICERS
MICHAEL P. BISHOF
2005 Market Street
Philadelphia, PA 19103         None3

August 18, 1962

DAVID F. CONNOR
2005 Market Street
Philadelphia, PA 19103         None

December 2, 1963


DAVID P. O'CONNOR
2005 Market Street
Philadelphia, PA 19103         None

February 21, 1966

JOHN J. O'CONNOR
2005 Market Street
Philadelphia, PA 19103         None3

June 16, 1957

1 Delaware Investments  is the marketing name for  Delaware Management Holdings,
  Inc. and its subsidiaries, including Pooled Trust's investment advisor, principal underwriter and its transfer agent.

2 Mr.Driscoll is considered to be an "Interested Trustee" because he is an executive officer of Pooled Trust's manager and distributor.

3 Mr. Bishof and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.

FOLLOWING IS ADDITIONAL INFORMATION REGARDING INVESTMENT PROFESSIONALS AFFILIATED WITH THE PORTFOLIOS.


NAME, ADDRESS                  POSITION(S) HELD WITH        LENGTH OF                     PRINCIPAL OCCUPATION(S)
AND BIRTHDATE                       POOLED TRUST           TIME SERVED                      DURING PAST 5 YEARS
---------------------------  -------------------------  ----------------  -------------------------------------------------------

ROBERT AKESTER                Senior Portfolio Manager       8 Years          Mr. Akester has served in various capacities at
3rd Floor                                                                               different times at Mondrian
80 Cheapside
London, England
EC2V 6EE

April 25, 1948

DAMON J. ANDRES              Vice President and Senior       9 Years           Mr. Andres has served in various capacities at
2005 Market Street               Portfolio Manager                                different times at Delaware Investments
Philadelphia, PA 19103

October 24, 1969

FIONA A. BARWICK                Director of Regional        12 Years          Ms. Barwick has served in various capacities at
3rd Floor                             Research                                          different times at Mondrian
80 Cheapside
London, England
EC2V 6EE

June 26, 1968

MARSHALL T. BASSETT          Senior Vice President and       7 Years          Mr. Bassett has served in various capacities at
2005 Market Street            Senior Portfolio Manager                            different times at Delaware Investments
Philadelphia, PA 19103

February 8, 1954

JOANNA BATES                  Senior Portfolio Manager       7 Years      Ms. Bates has served in various capacities at different
3rd Floor                                                                                    times at Mondrian
80 Cheapside
London, England
EC2V 6EE

March 14, 1960

NIGEL BLISS                      Portfolio Manager          10 Years      Mr. Bliss has served in various capacities at different
3rd Floor                                                                                    times at Mondrian
80 Cheapside
London, England
EC2V 6EE

July 15, 1971

CHRISTOPHER J. BONAVICO        Vice President, Senior   Less than 1 Year      Vice President, Senior Portfolio Manager, Equity
2005 Market Street             Portfolio Manager and                        Analyst -- Delaware Investment Advisers, a series of
Philadelphia, PA 19103-7094        Equity Analyst                                    Delaware Management Business Trust
                                                                                          (April 2005 -- Present)
September 9, 1965
                                                                                      Principal and Portfolio Manager
                                                                                  Transamerica Investment Management, LLC
                                                                                               (1993 -- 2005)
RYAN K. BRIST                Executive Vice President,       5 Years      Mr. Brist has served in various capacities at different
2005 Market Street             Managing Director and                                   times at Delaware Investments
Philadelphia, PA 19103-7094  Chief Investment Officer,
                                    Fixed Income
March 22, 1971


NAME, ADDRESS                   POSITION(S) HELD WITH         LENGTH OF                    PRINCIPAL OCCUPATION(S)
AND BIRTHDATE                        POOLED TRUST            TIME SERVED                     DURING PAST 5 YEARS
---------------------------  ---------------------------  ----------------  -----------------------------------------------------

KENNETH F. BROAD                Vice President, Senior    Less than 1 Year     Vice President, Senior Portfolio Manager, Equity
2005 Market Street              Portfolio Manager and                        Analyst -- Delaware Investment Advisers, a series of
Philadelphia, PA 19103-7094         Equity Analyst                                    Delaware Management Business Trust
                                                                                           (April 2005 -- Present)
October, 6, 1965
                                                                                       Principal and Portfolio Manager
                                                                                   Transamerica Investment Management, LLC
                                                                                                (2000 -- 2005)
STEVEN G. CATRICKS                Vice President and      Less than 1 Year
2005 Market Street                Portfolio Manager                             Vice President, Portfolio Manager -- Delaware
Philadelphia, PA 19103                                                            Investment Advisers, a series of Delaware
                                                                                          Management Business Trust
August 3, 1959                                                                                (2001 -- Present)

                                                                                                Equity Analyst
                                                                                             BlackRock Financial
                                                                                                (1999 -- 2001)

STEPHEN R. CIANCI             Senior Vice President and       11 Years          Mr. Cianci has served in various capacities at
2005 Market Street             Senior Portfolio Manager                            different times at Delaware Investments
Philadelphia, PA 19103

May 12, 1969

GEORGE E. DEMING              Senior Vice President and       25 Years          Mr. Deming has served in various capacities at
2005 Market Street             Senior Portfolio Manager                            different times at Delaware Investments
Philadelphia, PA 19103

November 19, 1941

ELIZABETH A. DESMOND          Director, Chief Investment      14 Years         Ms. Desmond has served in various capacities at
3rd Floor                    Officer -- Developed Equity                                 different times at Mondrian
80 Cheapside                           Markets
London, England
EC2V 6EE

November 28, 1961

PATRICK G. FORTIER              Vice President, Senior    Less than 1 Year   Vice President, Portfolio Manager, Equity Analyst --
2005 Market Street              Portfolio Manager and                         Delaware Investment Advisers, a series of Delaware
Philadelphia, PA 19103-7094         Equity Analyst                                        Management Business Trust
                                                                                           (April 2005 -- Present)
May 31, 1970
                                                                                              Portfolio Manager
                                                                                   Transamerica Investment Management, LLC
                                                                                                (2000 -- 2005)


NAME, ADDRESS             POSITION(S) HELD WITH        LENGTH OF                      PRINCIPAL OCCUPATION(S)
AND BIRTHDATE                  POOLED TRUST           TIME SERVED                       DURING PAST 5 YEARS
----------------------  -------------------------  ----------------  --------------------------------------------------------

CLIVE A. GILLMORE            Deputy Managing           14 Years          Mr. Gillmore has served in various capacities at
80 Cheapside               Director and Senior                                      different times at Mondrian
London, England             Portfolio Manager
EC2V 6EE

January 14, 1960
BARRY S. GLADSTEIN          Vice President and     Less than 1 Year      Mr. Gladstein has served in various capacities at
2005 Market Street          Portfolio Manager                                 different times at Delaware Investments
Philadelphia, PA 19103

August 29, 1964

PAUL GRILLO             Senior Vice President and      11 Years      Mr. Grillo has served in various capacities at different
2005 Market Street       Senior Portfolio Manager                                  times at Delaware Investments
Philadelphia, PA 19103

May 16, 1959
CHRISTOPHER M. HOLLAND      Vice President and     Less than 1 Year       Mr. Holland has served in various capacities at
2005 Market Street          Portfolio Manager                                 different times at Delaware Investments
Philadelphia, PA 19103

January 23, 1975

JOHN KIRK                  Director and Senior          6 Years       Mr. Kirk has served in various capacities at different
80 Cheapside                Portfolio Manager                                            times at Mondrian
London, England
EC2V 6EE

June 18, 1958
STEVEN T. LAMPE             Vice President and         10 Years            Mr. Lampe has served in various capacities at
2005 Market Street          Portfolio Manager                                 different times at Delaware Investments
Philadelphia, PA 19103

September 13, 1968


NAME, ADDRESS                   POSITION(S) HELD WITH        LENGTH OF                      PRINCIPAL OCCUPATION(S)
AND BIRTHDATE                       POOLED TRUST            TIME SERVED                       DURING PAST 5 YEARS
---------------------------  --------------------------  ----------------  --------------------------------------------------------

EMMA R.E. LEWIS               Senior Portfolio Manager        9 Years       Ms. Lewis has served in various capacities at different
80 Cheapside                                                                                   times at Mondrian
London, England
EC2V 6EE

January 23, 1969
NIGEL G. MAY                 Director, Chief Investment      13 Years        Mr. May has served in various capacities at different
80 Cheapside                    Officer -- Developed                                           times at Mondrian
London, England                    Equity Markets
EC2V 6EE

September 23, 1962

CHRISTOPHER A. MOTH              Director and Chief          12 Years       Mr. Moth has served in various capacities at different
80 Cheapside                    Investment Officer --                                          times at Mondrian
London, England                Global Fixed Income and
EC2V 6EE                              Currency

October 17, 1967
DANIEL J. PRISLIN              Vice President, Senior    Less than 1 Year      Vice President, Senior Portfolio Manager, Equity
2005 Market Street              Portfolio Manager and                        Analyst -- Delaware Investment Advisers, a series of
Philadelphia, PA 19103-7094        Equity Analyst                                     Delaware Management Business Trust
                                                                                            (April 2005 -- Present)
September 20, 1967
                                                                                        Principal and Portfolio Manager
                                                                                    Transamerica Investment Management, LLC
                                                                                                (1998 -- 2005)

TIMOTHY L. RABE               Senior Vice President and       4 Years         Senior Vice President and Senior Portfolio Manager
2005 Market Street            Senior Portfolio Manager                           of Delaware Investment Advisers, a series of
Philadelphia, PA 19103                                                            Delaware Management Business Trust (2004 --
                                                                                                   Present)
September 18, 1970
                                                                               Vice President and Portfolio Manager of Delaware
                                                                                   Investment Advisers, a series of Delaware
                                                                                   Management Business Trust (2000 -- 2004)
DAVID G. TILLES               Managing Director, Chief       14 Years      Mr. Tilles has served in various capacities at different
80 Cheapside                    Executive Officer and                                          times at Mondrian
London, England               Chief Investment Officer
EC2V 6EE

February 17, 1952

MATTHEW TODOROW                  Vice President and           2 Years          Vice President and Portfolio Manager -- Delaware
2005 Market Street                Portfolio Manager                                Investment Advisers, a series of Delaware
Philadelphia, PA 19103                                                                     Management Business Trust
                                                                                               (2003 -- Present)
November 22, 1968
                                                                                Executive Director -- Morgan Stanley Investment
                                                                                                  Management
                                                                                                 (2001- 2003)

                                                                                Portfolio Manager -- Morgan Stanley Investment
                                                                                                  Management
                                                                                                 (1994 -- 2003)
RUDY D. TORRIJOS III             Vice President and      Less than 1 Year        Vice President, Portfolio Manager -- Delaware
2005 Market Street                Portfolio Manager                                Investment Advisers, a series of Delaware
Philadelphia, PA 19103                                                                     Management Business Trust
                                                                                            (July 2005 -- Present)
May 8, 1970
                                                                                              Technology Analyst


                                                                             Fiduciary Trust Co., International
                                                                                       (2002 -- 2005)

                                                                                  Analyst and Fund Manager
                                                                                Neuberger Berman Growth Group
                                                                                       (1997 -- 2002)
JEFFREY S. VAN HARTE    Senior Vice President and  Less than I Year   Senior Vice President, Chief Investment Officer,
2005 Market Street      Chief Investment Officer,                        Focus Growth Equity -- Delaware Investment
Philadelphia, PA 19103     Focus Growth Equity                       Advisers, a series of Delaware Management Business
                                                                                            Trust
July 24, 1958                                                                      (April 2005 -- Present)

                                                                           Principal and Executive Vice President
                                                                           Transamerica Investment Management, LLC
                                                                                       (1980 -- 2005)

LORI P. WACHS               Vice President and         11 Years         Ms. Wachs has served in various capacities at
2005 Market Street          Portfolio Manager                              different times at Delaware Investments
Philadelphia, PA 19103

November 8, 1968


    The following table shows each Trustee's ownership of shares of each Portfolio of Pooled Trust and of all Delaware Investments funds as of December 31, 2004.

                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                         DOLLAR RANGE OF EQUITY      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
TRUSTEES              SECURITIES IN POOLED TRUST     BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------  --------------------------    ----------------------------------------------

                        Delaware REIT Fund
Jude T. Driscoll        $10,000 -- $50,000                     $50,001 -- $100,000
Walter A. Babich1              None                               Over $100,000
Thomas L. Bennett2             None                                   None
John H. Durham1                None                               Over $100,000
John A. Fry                    None3                              Over $100,000
Anthony D. Knerr               None                            $10,001 -- $50,000
Lucinda S. Landreth2           None                                   None
Ann R. Leven                   None                               Over $100,000
                        Delaware REIT Fund
Thomas F. Madison          $1 -- $10,000                       $10,001 -- $50,000
Janet L. Yeomans               None                            $50,001 -- $100,000
J. Richard Zecher2             None                                   None

1 Messrs. Babich and Durham retired from the Board on March 22, 2005.

2 Trustee was elected to the Board on March 23, 2005; ownership information provided as of that date.

3 As of December 31, 2004, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in funds within the Delaware Investments Family of Funds. Mr. Fry held no shares of a Portfolio outside of the Plan as of December 31, 2004.

    With respect to Pooled Trust, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Pooled Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended October 31, 2004 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2004. Only the independent Trustees of Pooled Trust receive compensation from Pooled Trust.

                       AGGREGATE        PENSION OR        ESTIMATED    TOTAL COMPENSATION FROM
                     COMPENSATION  RETIREMENT BENEFITS      ANNUAL          THE INVESTMENT
                     FROM POOLED   ACCRUED AS PART OF   BENEFITS UPON   COMPANIES IN DELAWARE
NAME4                    TRUST        FUND EXPENSES      RETIREMENT1         INVESTMENTS2
-------------------  ------------  -------------------  -------------  -----------------------

Walter P. Babich        $14,876            None            $70,000             $110,870
Thomas L. Bennett         N/A              None              N/A                 N/A
John H. Durham          $13,595            None            $70,000             $101,930
John A. Fry             $13,791            None            $70,000            $100,2863
Anthony D. Knerr        $13,963            None            $70,000             $109,345
Lucinda S. Landreth       N/A              None              N/A                 N/A
Ann R. Leven            $14,431            None            $70,000             $115,870
Thomas F. Madison       $13,464            None            $70,000             $109,620
Janet L. Yeomans        $13,464            None            $70,000             $109,620
J. Richard Zecher         N/A              None              N/A                 N/A

1 Under  the terms  of the  Delaware Investments  Retirement Plan  for Trustees/
  Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/ directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of February 28, 2005, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.

2 Each independent Trustee/Director currently receives a total annual retainer fee of $70,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating and corporate governance committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating and corporate governance committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.

3 In  addition to this  compensation, for the  12-month period ended  on October
  31, 2004, Mr. Fry received $8,827 in professional fees from Voyageur Funds for services provided to the Fund's Board.

4 Walter P. Babich and John  H. Durham retired from the Board of Trustees of the
  Trust and each of the 32 investment companies in the Delaware Investments family on March 22, 2005. Thomas L. Bennett, Lucinda S. Landreth and J. Richard Zecher joined the Board of Trustees/Directors of the 32 investment companies in the Delaware Investments family on March 23, 2005.

The Board of Trustees has the following committees:


    Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee for the Delaware Investments funds consists of the following three independent trustees appointed by the Board:
Thomas F. Madison, Chairperson; Ann R. Leven; Janet L. Yeomans; and J. Richard Zecher. The Audit Committee held five meetings during Pooled Trust's last fiscal year.

    Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. The Nominating Committee for the Delaware Investments funds currently consists of the following three trustees/directors appointed by the
Board: John A. Fry, Chairperson; Anthony D. Knerr; and Lucinda S. Landreth, all of whom are independent. The Nominating Committee held six meetings during Pooled Trust's last fiscal year.

    Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The Independent Trustee Committee for the Delaware Investments funds currently consists of the following eight independent Trustees/ Directors: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher. The Independent Trustee Committee held five meetings during Pooled Trust's last fiscal year.


GENERAL INFORMATION

    Delaware furnishes investment management services to all of Pooled Trust's Portfolios. Mondrian currently furnishes investment sub-advisory services to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios. Delaware and Mondrian also provide investment management services to certain of the other funds in the Delaware Investments family. While investment decisions of the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

    The Board of Trustees is responsible for overseeing the performance of each Portfolio's investment adviser and determining whether to approve and/or renew each Portfolio's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

    The nature, extent and quality of the services provided by the investment adviser.

    The investment performance of the fund's assets managed by the investment adviser.

    The fair market value of the services provided by the investment adviser.

    Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

    The extent to which economies of scale would be realized as the fund grows.

    Other benefits accruing to the investment adviser or its affiliates from its relationship with the fund.

    The investment adviser's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

    At its annual contract review meeting (the "Annual Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to the Portfolios, including the investment advisors, the Distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Portfolios and both the costs to the Portfolios and the profit to Delaware Investments. Throughout the prior year, the Board also received regular reports detailing performance, the current investment strategies for the Portfolios and Portfolio expenses. In addition, at the Annual Meeting the Board separately received and reviewed independent historical and comparative reports provided by Lipper, Inc. ("Lipper") that analyzed the Portfolios' performance over a ten-year period, as well as actual and contractual management and total expenses. The reports also provided comparative information for performance and expenses against the Portfolios' peer mutual funds. In addition to information pertaining to the Portfolios, the Board also received similar information concerning all of the other investment companies in the Delaware Investments Family of Funds.

    In reviewing the investment management agreements for the Portfolios, the Board of Trustees considered the Portfolios' performance relative to their performance goals, peers and benchmark, the investment process and controls used in managing the Portfolios, the Portfolios' fees and expenses relative to their peers, the experience and qualifications of personnel responsible for managing the Portfolios and quality of other services provided to the Portfolios in addition to investment advice.

    The Board met in executive session to consider the investment management agreements. The independent Trustees also met separately with Lipper. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Portfolios' investment advisors during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.

    NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Portfolios and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolio, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Portfolios' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Portfolio shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Portfolio shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between Portfolios or the institutional class shares of other funds in the Delaware Investments Family of Funds and the ability to reinvest Portfolio dividends into other funds. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

    INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Portfolios. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Portfolios in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past one, three, five and 10 year periods, as applicable, ended February 28, 2005. The Board noted its objective that each Portfolio's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Portfolios and the Board's view of such performance.

    The All-Cap Growth Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one-year period was in the fourth quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three-year period was in the third quartile. The Board noted that the Portfolio's performance results were not in line with the Board's stated objective. The Board also noted that there had been recent transitions in the Portfolio's portfolio management team. Management explained that recent departures provided an opportunity to recruit additional investment personnel, as well as an opportunity to review the investment process and compensation structure to determine what changes could be made to enhance performance. The Board was satisfied that management was taking effective action to enhance Portfolio performance and meet the Board's performance objective.

    The Core Focus Fixed Income Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the second quartile of such Performance Universe. The Board was satisfied with such performance.

    The Core Plus Fixed Income Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional general bond funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

    The High-Yield Bond Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one, three and five year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

    The Intermediate Fixed Income Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three and five year periods was in the second quartile. The Board noted that the Portfolio's performance results were mixed but on an overall basis tended toward median, which was acceptable.

    The Large-Cap Value Equity Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three and 10 year periods was in the second quartile and the Portfolio's total return for the five year period was in the first quartile. The Board noted that the Portfolio's performance results were mixed. but on an overall basis tended toward median, which was acceptable.

    The Mid-Cap Growth Equity Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three, five and 10 year periods was in the second quartile. The Board noted that the Portfolio's performance results were mixed, but on an overall basis tended toward median, which was acceptable.

    The Real Estate Investment Trust Portfolio (otherwise known as Delaware REIT
Fund) - The expense comparisons for the Fund showed that its management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through April 2006 and recent initiatives implemented by management, such as changes to the record keeping platform for retirement accounts, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

    The Real Estate Investment Trust Portfolio II - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one and three year periods was in the third quartile of such Performance Universe. The report further showed that the Portfolio's total return for the five year period was in the second quartile. The Board noted that the Portfolio's performance results were mixed. The Board also noted discussions with management concerning the portfolio manager's investment style. Management explained that the Portfolio's portfolio manager seeks to avoid securities with extreme valuations in the market, an approach that has hurt recent performance. However, in management's view, over a full market cycle, this approach would be better for shareholders, affording shareholders with solid returns and better risk adjusted returns relative to the Portfolio's peers. The Board expressed its confidence in the portfolio manager and his philosophy and processes.

    The Small-Cap Growth Equity Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the fourth quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three and five year periods was in the second quartile. The Board noted that the Portfolio's performance results were mixed. The Board also noted that there had been recent transitions in the Portfolio's portfolio management team. Management explained that recent departures provided an opportunity to recruit additional investment personnel, as well as an opportunity to review the investment process and compensation structure to determine what changes could be made to enhance performance. The Board was satisfied that management was taking effective action to enhance Portfolio performance and meet the Board's performance objective.

    The Small-Cap Growth II Equity Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional small-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one and three year periods was in the fourth quartile of such Performance Universe. The Board noted that the Portfolio's performance results were not in line with the Board's objective. The Board also noted that there had been recent transitions in the Portfolio's portfolio management team. Management explained that recent departures provided an opportunity to recruit additional investment personnel, as well as an opportunity to review the investment process and compensation structure to determine what changes could be made to enhance performance. The Board was satisfied that management was taking effective action to enhance Portfolio performance and meet the Board's performance objective.

    The Small-Cap Value Equity Portfolio - The Performance Universe for this Portfolio consisted of the Portfolio and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one, three and five year periods was in the second quartile of such Performance Universe. The Board was satisfied with such performance.

    COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Portfolio compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, each Portfolio's contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Portfolio's total expenses were also compared with those of its Expense Group. The Board noted its objective to limit each Portfolio's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Portfolios and the Board's view of such expenses.

    The All Cap Growth Portfolio - The expense comparisons for the Portfolio showed that its management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

    The Core Focus Fixed Income Portfolio - The expense comparisons for the Portfolio showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

    The Core Plus Fixed Income Portfolio - The expense comparisons for the Portfolio showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

    The High-Yield Bond Portfolio - The expense comparisons for the Portfolio showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

    The Intermediate Fixed Income Portfolio - The expense comparisons for the Portfolio showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

    The Large-Cap Value Equity Portfolio - The expense comparisons for the Portfolio showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

    The Mid-Cap Growth Equity Portfolio - The expense comparisons for the Portfolio showed that its management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

    The Real Estate Investment Trust Portfolio (otherwise known as Delaware REIT
Fund) - The expense comparisons for the Fund showed that its management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through April 2006 and recent initiatives implemented by management, such as changes to the record keeping platform for retirement accounts, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

    The Real Estate Investment Trust Portfolio II - The expense comparisons for the Portfolio showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

    The Small-Cap Growth Equity Portfolio - The expense comparisons for the Portfolio showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

    The Small-Cap Growth II Equity Portfolio - The expense comparisons for the Portfolio showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

    The Small-Cap Value Equity Portfolio - The expense comparisons for the Portfolio showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

    MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from the relationships with the Portfolios and the Delaware Investments Family of Funds.

    ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Portfolio's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. Benchmarking analysis conducted at that time indicated that less than one quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale up front.

    Delaware and Mondrian also provide investment management services to certain of the other funds in the Delaware Investments family. While investment decisions for the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

    The Delaware Investments Family of Funds, Delaware Management Company, Mondrian and Delaware Distributors, L.P., in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

    The Distributor acts as national distributor for each Portfolio and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from Delaware REIT Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                               Delaware REIT Fund
                                 CLASS A SHARES

                               TOTAL
FISCAL                       AMOUNT OF     AMOUNTS         NET
YEAR                       UNDERWRITING   REALLOWED    COMMISSION
ENDED                       COMMISSIONS  TO DEALERS  TO DISTRIBUTOR
                           ------------  ----------  --------------

10/31/04                     $659,512     $560,479       $99,033
10/31/03                     $872,697     $789,958       $82,739
10/31/02                    $1,148,648   $1,019,112     $129,536

CDSC PAYMENTS

    For the fiscal years ended October 31, 2003 and 2004, the Distributor received aggregate CDSC payments with respect to Delaware REIT Fund Class A, B and C Shares, respectively:

DELAWARE REIT FUND              2004      2003
                              --------  --------

 Class A                         $0        $0
 Class B                      $221,161  $266,178
 Class C                       $11,544   $17,034

    The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Portfolios and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by the Portfolios of Pooled Trust (other than The Real Estate Investment Trust Portfolio) for providing these services consisting of an annual per account charge for (i) each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:

                     Shareholder Accounts  $21.25 Per Annum
                     Retirement Accounts   $30.00 Per Annum

    These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

    The Transfer Agent also provides accounting services to the Portfolios. Those services include performing all functions related to calculating the Portolio's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Portfolio and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per fund.

    The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio reserves the right to operate in a "master-feeder" structure, that is, to invest its assets in another mutual fund with the same investment objective and substantially similar investment policies as those of the respective Portfolio. Each Portfolio has no present intention to operate in a master-feeder structure; however, should the Board of Trustees approve the implementation of a master-feeder structure for a Portfolio, shareholders will be notified prior to the implementation of the new structure.


    Lincoln National Life Insurance Company ("LNLIC") made an investment in each of The Real Estate Investment Trust, The Real Estate Investment Trust II, The Small-Cap Growth Equity, The All-Cap Growth Equity and The Core Plus Fixed Income Portfolios, which could result in LNLIC owning approximately 100% of the outstanding shares of the respective Portfolios. Subject to certain limited exceptions, there are no limitations on LNLIC's ability to redeem its shares of any Portfolio and it may elect to do so at any time.


CUSTODY ARRANGEMENTS

    The JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio except The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The Large-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258, serves as custodian for The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The Large-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The Smid-Cap Growth Equity Portfolio. As custodian, Chase and Mellon each maintains a separate account or accounts for a Portfolio; receives, holds and releases portfolio securities on account of a Portfolio; receives and disburses money on behalf of a Portfolio; and collects and receives income and other payments and distributions on account of a Portfolio's portfolio securities.

    With respect to foreign securities, Chase and Mellon each makes arrangements with subcustodians who were approved by the Trustees of Pooled Trust in accordance with Rule 17f 5 of the 1940 Act. In the selection of foreign subcustodians, the Trustees consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.


CAPITALIZATION

    Pooled Trust has an unlimited authorized number of shares of beneficial interest with no par value, issued in separate portfolios.

    While all shares have equal voting rights on matters affecting Pooled Trust, each Portfolio would vote separately on any matter which affects only that Portfolio. Shares of each Portfolio have a priority in that Portfolios' assets, and in gains on and income from the portfolio of that Portfolio. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

    Each class of The Real Estate Investment Trust Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other classes of the Portfolio, except that shares of the Institutional Class and The Real Estate Investment Trust Portfolio Class may not vote on any matter that affects the Portfolio's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Portfolio under the Rule 12b-1 Plan relating to Class A Shares. General Expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares, Class C Shares and Class R Shares will be allocated solely to those classes.

    Effective December 24, 1997, the name of The Fixed Income Portfolio was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio. Effective October 7, 1998, the name of The Aggressive Growth Portfolio was changed to The Mid-Cap Growth Equity Portfolio.


NONCUMULATIVE VOTING

    PORTFOLIO SHARES OF POOLED TRUST HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF POOLED TRUST VOTING FOR THE ELECTION OF TRUSTEES CAN ELECT ALL THE TRUSTEES IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY TRUSTEES.


EURO

    On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the Euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank. The transition to the Euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world.

    Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the Euro; (iii) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rates, tax and labor regimes of European countries participating in the Euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the Euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the Euro or on the computer systems used by the Portfolios' service providers to process the Portfolios' transactions.

    Further, the process of implementing the Euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

    These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets of a Portfolio may be denominated in the Euro.

    This Statement of Additional Information does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.


DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

    The Fund has adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of each Portfolio's portfolio holdings monthly, with a thirty day lag, on Pooled Trust's website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of each Portfolio's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for each Portfolio. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 1-800-523-1918.


PERFORMANCE INFORMATION

    From time to time, Pooled Trust may state each Portfolio's total return and each Portfolio Class' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Portfolio's or the Portfolio Class' average annual total rate of return over the most recent one-, five-, and ten-year periods or life-of-portfolio, as relevant. Pooled Trust may also advertise aggregate and average total return information of each Portfolio and Portfolio Class over additional periods of time.

    Average annual total rate of return for each Portfolio and Portfolio Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                 P(1 + T)N = ERV



Where:       P  =    a hypothetical initial purchase order of $1,000, after deduction of the maximum front end sales charge in the case of Delaware REIT Fund A Class of The Real
                     Estate Investment Trust Portfolio;
             T  =    average annual total return;
             n  =    number of years;
           ERV  =    redeemable value of the hypothetical $1,000 purchase at the end of the period, after deduction of the applicable CDSC, if any, in the case of Delaware REIT
                     Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment
                     Trust Portfolio.

    Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all distributions are reinvested at net asset value.

    The performance, as shown below, is the average annual total return quotations for the Portfolios operating for at least one year as of October 31, 2004. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.

AVERAGE ANNUAL TOTAL RETURN1

                                                                                          10 years ended
                                                            1 year ended  5 years ended  10/31/04 or Life
                                                              10/31/04       10/31/04         of Fund
                                                            ------------  -------------  ----------------

The Large-Cap Growth Equity Portfolio2
(Inception 11/1/05)
 before taxes                                                    N/A           N/A              N/A
 after taxes on distributions                                    N/A           N/A              N/A
 after taxes on distributions and sale of Portfolio shares       N/A           N/A              N/A
The Large-Cap Value Equity Portfolio
(Inception 2/3/92)
 before taxes                                                  11.00%         3.95%           10.65%
 after taxes on distributions                                  10.53%         2.85%            8.11%
 after taxes on distributions and sale of Portfolio shares      7.36%         2.79%            7.88%
The International Equity Portfolio
(Inception 2/4/92)
 before taxes                                                  22.26%         7.16%            8.56%
 after taxes on distributions                                  21.99%         5.68%            7.04%
 after taxes on distributions and sale of Portfolio shares     15.01%         5.50%            6.65%
The Mid-Cap Growth Equity Portfolio
(Inception 2/27/92)
 before taxes                                                   6.50%         2.27%           10.41%
 after taxes on distributions                                   6.50%         -1.36%           5.72%
 after taxes on distributions and sale of Portfolio shares      4.23%         0.85%            6.97%
The Global Fixed Income Portfolio
(Inception 11/30/92)
 before taxes                                                  13.40%         10.23%           9.31%
 after taxes on distributions                                   5.52%         8.13%            6.80%
 after taxes on distributions and sale of Portfolio shares      8.33%         7.54%            6.48%
The Labor Select International Equity Portfolio
(Inception 12/19/95)
 before taxes                                                  21.20%         7.41%            9.81%


                                                                                          10 years ended
                                                            1 year ended  5 years ended  10/31/04 or Life
                                                              10/31/04       10/31/04         of Fund
                                                            ------------  -------------  ----------------

 after taxes on distributions                                  20.79%         6.07%            8.49%
 after taxes on distributions and sale of Portfolio shares     14.42%         5.77%            7.91%
The Intermediate Fixed Income Portfolio
(Inception 3/12/96)
 before taxes                                                   4.95%         7.09%            6.34%
 after taxes on distributions                                   3.33%         4.96%            4.00%
 after taxes on distributions and sale of Portfolio shares      3.19%         4.75%            3.94%
The High-Yield Bond Portfolio
(Inception 12/2/96)
 before taxes                                                  17.02%         9.19%            7.83%
 after taxes on distributions                                  13.48%         4.62%            3.51%
 after taxes on distributions and sale of Portfolio shares     10.88%         4.86%            3.87%
The International Fixed Income Portfolio
(Inception 4/11/97)
 before taxes                                                  13.82%         9.25%            7.39%
 after taxes on distributions                                   9.09%         7.53%            5.69%
 after taxes on distributions and sale of Portfolio shares      8.75%         6.89%            5.29%
The Emerging Markets Portfolio
(Inception 4/14/97)
 before taxes                                                  31.74%         16.08%           6.43%
 after taxes on distributions                                  31.20%         15.24%           5.69%
 after taxes on distributions and sale of Portfolio shares     20.97%         13.57%           5.06%
The Real Estate Investment Trust Portfolio II
(Inception 11/4/97)
 before taxes                                                  28.16%         20.24%          11.64%
 after taxes on distributions                                  25.93%         18.29%           9.96%
 after taxes on distributions and sale of Portfolio shares     18.63%         16.52%           9.02%
The Small-Cap Growth Equity Portfolio
(Inception 9/15/98)
 before taxes                                                   6.80%         2.17%           10.68%
 after taxes on distributions                                   6.80%         1.41%            9.99%
 after taxes on distributions and sale of Portfolio shares      4.42%         1.40%            8.95%
The Small-Cap Growth II Equity Portfolio
(Inception 12/1/03)
 before taxes                                                    N/A           N/A             1.65%
 after taxes on distributions                                    N/A           N/A              N/A
 after taxes on distributions and sale of Portfolio shares       N/A           N/A              N/A
The Smid-Cap Growth Equity Portfolio
(Inception 12/1/04)
 before taxes                                                    N/A           N/A              N/A
 after taxes on distributions                                    N/A           N/A              N/A
 after taxes on distributions and sale of Portfolio shares       N/A           N/A              N/A
The All-Cap Growth Equity Portfolio
(Inception 3/31/00)
 before taxes                                                   1.85%          N/A            -11.08%
 after taxes on distributions                                   1.85%          N/A            -11.08%
 after taxes on distributions and sale of Portfolio shares      1.20%          N/A            -9.09%
The Core Focus Fixed Income Portfolio
(Inception 6/30/04)
 Before taxes                                                    N/A           N/A             4.12%
 After taxes on distributions                                    N/A           N/A              N/A
 After taxes on distributions and sale of Portfolio shares       N/A           N/A              N/A
The Core Plus Fixed Income Portfolio
(Inception 6/28/02)
 Before taxes                                                   7.30%          N/A             8.50%
 After taxes on distributions                                   4.36%          N/A             6.83%
 After taxes on distributions and sale of Portfolio shares      4.70%          N/A             6.26%

1 Certain expenses of the Portfolios have been waived and paid by the respective investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

2 The Portfolio did not commence operations until the date of this Part B.


    The total return for Delaware REIT Fund A Class of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Delaware REIT
Fund A Class at net asset value (NAV) does not reflect the payment of any front-end sales charge. The Limited CDSC, applicable only to certain redemptions of those shares, is not deducted from any computation of total return. The Portfolio may also present total return information for The Real Estate Investment Trust Portfolio that does not reflect the deduction of the maximum front end sales charge with respect to Delaware REIT Fund A Class. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance. No return information currently is provided for Class R.

AVERAGE ANNUAL TOTAL RETURN(1)                              1 year ended
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO                    10/31/04    10/31/04  Life of Fund
----------------------------------------------------------  ------------  --------  ------------

The Real Estate Investment Trust Portfolio Class(2)
(Inception 11/4/97)
 before taxes                                                  28.78%      19.94%      16.83%
 after taxes on distributions                                  26.72%      17.77%      14.05%
 after taxes on distributions and sale of Portfolio shares     18.97%      16.17%      13.12%

(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

(2) The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front end sales charge and was not subject to Rule 12b-1 distribution expenses.

(3) Date  of  initial sale  of  the original  class  (now Delaware  REIT Fund  A
    Class).

                                                                                                     Period    Period
                                                                                          5 years  11/11/973  12/6/954
AVERAGE ANNUAL TOTAL RETURN1                                               1 year ended    ended    through    through
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO                                   10/31/04    10/31/04   10/31/04  10/31/04
-------------------------------------------------------------------------  ------------  --------  ---------  --------

Delaware REIT Fund
(Inception 11/4/97)
 Class A at offer before taxes2                                               21.06%      18.24%      N/A      15.82%
 Class A at offer after taxes on distributions                                19.24%      16.20%      N/A      13.15%
 Class A at offer after taxes on distributions and sale of fund shares        13.94%      14.72%      N/A      12.26%
 Class A at NAV before taxes2                                                 28.43%      19.65%      N/A      16.60%
 Institutional Class before taxes3                                            28.78%      19.94%     11.72%      N/A
 Institutional Class after taxes on distributions                             26.72%      17.76%     9.10%       N/A
 Institutional Class after taxes on distributions and sale of fund shares     18.97%      16.17%     8.47%       N/A

(1) Certain expenses of the Portfolios have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.

(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.

(4) Date  of  initial sale  of  the original  class  (now Delaware  REIT Fund  A
    Class).

                                                                                              5 years
AVERAGE ANNUAL TOTAL RETURN1                                                   1 year ended    ended
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO                                       10/31/04    10/31/04  Life of Fund3
-----------------------------------------------------------------------------  ------------  --------  -------------

Delaware REIT Fund
 Class B including CDSC before taxes2                                             23.54%      18.53%       10.63%
 Class B including CDSC after taxes on distributions2                             21.93%      16.79%       8.43%
 Class B including CDSC after taxes on distributions and sale of fund shares2     15.60%      15.21%       7.81%
 Class B excluding CDSC before taxes                                              27.54%      18.76%       10.63%
 Class C including CDSC before taxes                                              26.54%      18.76%       10.63%
 Class C including CDSC after taxes on distributions                              24.93%      17.03%       8.43%
 Class C including CDSC after taxes on distributions and sale of fund shares      17.55%      15.42%       7.81%
 Class C excluding CDSC before taxes                                              27.54%      18.76%       10.63%
 Class R before taxes                                                             28.04%        N/A        29.81%

1 Reflects applicable expense caps  in effect during the periods. See Investment
  Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.

2 The CDSC schedule for Class B Shares is: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter. The above figures have been calculated using this new schedule. For the period November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was:
  (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the fifth year; and (vi) 0% thereafter.

3 Delaware  REIT Fund  Class  B, Class  C and  Class R  commenced operations  on
  November 11, 1997. November 11, 1997 and June 2, 2003, respectively.

    Pooled Trust may also quote each Portfolio's current yield, calculated as described below, in advertisements and investor communications.

    The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                  a--b          6

                      YIELD = 2[(-------- + 1)  -- 1]

                                  Cd

Where:       a    =  dividends and interest earned during the period;

             b    =  expenses accrued for the period (net of reimbursements);

             c    =  the average daily number of shares outstanding during the period that were entitled to receive dividends;

             D    =  the maximum offering price per share on the last day of the period.


    The above formula will be used in calculating quotations of yield, based on specific 30 day periods identified in advertising by a Portfolio. Yield quotations are based on the Portfolio's net asset value on the last day of the period and will fluctuate depending on the period covered.

    Investors should note that income earned and dividends paid by The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio will also vary depending upon fluctuation in interest rates and performance of each Portfolio.

    The net asset value of these seven Portfolios will fluctuate in value inversely to movements in interest rates and, therefore, will tend to rise when interest rates fall and fall when interest rates rise. Likewise, the net asset value for these Portfolios will vary from day to day depending upon fluctuation in the prices of the securities held by each Portfolio. Thus, investors should consider net asset value fluctuation as well as yield in making an investment decision.


FINANCIAL STATEMENTS

    Ernst & Young LLP serves as the Independent Registered Public Accounting Firm for Pooled Trust and, in its capacity as such, audits the annual financial statements of the Portfolios. Each Portfolio's, other than The Large-Cap Growth Equity, Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP for the fiscal year ended October 31, 2004, are included in the Portfolio's Annual Report to shareholders. The financial statements, financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. The Large-Cap Growth Equity Portfolio commenced operations after the Fund's fiscal year end.

APPENDIX A--RATINGS

BONDS

    Excerpts from Moody's description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA-- judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; BAA--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C-- reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

    Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events;
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A-- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD AND D--Bonds are in default on interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.


COMMERCIAL PAPER

    Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2-- second highest grade possessing less relative strength than the highest grade.

    Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

                                   APPENDIX B

I. Portfolio Managers -- Delaware Management Company

A. Except as noted, the following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of October 31, 2004. For Mr. Van Harte, Mr. Broad, Mr. Prislin, Mr. Bonavico and Mr. Fortier, information is presented as of April 11, 2005.


                           NO. OF    TOTAL ASSETS    NO. OF ACCOUNTS WITH   TOTAL ASSETS IN
                          ACCOUNTS      MANAGED     PERFORMANCE-BASED FEES   ACCOUNTS WITH
                                                                              PERFORMANCE-
                                                                               BASED FEES
                          --------  --------------  ----------------------  ---------------


DAMON J. ANDRES
 Registered Investment        7      $1.9 billion              0                   $0
 Companies
 Other Pooled Investment      0           $0                   0                   $0
 Vehicles
 Other Accounts               6      $99.6 million             0                   $0
MARSHALL T. BASSETT
 Registered Investment       14      $3.7 billion              0                   $0
 Companies
 Other Pooled Investment      1      $3.4 million              0                   $0
 Vehicles
 Other Accounts1             33      $3.1 billion              0                   $0
CHRISTOPHER J. BONAVICO
 Registered Investment        2      $119 million              0                   $0
 Companies
 Other Pooled Investment      0           $0                   0                   $0
 Vehicles
 Other Accounts               4       $10 million              0                   $0
RYAN K. BRIST
 Registered Investment       10     $2.842 billion             0                   $0
 Companies
 Other Pooled Investment      0           $0                   0                   $0
 Vehicles
 Other Accounts              30     $3.040 billion             0                   $0
KENNETH F. BROAD
 Registered Investment        0           $0                   0                   $0
 Companies
 Other Pooled Investment      0           $0                   0                   $0
 Vehicles
 Other Accounts               3      $7.5 million              0                   $0


STEPHEN R. CIANCI
 Registered Investment             12  $1.498 billion   0    $0
 Companies
 Other Pooled Investment           0    $11.4 million   0    $0
 Vehicles
 Other Accounts                    32  $1.469 billion   0    $0
GEORGE E. DEMING
 Registered Investment             7    $2.4 billion    0    $0
 Companies
 Other Pooled Investment           0         $0         0    $0
 Vehicles
 Other Accounts2                   48   $4.0 billion    0    $0
PATRICK G. FORTIER
 Registered Investment             0         $0         0    $0
 Companies
 Other Pooled Investment           0         $0         0    $0
 Vehicles
 Other Accounts                    3    $7.5 million    0    $0
PAUL GRILLO
 Registered Investment             12  $1.498 billion   0    $0
 Companies
 Other Pooled Investment           2    $11.4 million   0    $0
 Vehicles
 Other Accounts                    32  $1.469 billion   0    $0
STEVEN T. LAMPE
 Registered Investment Companies   14   $3.7 billion    0    $0
 Other Pooled Investment           1    $3.4 million    0    $0
 Vehicles
 Other Accounts1                   33   $3.1 billion    0    $0
DANIEL J. PRISLIN
 Registered Investment             2    $119 million    0    $0
 Companies
 Other Pooled Investment           0         $0         0    $0
 Vehicles
 Other Accounts                    4     $10 million    0    $0
TIMOTHY L. RABE
 Registered Investment             13  $2.478 billion   0    $0
 Companies
 Other Pooled Investment           0         $0         0    $0
 Vehicles
 Other Accounts                    2    $19.1 million   0    $0
MATTHEW TODOROW
 Registered Investment             14   $3.7 billion    0    $0
 Companies
 Other Pooled Investment           1    $3.4 million    0    $0
 Vehicles
 Other Accounts1                   33   $3.1 billion    0    $0



JEFFREY S. VAN HARTE
 Registered Investment     2   $119 million   0    $0
 Companies
 Other Pooled Investment   0        $0        0    $0
 Vehicles
 Other Accounts            4    $10 million   0    $0
LORI P. WACHS
 Registered Investment     14  $3.7 billion   0    $0
 Companies
 Other Pooled Investment   1   $3.4 million   0    $0
 Vehicles
 Other Accounts1           33  $3.1 billion   0    $0



  1 These  accounts  include  wrap  accounts,  representing  a  total  of  1,933 underlying accounts.
  2 These accounts include wrap accounts, representing a total of 25 underlying accounts.

Conflicts of Interest

    Individual portfolio managers may perform investment management services for other accounts similar to these provided to the Funds and the investment action for each account and Fund may differ. For example, an account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account.
Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate.
Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

    Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

    A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the investment manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

B.  Compensation Structure

    Each portfolio's manager's compensation consists of the following:

BASE SALARY -- Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

  In addition, each Focus Growth team member is entitled to certain payments in the nature of reimbursement payable in three installments.

BONUS

Growth Team -- Each named portfolio manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's assets under management minus any direct expenses (expenses associated with product and investment management team). Certain portfolio managers may receive a guaranteed quarterly payment of a portion of their bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

Focus Growth Team -- Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

    Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management. There is a minimum guaranteed fixed payout amount associated with this portion of the pool for the years ending December 31, 2005 and December 31, 2006.

    The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

    Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

    In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware Investments U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

Other Equity Teams -- The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the "bonus pool" for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year and three-year basis. Three-year performance is weighted more heavily and there is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

Fixed Income Teams -- Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and direct expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

DEFERRED COMPENSATION -- Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN -- Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-
year schedule and expire ten years after issuance.   Options are awarded from
time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

    There is a contractual minimum number of options available for distribution to Focus Growth Team members for the years 2005-2009.

    Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

OTHER COMPENSATION -- Portfolio managers may also participate in benefit plans and programs available generally to all employees.

C.  Ownership of Securities

    As of October 31, 2004, none of the portfolio managers owned shares of the Delaware Pooled Trust Portfolios they manage. As of April 11, 2005, Mr. Van Harte, Mr. Broad, Mr. Bonavico, Mr. Prislin and Mr. Fortier owned no shares of the Delaware Pooled Trust Portfolios they manage.

II.  Portfolio Managers -- Mondrian Investment Partners Limited

    The following information was provided by Mondrian, the sub-advisor to The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International Equity Portfolio, The International Fixed Income Portfolio and The Labor Select International Equity Portfolio.

A.     Other Accounts Managed.


ROBERT AKESTER
 Registered Investment     6   $2.0 billion   0    $0
 Companies
 Other Pooled Investment   0        $0        0    $0
 Vehicles
 Other Accounts            6   $1.1 billion   0    $0
FIONA A. BARWICK
 Registered Investment     10  $2.9 billion   0    $0
 Companies
 Other Pooled Investment   0        $0        0    $0
 Vehicles


 Other Accounts            8   $2.0 billion   0    $0
JOANNA BATES
 Registered Investment     6   $625 million   0    $0
 Companies
 Other Pooled Investment   0        $0        0    $0
 Vehicles
 Other Accounts            6   $575 million   0    $0
NIGEL BLISS
 Registered Investment     1   $579 million   0    $0
 Companies
 Other Pooled Investment   0        $0        0    $0
 Vehicles
 Other Accounts            4   $343 million   0    $0
ELIZABETH A. DESMOND
 Registered Investment     5   $2.3 billion   0    $0
 Companies
 Other Pooled Investment   1   $1.4 billion   0    $0
 Vehicles
 Other Accounts            14  $5.8 billion   0    $0
CLIVE GILLMORE
 Registered Investment     10  $5.1 billion   0    $0
 Companies
 Other Pooled Investment   1   $492 million   0    $0
 Vehicles
 Other Accounts            5   $788 million   0    $0


JOHN KIRK
 Registered Investment     4   $470 million   0        $0
 Companies
 Other Pooled Investment   0        $0        0        $0
 Vehicles
 Other Accounts            8   $547 million   1   $108 million
EMMA R. E. LEWIS
 Registered Investment     7   $3.5 billion   0        $0
 Companies
 Other Pooled Investment   0        $0        0        $0
  Vehicles
 Other Accounts            3   $674 million   0        $0
NIGEL G. MAY
 Registered Investment     2   $2.4 billion   0        $0
 Companies
 Other Pooled Investment   1   $1.0 million   0        $0
  Vehicles
 Other Accounts            18  $5.8 billion   1   $336 million
CHRISTOPHER A. MOTH
 Registered Investment     2   $371 million   0        $0
 Companies
 Other Pooled Investment   2    $53 million   0        $0
 Vehicles
 Other Accounts            6   $1.8 billion   0        $0
DAVID G. TILLES
 Registered Investment     *         *        *         *
 Companies
 Other Pooled Investment   *         *        *         *
  Vehicles
 Other Accounts            *         *        *         *



* As Managing Director & Chief Investment Officer, David G. Tilles has overall responsibility for all accounts.

Conflicts of Interest

    Individual portfolio managers may perform investment management services for other accounts similar to these provided to the Funds and the investment action for each account and Fund may differ. For example, an account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account.
Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate.
Mondrian has adopted procedures designed to allocate investments fairly across multiple accounts.

    Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager potentially has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

    A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the investment manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

B.  Compensation.

    Mondrian has the following programs in place to retain key investment staff:

    1. Competitive Salary -- All investment professionals are remunerated with a competitive base salary.

    2. Profit Sharing Bonus Pool -- All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

    3. Equity Ownership -- Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

    Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

    At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.


COMPENSATION COMMITTEE

    In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.


DEFINED CONTRIBUTION PENSION SCHEME

    All portfolio managers are members of the Mondrian defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

C.  Ownership of Securities.

    As of October 31, 2004, none of the portfolio managers owned shares of the Portfolios they manage.

                                     PART C

                                Other Information

Item 22. Exhibits

              (a) Agreement and Declaration of Trust

                  (1) Executed Agreement and Declaration of Trust (December 17,
                      1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (2) Executed Certificate of Trust (December 17, 1998)
                      incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

              (b) By-Laws Amended and Restated By-Laws of the Registrant (May
                  19, 2005) attached as Exhibit.

              (c) Copies of all Instruments Defining the Rights of Holders

                  (1) Agreement and Declaration of Trust. Articles III, V and VI
                      of Agreement and Declaration of Trust incorporated into this filing by reference to Exhibit (a)(1) to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (2) By-Laws. Article II of the By-Laws attached as Exhibit.

              (d) Investment Management Agreements

                  (1) Executed Investment Management Agreement (December 15,
                      1999) between the Registrant and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Small-Cap Value Equity Portfolio, The Core Fixed Income Portfolio (formerly known as The Aggregate Fixed Income Portfolio), The Core Equity Portfolio, The Diversified Core Fixed Income Portfolio, The High-Yield Bond Portfolio, The Intermediate Fixed Income Portfolio, The Focused Value Portfolio (formerly known as The Select Equity Portfolio), The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Mid-Cap Value Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II and The Small-Cap Growth Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (2) Executed Investment Management Agreement (December 15,
                      1999) between the Registrant and Delaware International Advisers Ltd. on behalf of The Emerging Markets, The Global Equity, The Global Fixed Income, The International Equity, The International Fixed Income, The International Large-Cap Equity, The International Small-Cap and The Labor Select International Equity Portfolios incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (3) Executed Investment Sub-Advisory Agreement (December 15,
                      1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of The Diversified Core Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (4) Executed Investment Sub-Advisory Agreement (December 15,
                      1999) between Delaware International Advisers Ltd. and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Global Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (5) Executed Amendment No. 1 (February 28, 2000) to Exhibit A
                      of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The All-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (6) Executed Amendment No. 2 (September 5, 2000) to Exhibit A of the Investment Management Agreement (December 15,
                       1999) between the Registrant and Delaware Management Company (adding The Large-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (7) Executed Amendment No. 3 (June 28, 2002) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Core Plus Fixed Income Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                  (8) Executed Amendment No. 4 (September 15, 2003) to Exhibit A of the Investment Management Agreement (December 15,
                       1999) between the Registrant and Delaware Management Company (adding The Small-Cap Growth II Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 45 filed November 24, 2003.

                  (9) Executed Amendment No. 5 (June 28, 2004) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Core Focus Fixed Income Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 48 filed June 29, 2004.

                  (10) Executed Amendment No. 6 (December 1, 2004) to Exhibit A
                       of the Investment Management Agreement (December 15,
                       1999) between the Registrant and Delaware Management Company (adding The Smid-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 50 filed November 19, 2004.

                  (11) Executed Amendment No. 7 (November 1, 2005) to Exhibit A
                       of the Investment Management Agreement (December 15,
                       1999) between the Registrant and Delaware Management Company (adding The Large-Cap Growth Equity Portfolio) attached as Exhibit.



              (e)  (1) Distribution Agreements

                       (i) Executed Distribution Agreement (May 15, 2003) between Delaware Distributors, L.P. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 44 filed September 16, 2003.

                       (ii)    Executed Amendment No. 1 (June 28, 2004) to
                               Schedule I of the Distribution Agreement between Delaware Distributors, L.P. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 48 filed June 29, 2004.

                       (iii)   Executed Amendment No. 2 (December 1, 2004) to
                               Schedule I of the Distribution Agreement between Delaware Distributors, L.P. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 50 filed November 19, 2004.

                       (iv)    Executed Amendment No. 3 (November 1, 2005) to
                               Schedule 1 of the Distribution Agreement between Delaware Distributors, L.P. and the Registrant on behalf of each Portfolio attached as Exhibit.

                       (v) Executed Financial Intermediary Distribution Agreement (January 1, 2001) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                       (vi) Executed Appendix A (December 20, 2001) to Financial Intermediary Distribution Agreement incorporated into this filing by reference to Post-Effective Amendment No. 39 filed March 1, 2002.

                       (vii) Executed Second Amended and Restated Financial Intermediary Agreement (August 21, 2003) between Delaware Distributors, L.P. and Lincoln Financial Distributors incorporated into this filing by reference to Post-Effective Amendment No. 45 filed November 24, 2003.

                  (2) Dealer's Agreement. Dealer's Agreement (January 2001)
                      incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                  (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund
                      Gateway Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                  (4) Registered Investment Advisers Agreement. Registered
                      Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                  (5) Bank/Trust Agreement. Bank/Trust Agreement (August 2004)
                      incorporated into this filing by reference to Post-Effective Amendment No. 50 filed November 19, 2004.

              (f) Not applicable.

              (g) Custodian Agreements

                  (1) Executed Custodian Agreement (May 1, 1996) between the
                      Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 12 filed August 23, 1996.

                      (i) Executed Amendment (July 1, 2001) to Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 42 filed February 27, 2003.

                      (ii) Executed Amendment No. 1 (July 17, 2003) to Schedule A to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 45 filed November 24, 2003.

                      (iii) Executed Letter (April 14, 1997) to add The Emerging Markets Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                      (iv) Executed Letter (October 14, 1997) to add The Global Equity Portfolio and The Real Estate Investment Trust Portfolio II to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                      (v) Executed Letter (December 24, 1997) to add The Core Fixed Income Portfolio (formerly known as The Aggregate Fixed Income Portfolio) and The Diversified Core Fixed Income Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                      (vi) Executed letter (August 31, 1998) to add The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 36 filed August 31, 2001.

                      (vii) Executed letter (August 24, 1998) to add The Large-Cap Value Equity Portfolio, The Aggressive Growth Portfolio (renamed The Mid-Cap Growth Equity Portfolio), The Intermediate Fixed Income Portfolio and The Small/Mid-Cap Value Equity Portfolio (renamed The Mid-Cap Value Equity Portfolio) to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 39 filed March 1, 2002.

                      (viii) Executed letter (June 29, 1999) to add The Balanced Portfolio, The Equity Income Portfolio, The Focused Value Portfolio (formerly known as The Select Equity Portfolio) and The International Small-Cap Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No 29 filed November 12, 1999.

                      (ix) Executed letter (November 15, 1999) to add The International Large-Cap Equity Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                      (x) Executed letter (February 28, 2000) to add The All-Cap Growth Equity Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                      (xi) Executed letter (September 5, 2000) to add The Large-Cap Growth Equity Portfolio to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                      (xii) Executed Amendment No. 1 (July 17, 2003) to Schedule A of the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 51 filed December 27, 2004.

                  (2) Executed Securities Lending Agreement (December 22, 1998)
                      between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 36 filed August 31, 2001.

                      (i) Executed Amendment (October 1, 2002) to the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 42 filed February 27, 2003.

                      (ii) Executed Amendment No. 1 (July 17, 2003) to Schedule A to the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 45 filed November 24, 2003.

                  (3) Executed Amended and Restated Custodian Agreement (May 16,
                      2002) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 52 filed February 25, 2005.

                      (i) Executed Amendment No. 2 to Appendix D of The Amended and Restated Mutual Fund Custody and Services Agreement between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 47 filed April 15, 2002.

                      (ii) Executed Amendment (November 28, 2003) to The Amended and Restated Mutual Fund Custody and Services Agreement between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 52 filed February 25, 2005.

                  (4) Form of Securities Lending Authorization (March 12, 2002)
                      between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

              (h) Other Material Contracts

                  (1) Executed Shareholders Services Agreement (April 19, 2001)
                      between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                      (i) Executed Schedule A (November 30, 2003) to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 45 filed November 24, 2003.

                      (ii) Executed Amendment No. I (June 28, 2004) to Schedule A to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 48 filed June 29, 2004.

                      (iii) Executed Amendment No. 2 (December 1, 2004) to Schedule A to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 50 filed November 19, 2004.

                      (iv) Executed Amendment No. 3 (November 1, 2005) to Schedule A to Shareholder Services Agreement attached as Exhibit.

                      (v) Executed Schedule B (May 15, 2003) to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 44 filed September 16, 2003.

                  (2) Executed Delaware Investments Family of Funds Fund
                      Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 16 filed May 23, 1997.

                      (i) Form of Amendment No. 30 to Delaware Investments Family of Funds Fund Accounting Agreement attached as Exhibit.

                      (ii) Executed Schedule B (May 16, 2002) to Delaware Investments Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

              (i) Legal Opinion. Legal Opinion attached as Exhibit.

              (j) Consent of Independent Registered Public Accounting Firm.
                  Attached as Exhibit.

              (k) Inapplicable.

              (l) Inapplicable.

              (m) Plans Under Rule 12b-1.

                  (1) 12b-1 Plan for Delaware REIT Fund Class A incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                  (2) 12b-1 Plan for Delaware REIT Fund Class B incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                  (3) 12b-1 Plan for Delaware REIT Fund Class C incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                  (4) 12b-1 Plan for Delaware REIT Fund Class R incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

                  (5) 12b-1 Plan for The International Equity Portfolio Class P
                      incorporated into this filing by reference to Post-Effective Amendment No. 42 filed February 27, 2003.

              (n) Plan under Rule 18f-3. 18f-3 Plan (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

              (o) Inapplicable.

              (p) Code of Ethics.

                  (1) Delaware Investments Family of Funds incorporated into this filing by reference to Post-Effective Amendment No. 52 filed February 25, 2005.

                  (2) Delaware Management Business Trust and Delaware
                      Distributors, L.P. incorporated into this filing by reference to Post-Effective Amendment No. 52 filed February 25, 2005.

                  (3) Mondrian Investment Partners Limited incorporated into this filing by reference to Post-Effective Amendment No. 52 filed February 25, 2005.

                  (4) Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 50 filed November 19, 2004.

              (q) Other: Trustees' Power of Attorney. Trustees' Power of
                  Attorney (February 17, 2005) incorporated into this filing by reference to Post-Effective Amendment No. 52 filed February 25, 2005.

Item 23. Persons Controlled by or under Common Control with Registrant. None.

Item 24. Indemnification. Article VI of By-Laws incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December
14, 1999.

Item 25. Business and Other Connections of Investment Advisor.

         Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see
         Item 26 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

Item 26. Business and Other Connections of Investment Advisor.

         Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free

Funds, Delaware Investments Municipal Trust, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS    POSITIONS & OFFICES WITH      POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
ADDRESS                        MANAGER                       REGISTRANT                         HELD
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Jude T. Driscoll               President/Chief Executive     Chairman/President/Chief           Mr. Driscoll has served in various
                               Officer                       Executive Officer                  executive capacities within Delaware
                                                                                                Investments

                                                                                                President/Chief Executive Officer
                                                                                                and Director -
                                                                                                Lincoln National Investments
                                                                                                Companies, Inc.

                                                                                                Director - HYPPCO Finance Company
                                                                                                Ltd.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Ryan K. Brist                  Executive Vice                Executive Vice                     Mr. Brist has served in various
                               President/Managing            President/Managing                 executive capacities within Delaware
                               Director/Co-Head - Fixed      Director/Chief Investment          Investments
                               Income                        Officer - Fixed Income
                                                                                                Vice President - Lincoln National
                                                                                                Income Fund, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
John C.E. Campbell             Executive Vice President/     Senior Vice President/Deputy       Mr. Campbell has served in various
                               Global Marketing & Client     Chief Investment Officer - Fixed   executive capacities within Delaware
                               Services                      Income                             Investments

                                                                                                President/Chief Executive Officer -
                                                                                                Optimum Fund Trust
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Patrick P. Coyne               Executive Vice President/     Executive Vice President/          Mr. Coyne has served in various
                               Managing Director/Chief       Managing Director/Chief            executive capacities within Delaware
                               Investment Officer - Fixed    Investment Officer - Fixed Income  Investments
                               Income
                                                                                                Managing Director - Fixed Income -
                                                                                                Lincoln National Investment
                                                                                                Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Joseph H. Hastings             Executive Vice President/     None                               Mr. Hastings has served in various
                               Chief FinancialOfficer/                                          executive capacities within Delaware
                               Treasurer/Controller                                             Investments

                                                                                                Executive Vice President/Chief
                                                                                                Financial Officer/Treasurer/
                                                                                                Controller-Lincoln National
                                                                                                Investment Companies, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS    POSITIONS & OFFICES WITH      POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
ADDRESS                        MANAGER                       REGISTRANT                         HELD
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Philip N. Russo(1)             Executive Vice                None                               Mr. Russo has served in various
                               President/Chief Financial                                        executive capacities within Delaware
                               Officer                                                          Investments

------------------------------ ----------------------------- ---------------------------------- ------------------------------------
See Yeng Quek                  Executive Vice                Executive Vice                     Mr. Quek has served in various
                               President/Managing            President/Managing                 executive capacities within Delaware
                               Director/Chief Investment     Director/Chief Investment          Investments
                               Officer - Fixed Income        Officer - Fixed Income

                                                                                                Director/Trustee - HYPPCO Finance
                                                                                                Company Ltd.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Douglas L. Anderson            Senior Vice                   None                               Mr. Anderson has served in various
                               President/Operations                                             executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Marshall T. Bassett            Senior Vice President/Chief   Senior Vice President/Chief        Mr. Bassett has served in various
                               Investment Officer -          Investment Officer - Emerging      executive capacities within Delaware
                               Emerging Growth               Growth                             Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Joseph Baxter                  Senior Vice President/Head    Senior Vice President/Head of      Mr. Baxter has served in various
                               of Municipal Bond             Municipal Bond Investments         executive capacities within Delaware
                               Investments                                                      Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Christopher S. Beck            Senior Vice                   Senior Vice President/Senior       Mr. Beck has served in various
                               President/Senior Portfolio    Portfolio Manager                  executive capacities within Delaware
                               Manager                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Michael P. Bishof              Senior Vice                   Chief Financial Officer            Mr. Bishof has served in various
                               President/Investment                                             executive capacities within Delaware
                               Accounting                                                       Investments

                                                                                                Chief Financial Officer - Lincoln
                                                                                                National Convertible Securities
                                                                                                Fund, Inc. and Lincoln National
                                                                                                Income Fund, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Michael P. Buckley             Senior Vice                   Vice President/Portfolio           Mr. Buckley has served in various
                               President/Director of         Manager/Senior Municipal Bond      executive capacities within Delaware
                               Municipal Research            Analyst                            Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Stephen R. Cianci              Senior Vice                   Senior Vice President/Senior       Mr. Cianci has served in various
                               President/Senior Portfolio    Portfolio Manager                  executive capacities within Delaware
                               Manager                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Robert F. Collins              Senior Vice                   Vice President/Senior Portfolio    Mr. Collins has served in various
                               President/Senior Portfolio    Manager                            executive capacities within Delaware
                               Manager                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Timothy G. Connors             Senior Vice President/Chief   Senior Vice President/Chief        Mr. Connors has served in various
                               Investment Officer - Value    Investment Officer - Value         executive capacities within Delaware
                               Investing                     Investing                          Investments

                                                                                                Senior Vice President/Chief
                                                                                                Investment Officer - Value Investing
                                                                                                of Lincoln National Investment
                                                                                                Companies, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS    POSITIONS & OFFICES WITH      POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
ADDRESS                        MANAGER                       REGISTRANT                         HELD
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
George E. Deming               Senior Vice President/Senior  Senior Vice President/Senior       Mr. Deming has served in various
                               Portfolio Manager             Portfolio Manager                  executive capacities within
                                                                                                Delaware Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
John B. Fields                 Senior Vice President/Senior  Senior Vice President/Senior       Mr. Fields has served in various
                               Portfolio Manager             Portfolio Manager                  executive capacities within
                                                                                                Delaware Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Brian Funk                     Senior Vice President/Senior  Vice President/Senior High Yield   Mr. Funk has served in various
                               Research Analyst              Analyst                            executive capacities within
                                                                                                Delaware Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Brent C. Garrels               Senior Vice President/Senior  Vice President/High Yield Analyst  Mr. Garrels has served in various
                               Research Analyst                                                 executive capacities within
                                                                                                Delaware Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Paul Grillo                    Senior Vice President/Senior  Vice President/Senior Portfolio    Mr. Grillo has served in various
                               Portfolio Manager             Manager                            executive capacities within
                                                                                                Delaware Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Jonathan Hatcher(2)            Senior Vice President/Senior  Senior Vice President/Senior       Mr. Hatcher has served in various
                               Research Analyst              Research Analyst                   executive capacities within
                                                                                                Delaware Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Carolyn McIntyre(3)            Senior Vice President/Human   None                               Ms. McIntyre has served in
                               Resources                                                        various executive capacities
                                                                                                within Delaware Investments

                                                                                                Senior Vice President/Human
                                                                                                Resources - Lincoln National
                                                                                                Investment Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Francis X. Morris              Senior Vice                   Director, Fundamental              Mr. Morris has served in various
                               President/Director,           Research/Senior Portfolio Manager  executive capacities within
                               Fundamental Research/Senior                                      Delaware Investments
                               Portfolio Manager
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Brian L. Murray, Jr.(4)        Senior Vice President/Chief   Chief Compliance Officer           Mr. Murray has served in various
                               Compliance Officer                                               executive capacities within
                                                                                                Delaware Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Susan L. Natalini              Senior Vice President/Global  None                               Ms. Natalini has served in
                               Marketing & Client Services                                      various executive capacities
                                                                                                within Delaware Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
D. Tysen Nutt(5)               Senior Vice President/Head    Senior Vice President/Head of      Mr. Nutt has served in various
                               of Large Cap Value            Large Cap Value                    executive capacities within
                                                                                                Delaware Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
David P. O'Connor              Senior Vice President/        Senior Vice President/Associate    Mr. O'Connor has served in
                               General Counsel/Chief Legal   General Counsel/Assistant          various executive capacities
                               Officer                       Secretary                          within Delaware Investments

                                                                                                Vice President/Associate General
                                                                                                Counsel/Assistant Secretary -
                                                                                                Lincoln National Investment
                                                                                                Companies, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS    POSITIONS & OFFICES WITH         POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
ADDRESS                        MANAGER                          REGISTRANT                         HELD
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
John J. O'Connor               Senior Vice                      Senior Vice President/Treasurer    Mr. O'Connor has served in
                               President/Investment Accounting                                     various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Philip R. Perkins(6)           Senior Vice President/Senior     Senior Vice President/Senior       Mr. Perkins has served in various
                               Portfolio Manager                Portfolio Manager                  executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Timothy L. Rabe                Senior Vice President/Senior     Senior Vice President/Senior       Mr. Rabe has served in various
                               Portfolio Manager/Head of High   Portfolio Manager                  executive capacities within
                               Yield                                                               Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
James L. Shields               Senior Vice President/Chief      None                               Mr. Shields has served in various
                               Information Officer                                                 executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Jeffrey S. Van Harte(7)        Senior Vice President/Chief      Senior Vice President/Chief        Mr. Van Harte has served in
                               Investment Officer - Focus       Investment Officer - Focus Growth  various executive capacities
                               Growth                                                              within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Gary T. Abrams                 Vice President/Senior Equity     None                               Mr. Abrams has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Christopher S. Adams           Vice President/Portfolio         Vice President/Portfolio           Mr. Adams has served in various
                               Manager/Senior Equity Analyst    Manager/Senior Equity Analyst      executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Renee E. Anderson              Vice President/Senior Equity     Vice President/Senior Equity       Mr. Anderson has served in
                               Analyst II                       Analyst II                         various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Damon J. Andres                Vice President/Senior Fixed      Vice President/Senior Fixed        Mr. Andres has served in various
                               Income Portfolio Manager I       Income Portfolio Manager           executive capacities within
                                                                                                   Delaware Investments

                                                                                                   Vice President - Lincoln National
                                                                                                   Convertible Securities Fund, Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Richard E. Biester             Vice President/Equity Trader     None                               Mr. Biester has served in various
                                                                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Christopher J. Bonavico(8)     Vice President/Senior            Vice President/Senior Portfolio    Mr. Bonavico has served in
                               Portfolio Manager                Manager                            various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Vincent A. Brancaccio          Vice President/Senior Equity     None                               Mr. Brancaccio has served in
                               Trader                                                              various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Edward J. Brennan              Vice President/Private           Assistant Vice President/Fixed     Mr. Brennan has served in various
                               Placement Analyst                Income Structural Analyst II       executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Kenneth F. Broad(9)            Vice President/Senior            Vice President/Senior Portfolio    Mr. Broad has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Mary Ellen M. Carrozza         Vice President/Client Services   Vice President/Client Services     Ms. Carrozza has served in
                                                                                                   various executive capacities
                                                                                                   within Delaware Investments
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS    POSITIONS & OFFICES WITH         POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
ADDRESS                        MANAGER                          REGISTRANT                         HELD
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Stephen G. Catricks            Vice President/Equity Analyst    Vice President/Equity Analyst II   Mr. Catricks has served in
                               II                                                                  various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
David F. Connor                Vice President/Deputy General    Vice President/Deputy General      Mr. Connor has served in various
                               Counsel/Secretary                Counsel/Assistant Secretary        executive capacities within
                                                                                                   Delaware Investments

                                                                                                   Vice President/Deputy General
                                                                                                   Counsel/Assistant Secretary -
                                                                                                   Lincoln National Investment
                                                                                                   Companies, Inc.

                                                                                                   Secretary - Lincoln National
                                                                                                   Convertible Securities Fund, Inc.
                                                                                                   and Lincoln National Income Fund,
                                                                                                   Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Stephen J. Czepiel             Vice President/Senior Fixed      None                               Mr. Czepiel has served in various
                               Income Trader                                                       executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Joseph F. DeMichele            Vice President/High Grade        None                               Mr. DeMichele has served in
                               Trading                                                             various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Christopher M. Ericksen(10)    Vice President/Portfolio         Vice President/Portfolio Manager   Mr. Ericksen has served in
                               Manager                                                             various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Joel A. Ettinger               Vice President/Taxation          Vice President/Taxation            Mr. Ettinger has served in
                                                                                                   various executive capacities
                                                                                                   within Delaware Investments

                                                                                                   Vice President/Taxation - Lincoln
                                                                                                   National Investment Companies,
                                                                                                   Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Phoebe W. Figland              Vice President/Investment        Vice President/Investment          Ms. Figland has served in various
                               Accounting                       Accounting                         executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Joseph Fiorilla                Vice President/Trading           None                               Mr. Fiorilla has served in
                               Operations                                                          various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Charles E. Fish                Vice President/Senior Equity     None                               Mr. Fish has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Clifford M. Fisher(11)         Vice President/Senior Bond       None                               Mr. Fisher has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Patrick G. Fortier(12)         Vice President/Senior            Vice President/Senior Portfolio    Mr. Fortier has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS    POSITIONS & OFFICES WITH         POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
ADDRESS                        MANAGER                          REGISTRANT                         HELD
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Denise A. Franchetti           Vice President/Portfolio         Vice President/Portfolio           Ms. Franchetti has served in
                               Manager/Municipal Bond Credit    Manager/Municipal Bond Credit      various executive capacities
                               Analyst                          Analyst                            within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
James A. Furgele               Vice President/Investment        Vice President/Investment          Mr. Furgele has served in various
                               Accounting                       Accounting                         executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Daniel V. Geatens              Vice President/Investment        Vice President/Investment          Mr. Geatens has served in various
                               Accounting                       Accounting                         executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Stuart M. George               Vice President/Equity Trader     None                               Mr. George has served in various
                                                                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Barry S. Gladstein             Vice President/Portfolio         Vice President/Equity Analyst      Mr. Gladstein has served in
                               Analyst                                                             various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Brian T. Hannon                Vice President/Senior            Vice President/Senior Portfolio    Mr. Hannon has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Lisa L. Hansen(13)             Vice President/Head Trader of    Vice President/Head Trader of      Ms. Hansen has served in various
                               Focus Growth Equity Trading      Focus Growth Equity Trading        executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Gregory M. Heywood(14)         Vice President/Senior Research   Vice President/Senior Research     Mr. Heywood has served in various
                               Analyst                          Analyst                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Michael E. Hughes              Vice President/Senior Equity     Vice President/Senior Equity       Mr. Hughes has served in various
                               Analyst I                        Analyst I                          executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Jeffrey W. Hynoski             Vice President/Portfolio         Vice President/Portfolio Manager   Mr. Hynoski has served in various
                               Manager                                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Jordan L. Irving(15)           Vice President/Senior            Vice President/Senior Portfolio    Mr. Irving has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Cynthia Isom                   Vice President/Senior            Vice President/Portfolio Manager   Ms. Isom has served in various
                               Portfolio Manager                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Kenneth R. Jackson             Vice President/Equity Analyst    Vice President/Equity Analyst      Mr. Jackson has served in various
                                                                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Andrew Kronschnabel            Vice President/High Grade        None                               Mr. Kronschnabel has served in
                               Trader                                                              various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Roseanne L. Kropp              Vice President/Senior Fund       Vice President/Senior Fund         Ms. Kropp has served in various
                               Analyst II/High Yield            Analyst II/High Yield              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Nikhil G. Lalvani              Vice President/Senior Equity     Vice President/Senior Equity       Mr. Lalvani has served in various
                               Analyst I                        Analyst I                          executive capacities within
                                                                                                   Delaware Investments
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS    POSITIONS & OFFICES WITH         POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
ADDRESS                        MANAGER                          REGISTRANT                         HELD
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Steven T. Lampe                Vice President/Portfolio         Vice President/Portfolio Manager   Mr. Lampe has served in various
                               Manager                                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Alfio Leone IV                 Vice President/High Grade        None                               Mr. Leone has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Anthony A. Lombardi(16)        Vice President/Senior            Vice President/Senior Portfolio    Mr. Lombardi has served in
                               Portfolio Manager                Manager                            various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Charles (Tom) T. McClintic     Vice President/High Yield        None                               Mr. McClintic has served in
                               Trader                                                              various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Andrew M. McCullagh, Jr.       Vice President/Senior            Vice President/Senior Portfolio    Mr. McCullagh has served in
                               Portfolio Manager                Manager                            various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Michael S. Morris              Vice President/Portfolio         Vice President/Senior Equity       Mr. Morris has served in various
                               Manager                          Analyst                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Scott Moses                    Vice President/Fixed Income      None                               Mr. Moses has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
John R. Murray                 Vice President/Senior Equity     None                               Mr. Murray has served in various
                               Analyst                                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Philip O. Obazee               Vice President/Derivatives       Vice President/Derivatives         Mr. Obazee has served in various
                               Manager                          Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Donald G. Padilla              Vice President/Equity Analyst    Vice President/Equity Analyst II   Mr. Padilla has served in various
                               II                                                                  executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Daniel J. Prislin(17)          Vice President/Senior            Vice President/Senior Portfolio    Mr. Prislin has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Craig S. Remsen                Vice President/Research Analyst  None                               Mr. Remsen has served in various
                                                                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Joseph T. Rogina               Vice President/Equity Trader     None                               Mr. Rogina has served in various
                                                                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Richard Salus                  Vice President/Deputy            None                               Mr. Salus has served in various
                               Controller                                                          executive capacities within
                                                                                                   Delaware Investments

                                                                                                   Vice President/Deputy Controller
                                                                                                   - Lincoln National Investment
                                                                                                   Companies, Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Kevin C. Schildt               Vice President/Senior            Vice President/Senior Research     Mr. Schildt has served in various
                               Municipal Credit Analyst         Analyst                            executive capacities within
                                                                                                   Delaware Investments
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS    POSITIONS & OFFICES WITH         POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
ADDRESS                        MANAGER                          REGISTRANT                         HELD
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Richard D. Seidel              Vice President/Assistant         None                               Mr. Seidel has served in various
                               Controller/Manager - Payroll                                        executive capacities within
                                                                                                   Delaware Investments

                                                                                                   Vice President/Assistant
                                                                                                   Controller/Manager - Payroll -
                                                                                                   Lincoln National Investment
                                                                                                   Companies, Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Thomas Socha                   Vice President/Senior Fixed      Vice President/Senior Fixed        Mr. Socha has served in various
                               Income Analyst                   Income Analyst                     executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Brenda L. Sprigman             Vice President/Business          None                               Ms. Sprigman has served in
                               Manager - Fixed Income                                              various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Matthew J. Stephens            Vice President/Senior High       Vice President/Senior High Grade   Mr. Stephens has served in
                               Grade Analyst                    Analyst                            various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Michael T. Taggart             Vice President/Facilities &      None                               Mr. Taggart has served in various
                               Administrative Services                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Matthew Todorow(18)            Vice President/Portfolio         Vice President/Portfolio Manager   Mr. Todorow has served in various
                               Manager                                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Spencer M. Tullo               Vice President/Fixed Income      None                               Mr. Tullo has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Robert A. Vogel, Jr.(19)       Vice President/Senior            Vice President/Senior Portfolio    Mr. Vogel has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Lori P. Wachs                  Vice President/Portfolio         Vice President/Portfolio Manager   Ms. Wachs has served in various
                               Manager                                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Laura A. Wagner                Vice President/Investment        Vice President/Investment          Ms. Wagner has served in various
                               Accounting                       Accounting                         executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
James J. Wright                Vice President/Senior Equity     Vice President/Senior Equity       Mr. Wright has served in various
                               Analyst                          Analyst                            executive capacities within
                                                                                                   Delaware Investments
------------------------------------------------------------------------------------------------------------------------------------

 (1) VICE PRESIDENT OF FINANCE, Prudential Investment Management, Inc.,
     1998-2004.
 (2) SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
 (3) HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
 (4) ASSOCIATE GENERAL COUNSEL, Franklin Templeton Investments, 1998-2002.
 (5) MANAGING DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch,
     1994-2004.
 (6) MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
 (7) PRINCIPAL/EXECUTIVE VICE PRESIDENT, Transamerica Investment Management, LLC, 1980-2005.
 (8) PRINCIPAL/PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 1993-2005.
 (9) PRINCIPAL/PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 2000-2005.
(10) PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 2004-2005; VICE PRESIDENT/PORTFOLIO MANAGER, Goldman Sachs 1994-2004.
(11) VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(12) PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 2000-2005.
(13) PRINCIPAL/PORTFOLIO MANAGER/SENIOR TRADER, Transamerica Investment Management, LLC, 1997-2005.
(14) SENIOR RESEARCH ANALYST, Transamerica Investment Management, LLC, 2004-2005; SENIOR ANALYST, Wells Capital Management, LLC 2003-2004; SENIOR ANALYST, Montgomery Asset Management 1996-2003.

(15) VICE PRESIDENT/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.
(16) DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.
(17) PRINCIPAL/PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 1998-2005.
(18) EXECUTIVE DIRECTOR/PORTFOLIO MANAGER, Morgan Stanley Investment Management, 1994-2003.
(19) DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1992-2004.

         Information regarding the directors and officers of Mondrian Investment Partners Limited ("Mondrian") and the positions held with the Registrant during the past two years is provided below. Unless noted, the principal business address of Mondrian is Third Floor, 80 Cheapside, London, England EC2V 6EE.

-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES WITH MONDRIAN AND ITS AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-----------------------------------    ---------------------------------------------------------------------------------------
-------------------------------------- --------------------------------------------------------------------------------------------
David G. Tilles                        Managing Director, Chief Investment Officer and Director of Mondrian Investment Partners
                                       Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Elizabeth A. Desmond                   Regional Research Director and Director of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
John Emberson                          Chief Operating Officer, Finance Director and Director of Mondrian Investment Partners
                                       Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Clive A. Gillmore                      Deputy Managing Director and Director of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
John Kirk                              Investment Director and Director of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
G. Roger H. Kitson                     Director (Non-executive) of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Nigel G. May                           Regional Research Director and Director of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Christopher A. Moth                    Chief Investment Officer - Global Fixed Income & Currencies and Director of Mondrian
                                       Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Hamish O. Parker                       Investment Director and Director of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Robert Akester                         Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Fiona A. Barwick                       Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Joanna Bates                           Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Ormala Krishnan                        Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Emma R. E. Lewis                       Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Hugh A. Serjeant                       Senior Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
James S. Beveridge                     Senior Trading Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Len Johnson                            Senior Vice President/Client Services of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Nigel A. Bliss                         Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Ginny Chong                            Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Ian Cooke                              Interim Finance Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Richard J. Ginty                       Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Frances Lake                           Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Russell J. Mackie                      Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Andrew Miller                          Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Dan Philps                             Portfolio Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Jason R. Andrews                       Manager, Investment Administration of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
John L. Barrett                        Chief Compliance Officer of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Graham Evans                           Personnel/Premises Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Paul J. Fournel                        IT Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Jane Goss                              General Counsel and Company Secretary of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Brian Heywood                          Implementation Manager of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Jennifer E. Phimister                  Manager, Client Services of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Warren D. Shirvell                     Head of Operations of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Natalie Stone                          Trader of Mondrian Investment Partners Limited
-------------------------------------- --------------------------------------------------------------------------------------------
Arthur van Hoogstraten                 I.T. Programme Manager of Mondrian Investment Partners Limited
-----------------------------------------------------------------------------------------------------------------------------------

* Business address is 2005 Market Street, Philadelphia, PA 19103-7094.

Item 27. Principal Underwriters.

                  (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

-----------------------------------------------------------------------------------------------------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS    POSITIONS & OFFICES WITH UNDERWRITER           POSITIONS & OFFICES WITH REGISTRANT
------------------------------------ ---------------------------------------------- -----------------------------------------------
Delaware Distributors, Inc.          General Partner                                None
------------------------------------ ---------------------------------------------- -----------------------------------------------
Delaware Capital Management          Limited Partner                                None
------------------------------------ ---------------------------------------------- -----------------------------------------------
Delaware Investment Advisers         Limited Partner                                None
------------------------------------ ---------------------------------------------- -----------------------------------------------
Kevin J. Lucey                       President/Chief Executive Officer              None
------------------------------------ ---------------------------------------------- -----------------------------------------------
Philip N. Russo                      Executive Vice President                       None
------------------------------------ ---------------------------------------------- -----------------------------------------------
Douglas L. Anderson                  Senior Vice President/Operations               None
------------------------------------ ---------------------------------------------- -----------------------------------------------
Michael P. Bishof                    Senior Vice President/Investment Accounting    Senior Vice President/Chief Financial Officer
------------------------------------ ---------------------------------------------- -----------------------------------------------
Joseph H. Hastings                   Senior Vice President/Senior Financial         None
                                     Services Officer
------------------------------------ ---------------------------------------------- -----------------------------------------------
Jeffrey M. Kellogg                   Senior Vice President/Senior Product           None
                                     Manager/Communications Manager
------------------------------------ ---------------------------------------------- -----------------------------------------------
Deb Landsman-Yaros                   Senior Vice President/Head of Retail           None
                                     Investor Services
------------------------------------ ---------------------------------------------- -----------------------------------------------
Thomas M. McConnell                  Senior Vice President/Senior 529 Plans         None
                                     Product Manager
------------------------------------ ---------------------------------------------- -----------------------------------------------
Carolyn McIntyre                     Senior Vice President/Human Resources          None
------------------------------------ ---------------------------------------------- -----------------------------------------------
Brian L. Murray, Jr.                 Senior Vice President/Compliance               Senior Vice President/Chief Compliance Officer
------------------------------------ ---------------------------------------------- -----------------------------------------------
David P. O'Connor                    Senior Vice President/Strategic Investment     Senior Vice President/Strategic Investment
                                     Relationships and Initiatives/General Counsel  Relationships and Initiatives/General
                                                                                    Counsel/Chief Legal Officer
------------------------------------ ---------------------------------------------- -----------------------------------------------
Daniel J. Perullo                    Senior Vice President/Eastern Director,        None
                                     Institutional Sales
------------------------------------ ---------------------------------------------- -----------------------------------------------
Robert E. Powers                     Senior Vice President/Senior Domestic Sales    None
                                     Manager
------------------------------------ ---------------------------------------------- -----------------------------------------------
Richard Salus                        Senior Vice President/Controller/              None
                                     Treasurer/Financial Operations Principal
------------------------------------ ---------------------------------------------- -----------------------------------------------
James L. Shields                     Senior Vice President/Chief Information        None
                                     Officer
------------------------------------ ---------------------------------------------- -----------------------------------------------
Trevor M. Blum                       Vice President/Senior Consultant               None
                                     Relationship Manager
------------------------------------ ---------------------------------------------- -----------------------------------------------
E. Zoe Bradley                       Vice President/Product Management Manager      None
------------------------------------ ---------------------------------------------- -----------------------------------------------
Mel Carrozza                         Vice President/Client Services                 None
------------------------------------ ---------------------------------------------- -----------------------------------------------
Anthony G. Ciavarelli                Vice President/Counsel/Assistant Secretary     Vice President/Associate General
                                                                                    Counsel/Assistant Secretary
------------------------------------ ---------------------------------------------- -----------------------------------------------
Elisa C. Colkitt                     Vice President/Broker Dealer Operations &      None
                                     Service Support
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS     POSITIONS & OFFICES WITH UNDERWRITER           POSITIONS & OFFICES WITH REGISTRANT
------------------------------------- ---------------------------------------------- -----------------------------------------------
David F. Connor                       Vice President/Deputy General                  Vice President/Deputy General
                                      Counsel/Assistant Secretary                    Counsel/Secretary
------------------------------------- ---------------------------------------------- -----------------------------------------------
Joel A. Ettinger                      Vice President/Taxation                        Vice President/Taxation
------------------------------------- ---------------------------------------------- -----------------------------------------------
Edward M. Grant                       Vice President/Senior Domestic Sales Manager   None
------------------------------------- ---------------------------------------------- -----------------------------------------------
Audrey Kohart                         Vice President/Financial Planning and          None
                                      Reporting
------------------------------------- ---------------------------------------------- -----------------------------------------------
Josephine O'Brien                     Vice President/RFP Group Manager               None
------------------------------------- ---------------------------------------------- -----------------------------------------------
Robinder Pal                          Vice President/Senior Retail                   None
                                      e-Business/Production Services Manager
------------------------------------- ---------------------------------------------- -----------------------------------------------
Marlene D. Petter                     Vice President/Marketing Communications        None
------------------------------------- ---------------------------------------------- -----------------------------------------------
Christian Reimer                      Vice President/529 Plans Product Manager       None
------------------------------------- ---------------------------------------------- -----------------------------------------------
Richard D. Seidel                     Vice President/Assistant                       None
                                      Controller/Assistant Treasurer
------------------------------------- ---------------------------------------------- -----------------------------------------------
Michael T. Taggart                    Vice President/Facilities & Administrative     None
                                      Services
------------------------------------- ---------------------------------------------- -----------------------------------------------
Molly Thompson                        Vice President/Associate Product Management    None
                                      Manager
------------------------------------- ---------------------------------------------- -----------------------------------------------
Kathryn R. Williams                   Vice President/Senior Counsel/Assistant        Vice President/Associate General
                                      Secretary                                      Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------

                   (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

---------------------------------------------------------------------------------------------------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS            POSITIONS & OFFICE WITH LFD                  POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------------- ----------------------------------------- ------------------------------------------
Westley V. Thompson                          President and Chief Executive Officer                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
David M. Kittredge                           Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
William C. Miller                            Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Terrance Mullen                              Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Donald Roberson                              Senior Vice President                                       None
-------------------------------------------- ----------------------------------------- ------------------------------------------
David L. Ahrendt(3)                          Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Duane L. Bernt(2)                            Vice President and Treasurer                                None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Nancy Briguglio                              Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Patrick J. Caulfield(1)                      Vice President and Chief Compliance                         None
                                             Officer
-------------------------------------------- ----------------------------------------- ------------------------------------------
Daniel P. Hickey(2)                          Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Karina Istvan                                Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Rochelle Krombolz                            Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
William Lamoin                               Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Diane McCarthy                               Vice President, Chief Financial Officer                     None
                                             and Chief Administrative Officer
-------------------------------------------- ----------------------------------------- ------------------------------------------
Henry Orvin                                  Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
James Ryan                                   Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Gregory Smith                                Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Marjorie Snelling                            Vice President                                              None
-------------------------------------------- ----------------------------------------- ------------------------------------------
Marilyn K. Ondecker(3)                       Secretary                                                   None
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) 350 Church Street, Hartford, CT 06103
(2) 1500 Market Street, Philadelphia, PA 19103
(3) 1300 Clinton Street, Fort Wayne, IN 46802
--------------------------------------------------------------------------------

                  (c)  Not Applicable.

Item 28. Location of Accounts and Records.

                 All accounts and records are maintained in the Philadelphia office at 2005 Market Street, Philadelphia, PA 19103.

Item 29. Management Services. None.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 31st day of October, 2005.

                                               DELAWARE POOLED TRUST

                                               By:     Jude T. Driscoll
                                                  ----------------------------
                                                   Jude T. Driscoll
                                                   Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                        Title                                                                Date
---------------------------------------------    ---------------------------------------------------------     ---------------------
Jude T. Driscoll                                 Chairman/President/Chief Executive Officer (Principal            October 31, 2005
-------------------------------------            Executive Officer) and Trustee
Jude T. Driscoll

                                    *            Trustee                                                          October 31, 2005
-------------------------------------
Thomas L. Bennett

                                    *            Trustee                                                          October 31, 2005
-------------------------------------
John A. Fry

                                    *            Trustee                                                          October 31, 2005
-------------------------------------
Anthony D. Knerr

                                    *            Trustee                                                          October 31, 2005
-------------------------------------
Lucinda S. Landreth

                                    *            Trustee                                                          October 31, 2005
-------------------------------------
Ann R. Leven

                                    *            Trustee                                                          October 31, 2005
-------------------------------------
Thomas F. Madison

                                    *            Trustee                                                          October 31, 2005
-------------------------------------
Jan L. Yeomans

                                    *            Trustee                                                          October 31, 2005
-------------------------------------
J. Richard Zecher

                                    *            Senior Vice President/Chief Financial Officer                    October 31, 2005
-------------------------------------            (Principal Financial Officer)
Michael P. Bishof

                * By:           Jude T. Driscoll
                     ----------------------------------------
                                Jude T. Driscoll
                               as Attorney-in-Fact
                        for each of the persons indicated

                                INDEX TO EXHIBITS

Exhibit No.      Exhibit
-----------      -------

EX-99.B          By-Laws Amended and Restated By-Laws of the Registrant (May 19,
                 2005)

EX-99.C2         Article II of the By-Laws

EX-99.D11        Executed Amendment No. 7 (November 1, 2005) to Exhibit A of the
                 Investment Management Agreement (December 15, 1999) between the
                 Registrant and Delaware Management Company (adding The
                 Large-Cap Growth Equity Portfolio)

EX-99.E1iv       Executed Amendment No. 3 (November 1, 2005) to Schedule I of
                 the Distribution Agreement between Delaware Distributors, L.P.
                 and the Registrant on behalf of each Portfolio

EX-99.H1iv       Executed Amendment No. 3 (November 1, 2005) to Schedule A to
                 Shareholder Services Agreement

EX-99.H2i        Form of Amendment No. 30 to Delaware Investments Family of
                 Funds Fund Accounting Agreement

EX-99.I          Legal Opinion

EX-99.J          Consent of Independent Public Registered Accounting Firm